As filed with the U.S. Securities and Exchange Commission on January 17, 2007

Securities Act File No. 33-43446

Investment Company Act File No. 811-6444

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 63 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 63
(Check appropriate box or boxes.)

Legg Mason Partners Investment Trust*

(Exact Name of Registrant as Specified in Charter)

125 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Investment Trust

300 First Stamford Place

Stamford, Connecticut

(Name and Address of Agent for Service)

COPY TO:

Burton M. Leibert, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on the 60th day following the date of this filing pursuant to paragraph (a)(1) of Rule 485.

* This filing relates solely to shares of the Trust’s series Legg Mason Partners Classic Values Fund, Legg Mason Partners Mid Cap Core Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund and Legg Mason Partners Intermediate Maturity New York Municipals Fund.

PROSPECTUS

March     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

Classic Values Fund

Class A, B, C and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Classic Values Fund

Contents

The fund is a separate investment fund of Legg Mason Partners Investment Trust, a Massachusetts business trust.

Prior to April 7, 2006, the fund was known as Smith Barney Classic Values Fund.

Investments, risks and performance

Investment objective

The fund seeks long-term capital appreciation as its primary objective. Current income is a secondary objective. The fund’s investment objective is non-fundamental, and may be changed without shareholder approval.

Principal investment strategies

Key investments

The fund invests primarily in U.S. equity securities of companies that Olstein Capital Management, L.P. (the “subadviser”) believes are undervalued. If the subadviser determines that suitable equity securities are not available, the fund may invest all or a portion of its assets in short-term fixed income or money market securities in order to pursue the fund’s secondary objective of income. The fund may generally invest in companies of any size and will diversify its investments over a wide variety of industries. The fund may from time to time sell short securities that the subadviser believes are overvalued and will decline in price. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

When evaluating securities for investment, the subadviser performs an extensive analysis of the issuer’s financial statements and business characteristics to identify stocks selling below the subadviser’s proprietary calculation of private market value. This evaluation emphasizes a detailed inferential look behind the numbers of financial statements to assess financial strength and screen for potential problems in order to measure downside risk —“defense first”— before considering a stock’s potential for capital appreciation. The purpose of the inferential analysis is to alert the subadviser to positive or negative factors affecting a company’s future free cash flow that may or may not be recognized by the financial markets. The fund’s investment philosophy is based on the belief that an intensive inferential analysis of a company’s financial statements, supporting documents, disclosure practices, and financial statement footnotes, is the best way to analyze the capabilities of management, the economic reality of the information provided, the conservatism of the accounting and disclosure practices, the company’s financial strength, and finally, the value of the company. The subadviser’s emphasis on evaluation of the company’s financial statements differs from more conventional stock selection methods such as contact with the company’s management, analysis of broader economic trends or market timing techniques.

The subadviser’s goal is to identify companies that can generate positive return, within the fund’s three to five year investment horizon, while protecting against downside risk. The subadviser seeks to identify and select companies that generate more cash flow than necessary to sustain their business, avoid aggressive accounting practices (such as capitalizing regular expenses), demonstrate balance sheet fundamentals that are consistent with the fund’s “defense first” approach and are selling at a discount to their private market value.

When evaluating an individual stock, the subadviser looks for:

■	Low market valuations measured by the subadviser’s valuation models
■	Positive changes in earnings prospects because of factors such as:
☐	Ability to provide excess cash flow

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☐	Financial strength
☐	Quality of earnings
☐	New, improved or unique products and services
☐	New or rapidly expanding markets for the company’s products
☐	New management
☐	Changes in the economic, financial, regulatory or political environment particularly affecting the company
☐	Effective research, product development and marketing
☐	A business strategy not yet recognized by the marketplace

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, as a result of the following:

■	U.S. stock markets decline or perform poorly relative to other types of investments
■	The subadviser’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
■	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
■	The subadviser’s decision to sell securities short that it believes overvalued proves to be incorrect
■	The markets strongly favor growth stocks over stocks with value characteristics
■	Short selling is a technique that may be considered speculative and involves risk beyond the amount of money used to secure each transaction
■	The fund may invest up to 20% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries the fund may invest in have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. stock market
■	Are looking for an investment with potentially greater return but higher risk than fixed income investments
■	Are willing to accept the risks of the stock market
■	Are investing with a longer-term investment outlook of at least 3-5 years

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks

Legg Mason Partners Classic Values Fund         3

of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I* shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

Total Return for Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart)

Highest:          in     th quarter         ; Lowest:         % in      quarter         .

Average Annual Total Returns (for periods ended December 31, 2006)

	1 year	5 years	Since Inception	Inception Date
Class A

Return before taxes(1)%		N/A	%	4/14/03

Return after taxes on distributions(1)(2)%		N/A	%

Return after taxes on distributions and sale of fund shares(1)(2)%		N/A	%

Other Classes (Return before taxes only)

Class B	%	%	%	4/14/03

Class C	%	N/A	%	4/14/03

Class I(3)	N/A	N/A	N/A	4/14/03

S&P 500 Index(4)%		N/A	%	4/14/03

(1)	On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

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(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other class shares will vary.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares. [No Class I shares were outstanding on December 31, 2006.]

(4)	The S&P 500 Index is an unmanaged market-value weighted index comprised of 500 widely held common stocks.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B	Class C		Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None		None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None(2)	5.00%	1.00	%(3)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class I(1)
Management fee	%	%	%	%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None

Other expenses(4)%		%	%	%	(5)

Total annual fund operating expenses	%	%	%	%

Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	%	%	%	%

The voluntary fee waivers and reimbursements do not cover brokerage, taxes and extraordinary expenses and may be reduced or terminated at any time.

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.

(4)	The amounts set forth in “Other expenses” for Class A, B, C and I shares have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006.

(5)	[For Class I shares, “Other expenses” have been estimated based on expenses incurred by Class A shares because no Class I shares were outstanding for the fiscal year ended November 30, 2006.] [To be updated by amendment.]

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Legg Mason Partners Classic Values Fund         5

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$	$	$	$

Class B (redemption at end of period)	$	$	$		$(1)

Class B (no redemption)	$	$	$		$(1)

Class C (with redemption)	$	$	$	$

Class C (no redemption)	$	$	$	$

Class I(2) (with or without redemption)	$	$	$	$

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

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More on the fund’s investments

The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.

Short-term investments

When the subadviser determines that suitable equity securities are not available, the fund may invest all or a portion of its assets in short-term fixed income or money market securities in order to pursue the fund’s secondary objective of income. Generally, the value of these fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

Short sales

If the fund believes that an issuer’s stock is overvalued and will decline in price, the fund may sell the security short and borrow the same security from a broker or other institution to complete the sale. Short sales may be considered a speculative technique and may involve risks beyond the fund’s initial investment.

Derivative contracts

The fund may, but need not, use derivative contracts, such as options on U.S. government securities, interest rate futures and options on interest rate futures, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in derivative contracts can have a big impact on the fund’s exposure to interest rates or exposure to changes in the value of individual securities. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or the markets for individual securities are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

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Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

Master/feeder option

The fund may in the future seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund.

LMPFA is a wholly-owned subsidiary of Legg Mason Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately [$        ] billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

The fund’s subadviser is Olstein Capital Management, L.P. (“Olstein” or the “subadviser”). The subadviser provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, which is performed by LMPFA. The subadviser’s address is 4 Manhattanville Road, Purchase, New York 10577. The subadviser selects the fund’s portfolio investments and supervises its portfolio transactions. As of December 31, 2006, the subadviser managed approximately $[        ] billion in assets.

Robert A. Olstein, the Chairman and Chief Investment Officer of the subadviser, has been responsible for the day-to-day management of the fund’s portfolio since its inception. Mr. Olstein has been engaged in various aspects of securities research and portfolio management for both institutional and retail clients since 1968.

Sean Reidy, a Senior Vice President of Capital Management, L.P., the fund’s subadviser, assists Robert A. Olstein in managing the day-to-day operations of the fund since May 2005. Mr. Olstein is the head portfolio manager and is ultimately responsible for the whole portfolio. Mr. Reidy is the co-portfolio manager and day-to-day decision maker for the whole portfolio. Mr. Reidy has served in various research capacities at the subadviser since its founding in 1995.

The SAI provides additional information about the portfolio managers’ compensation, any other accounts managed by the portfolio managers, and any fund shares held by the portfolio managers and has more detailed information about the manager and other fund service providers.

Management fee

For the fiscal year ended November 30, 2006, the fund paid a management fee of 1.0% of the fund’s average daily net assets for management services for the first $1.5 billion of net assets and 0.90% for net assets over $1.5 billion. For the period from December 1, 2005 through July 31, 2006, the fund paid the management fee to SBFM. For the period from August 1, 2006 through November 30, 2006, the fund paid the management fee to LMPFA.

A discussion regarding the basis for the approval by the board of trustees (the “Board” or “Trustees”) of the fund’s management agreement and subadvisory agreement(s) is available in the fund’s Annual Report for the fiscal year ended November 30, 2006.

Legg Mason Partners Classic Values Fund         9

Other information

Effective July 12, 2006, the fund reduced the minimum initial and subsequent investment requirements to $1.00 for certain programs offered by third-party intermediaries, including asset allocation programs, wrap account programs, fee-based programs and unified managed account programs or individual accounts within such programs.

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also have been asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charge.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of these past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or reck -

10         Legg Mason Partners Funds

lessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Classes A, B and C shares. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C shares more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. This is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or a distributor’s financial advisors or registered representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

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Not all classes of shares are available through each Service Agent. You should contact your Service Agent for more information.

Investment minimums

Minimum and initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investment(1)
	Class A	Class B	Class C	Class I (formerly Y)
General	$500/$50	$500/$50	$500/$50	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a

Simple IRAs	$1/$1	$1/$1	$1/$1	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None/None

Retirement Plans with omnibus accounts held on the books of the fund	None/None	n/a	None/None	None/None

Other Retirement Plans	$50/$50	$50/$50	$50/$50	n/a

Institutional Investors	$500/$50	$500/$50	$500/$50	$1 million/none

(1)	Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors, and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver
■	Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you chose:

	Class A	Class B	Class C	Class I (formerly Y)
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Contingent deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Generally higher annual expenses than Class A	■ No initial sales charge ■ Contingent deferred sales charge for only 1 year ■ Does not convert to Class A ■ Generally higher expenses than Class A	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Generally lower expenses than the other classes
Initial sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None
Contingent Deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase; waived for certain investors	None
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	None
Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds.

(1)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends reinvested in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price (%)	Sales Charge as a % of net amount invested (%)	Broker/Dealer Commission as a % of offering price
Less than $25,000	5.75	6.10	5.00

$25,000 but less than $50,000	5.00	5.26	4.25

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	2.75

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more(1)	-0-	-0-	up to 1.00

(1)	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners funds to take advantage of the breakpoints in the sales charge schedule. In

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order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Legg Mason Partners Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchase. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21; and

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of intent – allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Fund shares that are purchased during the 13-month period by
☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited towards your letter of intent asset goal.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

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Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or Legg Mason Partners Shareholder Services at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	5%	4%	3%	2%	1%	0%

LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the contingent deferred sales charges. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

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Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares (other than shares sold to omnibus accounts of retirement plans held on the books of the fund) a commission of up to 1.00% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchases, these Service Agents will receive an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares (formerly Class Y shares)

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. See “Retirement and institutional investors — Class I shares” below for additional information regarding investor eligibility and investment minimums.

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More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website: http//www.leggmason.com/InvestorServices and click on the name of the fund.

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Retirement and institutional investors

Eligible investors

Retirement plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among three classes of shares: Class C, Class A and Class I (formerly Class Y) shares. “Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plan investors (including, for example, employer-sponsored plans investing through brokerage accounts), can generally choose among three classes of shares: Class A, Class B and Class C. Individual retirement vehicles, such as IRAs, may also choose among these share classes. These types of investors are treated like individual investors for purposes of determining investment minimums, sales charges and any applicable sales charge reductions or waivers.

Clients of eligible financial intermediaries

Clients of Eligible Financial Intermediaries may generally choose among two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class C — Retirement plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying an initial sales charge. As of November 20, 2006, LMIS no longer pays Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of a fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay these Service Agents an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. For purchases made by Retirement

20         Legg Mason Partners Funds

Plans with omnibus accounts held on the books of the fund on or after November 20, 2006, the contingent deferred sales charge on shares redeemed within one year of purchase is waived.

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares and are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class Y shares prior to that date will be permitted to make additional investments in Class I shares.

Class A — Retirement plans

Retirement Plans with omnibus accounts held on the books of the fund may purchase Class A shares through programs sponsored by financial intermediaries. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares is waived where:

■	Such Retirement Plan’s record keeper offers only load-waived shares,
■	Fund shares are held on the books of the fund through an omnibus account, and
■	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.

As of November 20, 2006, LMIS no longer pays Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with a fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value on or after this date, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the additional Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to Class A and Class C shares, the fund may pay a fee for recordkeeping services performed for the applicable share class.

Not all share classes may be made available by your Service Agent; please contact your Service Agent for additional details.

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Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■  Class of shares being bought

■  Dollar amount or number of shares being bought

■  Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■  All investors should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■  Enclose a check to pay for the shares. For initial purchases, complete and send an account application upon request from Legg Mason Partners Shareholder Services at the number below

■  Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

■  For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or Legg Mason Partners Shareholder Services to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■  Amounts transferred must be at least $25

■  Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■  If you do not have sufficient funds in your account on a transfer date, your Service Agent or Legg Mason Partners Shareholder Services may charge you a fee

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

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Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■ If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■ If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes

■ Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■ Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

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By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange Inc. (“NYSE”) is open. All shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined. You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the Address on the following page.

Through a systematic exchange program

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Funds.

■ Exchanges may be made, monthly, every alternate month, quarterly, semi-annually or annually

■ A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services.

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Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The fund name, the class of shares to be redeemed, and your account number

■ The dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. All shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Legg Mason Partners Classic Values Fund         25

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2.00% per month of your account balance on the date the withdrawals commence, up to a maximum of 12.00% in any one year.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

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Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by

Legg Mason Partners Classic Values Fund         27

your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

28         Legg Mason Partners Funds

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

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Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent or Legg Mason Partners Shareholder Services less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income, potentially taxable at long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and

30         Legg Mason Partners Funds

any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

Legg Mason Partners Classic Values Fund         31

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value per share is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities of issuers located in emerging markets, some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model

32         Legg Mason Partners Funds

developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners Classic Values Fund         33

Financial highlights

The financial highlights table is intended to help you understand the performance of each class of the fund for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements which have been audited by [            ], independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). As of November 20, 2006, Class Y shares of the fund were renamed Class I shares.

For a Class A(1) share of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

	2006	2005	2004	2003(2)
Net asset value, beginning of year		$17.07	$15.65	$11.40

Income (loss) from operations:
Net investment loss		(0.03)	(0.06)	(0.05)
Net realized and unrealized gain		1.24	1.91	4.30

Total income from operations		1.21	1.85	4.25

Less distributions from:
Net realized gains		(1.10)	(0.43)	—

Total distributions		(1.10)	(0.43)	—

Net asset value, end of year		$17.18	$17.07	$15.65

Total return(3)		7.39%	$12.07%	37.28%

Net assets, end of year (000s)		$63,845	$56,830	$27,028

Ratios to average net assets:
Gross expenses		1.51%	1.40%	1.75	%(4)
Net expenses		1.51%	1.40 (5)	1.75	(4)
Net investment loss		(0.21)	(0.35)	(0.59	)(4)

Portfolio turnover rate		71%	65%	24%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period April 14, 2003 (inception date) to November 30, 2003.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The manager voluntarily waived a portion of its fees.

34         Legg Mason Partners Funds

For a Class B(1) share of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

	2006	2005	2004	2003(2)
Net asset value, beginning of year		$16.86	$15.57	$11.40

Income (loss) from operations:
Net investment loss		(0.16)	(0.18)	(0.12)
Net realized and unrealized gain		1.21	1.90	4.29

Total income from operations		1.05	1.72	4.17

Less distributions from:
Net realized gains		(1.10)	(0.43)	—

Total distributions		(1.10)	(0.43)	—

Net asset value, end of year		$16.81	$16.86	$15.57

Total return(3)		6.48%	11.28%	36.58%

Net assets, end of year (000s)		$78,796	$74,802	$47,626

Ratios to average net assets:
Gross expenses		2.29%	2.17%	2.53	%(4)
Net expenses		2.29	2.17 (5)	2.53	(4)
Net investment loss		(0.99)	(1.11)	(1.38	)(4)

Portfolio turnover rate		71%	65%	24%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period April 14, 2003 (inception date) to November 30, 2003.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The manager voluntarily waived a portion of its fees.

Legg Mason Partners Classic Values Fund         35

For a Class C(1)(2) share of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

	2006	2005	2004	2003(3)
Net asset value, beginning of year		$16.86	$15.57	$11.40

Income (loss) from operations:
Net investment loss		(0.16)	(0.18)	(0.12)
Net realized and unrealized gain		1.22	1.90	4.29

Total income from operations		1.06	1.72	4.17

Less distributions from:
Net realized gains		(1.10)	(0.43)	—

Total distributions		(1.10)	(0.43)	—

Net asset value, end of year		$16.82	$16.86	$15.57

Total return(4)		6.54%	11.28%	36.58%

Net assets, end of year (000s)		$68,764	$67,312	$42,351

Ratios to average net assets:
Gross expenses		2.28%	2.16%	2.52	%(5)
Net expenses		2.28	2.16 (6)	2.52	(5)
Net investment loss		(0.98)	(1.10)	(1.38	)(5)

Portfolio turnover rate		71%	65%	24%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.

(3)	For the period April 14, 2003 (inception date) to November 30, 2003.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	The manager voluntarily waived a portion of its fees.

36         Legg Mason Partners Funds

For a Class I* share of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

	2006	2004		2003(2)
Net asset value, beginning of period		$15.57		$11.40

Income (loss) from operations:
Net investment loss		(0.16)		(0.08)
Net realized and unrealized gain		1.90		4.25

Total income from operations		1.74		4.17

Less distributions from:
Net realized gains		(0.43)		—

Total distributions		(0.43)		—

Net asset value, end of period		$16.88		$15.57

Total return(3)		11.41%		36.58	%(5)

Net assets, end of period (000s)		$6		$5

Ratios to average net assets:
Expenses		2.07	%(4)	1.94	%(6)
Net investment loss		(1.00)		(0.85	)(6)

Portfolio turnover rate		65%		24%

*	As of November 20, 2006, Class Y shares were renamed Class I shares. [No Class I shares were outstanding for the fiscal year ended November 30, 2006.] [TO BE UPDATED BY AMENDMENT]

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	For the period April 14, 2003 (inception date) to November 30, 2003.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The manager waived a portion of its fees for the year ended November 30, 2004. The actual expense ratio did not change due to this waiver.

(5)	Total return is not annualized, as it may not be representative of the total return for the year.

(6)	Annualized.

Legg Mason Partners Classic Values Fund         37

(Investment Company Act file no. 811-06444)

(FD 02695) (03/07)

Legg Mason Partners

Classic Values Fund

You may look at the fund’s web site at www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund will send only one report to a household if more than one account has the same address. Please contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor its distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

March     , 2007

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INVESTMENT TRUST

Legg Mason Partners Classic Values Fund

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the prospectus of the Legg Mason Partners Classic Values Fund (the “fund” or “Classic Values Fund”) dated March     , 2007, as amended or supplemented from time to time (the “prospectus”), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. These reports contain financial statements that are incorporated herein by reference. A prospectus and copies of the reports may be obtained free of charge by contacting a distributor’s financial advisor or registered representative, a broker/dealer, financial intermediary or a financial institution that has entered into an agreement with one of the fund’s distributors, (each called a “Service Agent”), or by writing or calling the fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Inc. (“Legg Mason”) and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors. The fund is a separate investment series of Legg Mason Partners Investment Trust (the “Trust”), a Massachusetts business trust.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

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INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The fund’s prospectus discusses the fund’s investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies the fund may utilize and certain risks associated with these investments, policies and strategies. Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the fund and Olstein Capital Management, L.P. (“Olstein” or the “subadviser”) serves as the subadviser to the fund and provides day-to-day management of the fund’s portfolio, except for the management of cash and short-term instruments, which is performed by LMPFA.

The fund seeks long-term capital appreciation as its primary objective. Current income is a secondary objective. The fund’s investment objective is non-fundamental, and may be changed by the board of trustees of the Trust (the “Board” or “Trustees”) without a shareholder vote.

Principal Investment Strategies

The fund invests primarily in U.S. equity securities of companies that the subadviser believes are undervalued. If the subadviser determines that suitable equity securities are not available, the fund may invest all or a portion of its assets in short-term fixed income or money market securities in order to pursue the fund’s secondary objective of income. The fund may generally invest in companies of any size and will diversify its investments over a wide variety of industries. The fund may from time to time sell short securities that the subadviser believes are overvalued and will decline in price. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

When evaluating securities for investment, the subadviser performs an extensive analysis of the issuer’s financial statements and business characteristics to identify stocks selling below the subadviser’s proprietary calculation of private market value. This evaluation emphasizes a detailed inferential look behind the numbers of financial statements to assess financial strength and screen for potential problems in order to measure downside risk—”defense first”—before considering a stock’s potential for capital appreciation. The purpose of the inferential analysis is to alert the subadviser to positive or negative factors affecting a company’s future free cash flow that may or may not be recognized by the financial markets. The fund’s investment philosophy is based on the belief that an intensive inferential analysis of a company’s financial statements, supporting documents, disclosure practices, and financial statement footnotes, is the best way to analyze the capabilities of management, the economic reality of the information provided, the conservatism of the accounting and disclosure practices, the company’s financial strength, and finally, the value of the company. The subadviser’s emphasis on evaluation of the company’s financial statements differs from more conventional stock selection methods such as contact with the company’s management, analysis of broader economic trends or market timing techniques.

The subadviser’s goal is to identify companies that can generate positive return, within the fund’s three to five year investment horizon, while protecting against downside risk. The subadviser seeks to identify and select companies that generate more cash flow than necessary to sustain their business, avoid aggressive accounting practices (such as capitalizing regular expenses), demonstrate balance sheet fundamentals that are consistent with the fund’s “defense first” approach and are selling at a discount to their private market value.

Additional Information

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the fund.

Under normal market conditions, the majority of the fund’s portfolio will consist of common stock, but it also may contain money market instruments for cash management purposes. When the subadviser believes that a

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defensive investment posture is warranted or when opportunities for capital growth do not appear attractive, the fund may temporarily invest all or a portion of its assets in short-term money market instruments, including repurchase agreements with respect to those instruments. The fund is authorized to borrow money in an amount up to 10% of its total assets for temporary or emergency purposes.

Equity Securities. The fund will invest primarily in equity securities, including primarily common stocks and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock.

Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Preferred Stock. The fund may invest in preferred stocks, which, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Convertible Securities. The fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer.

Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, but it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Rule 144A Securities. The fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the fund. Privately issued or Rule 144A securities that are determined by the portfolio managers to be “illiquid” are subject to the fund’s policy of not investing more than 15% of its net assets in illiquid securities. The portfolio managers, under guidelines approved by the Board, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the

3

number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

When-Issued Securities, Delayed-Delivery and Forward Commitment Transactions. The fund may purchase securities on a “when-issued” basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

When the fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund’s books. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund’s commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Foreign Securities. The fund may invest up to 20% of its net assets in the securities of foreign issuers directly or in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the fund’s investment in these types of securities to 20% of the fund’s net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes, which may reduce the investment return of the fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries the fund may invest in have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

4

Securities of Other Investment Companies. The fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). Presently, under the 1940 Act, the fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the fund’s total assets and (iii) when added to all other investment company securities held by the fund, do not exceed 10% of the value of the fund’s total assets.

To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders of the fund that invest in Equity Equivalents may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

Repurchase Agreements. The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The fund’s custodian will have custody of, and will hold in a segregated account, securities acquired by the fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the “SEC”) to be loans by the fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund.

By lending its securities, the fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not the primary investment goal of the fund, income received could be used to pay the fund’s expenses and would increase an investor’s total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities

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rises above the level of such collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Payments received by the fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund, Legg Mason, Inc. (“Legg Mason”), of which SBFM is a wholly-owned subsidiary, or Citigroup Global Markets Inc. (“CGMI”), one of the fund’s co-distributors, and is acting as a “finder,” a part of the interest earned from the investment of collateral received for securities loaned.

Money Market Instruments. As stated in the prospectus, the fund may invest for temporary defensive purposes or when opportunities for capital growth do not appear attractive, in short-term corporate and government money market instruments. Money market instruments in which the fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Certificates of Deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time Deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amounts of CDs of each bank held by the fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are generally required to, among other things, maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of

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domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the subadviser will carefully evaluate such investments on a case-by-case basis.

Savings and loan associations whose CDs may be purchased by the fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

Fixed Income Securities. The fund may invest in investment grade bonds rated, at the time of purchase, in the four highest ratings categories by a nationally recognized securities rating organization (“NRSRO”), such as those rated Aaa, Aa, A and Baa by Moody’s Investor Service, Inc. (“Moody’s”) or AAA, AA, A and BBB by the Standard & Poor’s Ratings Group (“S&P”). Obligations rated in the lowest of the top four rating categories (such as Baa by Moody’s or BBB by S&P) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. In addition, it is possible that Moody’s, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by the fund, although the subadviser will consider these events in determining whether the fund should continue to hold the securities.

Illiquid Securities. Up to 15% of the assets of the fund may be invested in illiquid securities, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) TD’s maturing in more than seven calendar days and (d) securities of new and early stage companies whose securities are not publicly traded.

Options, Futures and Currency Strategies. The Commodity Futures Trading Commission (“CFTC”) eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund however, continues to have policies with respect to futures and options thereon as set forth below. The fund may use forward currency contracts and certain options and futures strategies to

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attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund. There can be no assurance that such efforts will succeed.

To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the manager or subadviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the manager or subadviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the manager or subadviser expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency, or when the manager or subadviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the manager or subadviser believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The fund will segregate (i) cash, (ii) U.S. Government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, with a value equal to the aggregate amount of the fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities are segregated on a daily basis so that the value of the amount will equal the amount of the fund’s commitments with respect to such contracts.

For hedging purposes, the fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the subadviser intends to include in its portfolio. The fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level of interest rates.

The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is “covered” if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account on the fund’s books) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund’s books.

The fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the fund may lose such amounts if the prices of securities underlying the options do not move in the direction or to the extent anticipated.

Although the portfolio may not use forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs. These risks include: dependence on the

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subadviser’s ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests and lack of assurance that a liquid market will exist for any particular option, futures contract or option thereon at any particular time.

Over-the-counter options in which the fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

Options on Securities. As discussed more generally above, the fund may engage in writing covered call options. The fund may also purchase put options and enter into closing transactions. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities when the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

The fund may write (a) in-the-money call options when the subadviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the subadviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the subadviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“Clearing Corporation”) or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options

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only on national securities exchanges or in the over-the-counter market. The fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

Although the fund generally will purchase or write only those options for which the subadviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the subadviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the subadviser will attempt to take appropriate measures to minimize the risks relating to the fund’s writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

Stock Index Options. As described generally above, the fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor’s 100. Indexes also are based on an industry or market segment such as the Amex Oil Index or the Amex Computer Technology Index.

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Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures Contracts and Options on Futures Contracts. As described generally above, the fund may invest in stock index futures contracts and options on futures contracts traded on a domestic exchange or board of trade. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The primary purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. The fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The fund will enter into futures contracts and options only on futures contracts that are traded on a domestic exchange and board of trade. Assets committed to futures contracts will be segregated on the fund’s books to the extent required by law.

The purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith

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deposit on the contract, which is returned to the fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the fund’s custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the subadviser to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Swaps. The fund may enter into swaps relating to indexes, currencies and equity interests of domestic and foreign issuers. A swap transaction is an agreement between the fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

The fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the fund receiving or paying, as the case

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may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the fund is contractually obligated to make. If the counterparty to a swap defaults, the fund’s risk of loss consists of the net amount of payments that the fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the subadviser believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the “1940 Act”), and, accordingly, will not treat them as being subject to the fund’s borrowing restrictions. Where swaps are entered into for other than hedging purposes, the fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Index-Related Securities (“Equity Equivalents”). The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index) and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a Fund’s assets across a broad range of equity securities.

To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders of the fund that invests in Equity Equivalents may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the Fund investing in such instruments.

Short Sales. If the fund anticipates that the price of a company’s stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The fund may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure

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each transaction. Whenever the fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, the fund may purchase call options to buy securities sold short by the fund. Such options would lock in a future price and protect the fund in case of an unanticipated increase in the price of a security sold short by the fund.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements with banks or broker-dealers. A reverse repurchase agreement involves the sale of a money market instrument held by a fund coupled with an agreement by the fund to repurchase the instrument at a stated price, date and interest payment. The fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller. Entry into such agreements requires the creation and maintenance of a segregated account with the fund’s custodian consisting of U.S. government securities, cash or cash equivalents.

Forward Roll Transactions. Forward roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of the securities. Although investing the proceeds of these forward roll transactions in repurchase agreements or money market instruments may provide a fund with the opportunity for higher income, this leveraging practice will increase a fund’s exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these forward roll transactions that exceeds the cost of the transactions would cause a fund’s net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a fund’s net asset value per share to decrease faster than would otherwise be the case.

Master/Feeder Fund Structure. The Board has the discretion to retain the current distribution arrangement for the fund while investing the fund’s assets in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Disclosure of Portfolio Holdings

The fund has adopted policies and procedures developed by LMPFA, the fund’s investment manager, with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market

14

funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to a fund’s Board at its next regularly scheduled meeting.

Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter end on their website: http://www.leggmason.com/InvestorServices.

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Set forth below is a list, as of [INSERT DATE], of those parties with whom LMPFA, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 calendar days after quarter end
Lipper	Quarterly	25 calendar days after quarter end
S&P	Quarterly	25 calendar days after quarter end
Morningstar	Quarterly	25 calendar days after quarter end
Vestek	Daily	None
Factset	Daily	None
Bank of New York	Daily	None

[To be updated by amendment]

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 days after quarter end
Mercer	Quarterly	25 days after quarter end
EVestment Alliance	Quarterly	25 days after quarter end
CRA RogersCasey	Quarterly	25 days after quarter end
Cambridge Associates	Quarterly	25 days after quarter end
Marco Consulting	Quarterly	25 days after quarter end
Wilshire	Quarterly	25 days after quarter end
Informa Investment Services (Efron)	Quarterly	25 days after quarter end
CheckFree (Mobius)	Quarterly	25 days after quarter end
Nelsons Information	Quarterly	25 days after quarter end
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 business days following month end
Fitch	Monthly	Sent 6-8 business days following month end
Liberty Hampshire	Weekly and month end	None
Sun Trust	Weekly and month end	None
New England Pension Consultants	Quarterly	25 days after quarter end
Evaluation Associates	Quarterly	25 days after quarter end
Watson Wyatt	Quarterly	25 days after quarter end
Moody’s (Rating Agency)	Weekly Tuesday night	1 business day
S&P (Rating Agency)	Weekly Tuesday night	1 business day

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Current Investment Restrictions

The investment restrictions numbered 1 through 7 below have been adopted by the Trust as fundamental policies of the fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a “majority of the outstanding voting securities” of the fund which is defined in the 1940 Act, as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of the fund’s outstanding shares. The remaining restrictions may be changed by a vote of a majority of the Trust’s Board at any time.

Under the investment restrictions adopted by the fund, the fund will not:

1. Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2. Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques, each of which will not be considered to be “borrowings” for purposes of this limitation. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

4. Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and(c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

7. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933 (the “1933 Act”), as amended, in disposing of portfolio securities.

8. Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities.

9. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

10. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

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11. Write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the fund’s investment objective and policies.

12. Make investments for the purpose of exercising control of management.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Proposed Investment Restrictions

The fund has called a meeting of its shareholders to consider several proposals, including the adoption of revised fundamental investment policies or restrictions. If approved by the fund’s shareholders, the fund’s revised policies will be as follows:

1. The fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any

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increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates). The SEC frequently treats repurchase agreements as loans. While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a sub-adviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

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With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund’s proposed fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

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TRUSTEES AND EXECUTIVE OFFICERS OF THE FUND

The business and affairs of the fund are managed by the Board. The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The current Trustees, including the independent trustees of the fund who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”) and executive officers of the fund, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies and their portfolios associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below.

The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. The fund has called a meeting of its shareholders to consider several proposals, including the election of a new Board. Each Trustee and officer holds office until that individual resigns, retires or is otherwise removed.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Dwight B. Crane Born 1937	Trustee	Since 1995	Professor; Harvard Business School (since 1969); Independent Consultant (since 1969)		None

Burt N. Dorsett Born 1930	Trustee	Since 1991	President—Dorsett McCabe Capital Management Inc.; Chief Investment Officer— Leeb Capital Management, Inc.		None

Stephen E. Kaufman Born 1932	Trustee	Since 1995	Attorney		None

Cornelius C. Rose, Jr. Born 1932	Trustee	Since 1991	Chief Executive Officer— Performance Learning Systems		None

INTERESTED TRUSTEE*

R. Jay Gerken 399 Park Avenue New York, NY 10022 Born 1951	Chairman/ President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board, Trustee, or Director of 169 funds associated with LMPFA and its affiliates; Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001)		None

*	Mr. Gerken and each officer of the fund is an “interested person,” as defined in the 1940 Act because of their position with the manager and/or certain of its affiliates.

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Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Ted P. Becker Born 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co., LLC (“Legg Mason & Co.”) (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included Smith Barney Fund Management (“SBFM”), Smith Barney Asset Management and Citi Fund Management (“CFM”) and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

R. Jay Gerken, CFA Born 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co.; Chairman of the Board, Trustee, or Director of 169 funds associated with LMPFA and its affiliates; Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. Previously, Chairman of SBFM and CFM (2002 to 2005); Chairman, President and Chief Executive Officer of Travelers Investment Advisers Inc. (2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001)

Thomas C. Mandia Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

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For the calendar year ended December 31, 2006, the Trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee
Independent Trustees
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe(1)
Stephen E. Kaufman
Cornelius C. Rose, Jr.
Interested Trustee
R. Jay Gerken

(1)	Elliot S. Jaffe served as an Independent Trustee until December 31, 2006 when his status changed to Trustee Emeritus.

As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the fund.

The Trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees of the Trust.

The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and the financial reporting practices of the fund, the qualifications and independence of the fund’s independent registered public accounting firm, and the fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the fund’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by the fund’s independent registered public accounting firms to its manager or adviser and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting of that fund. During the Most Recent Year, the Audit Committee met four (4) times.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. During the most recent fiscal year, the Nominating Committee did not meet.

The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees, and none has established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

23

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirement of the retirement policies of the fund.

The Trust also has a Pricing Committee composed of the Chairman of the Board and one Independent Trustee, which is charged with determining the fair value prices for securities for the fund when required. The Pricing Committee did not meet during the fund’s most recent fiscal year.

No employee of Legg Mason or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of the fund. Each Independent Trustee receives an annual retainer of $50,000 for services as trustee. Mr. Crane receives an additional annual fee of $10,000 for his services as lead Trustee. In addition, each Independent Trustee receives fees of $5,500 for each in-person and $100 for each telephonic meeting of the Board attended by the Independent Trustee. The annual retainer and meeting fees are allocated among the funds for which each Independent Trustee serves on the basis of their average net assets. In addition, each Independent Trustee is reimbursed for expenses incurred in connection with attendance at Board meetings. For the fiscal year ended November 30, 2006, such expenses totaled $[            ]. At the end of the year in which they attain age 80, Trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees Emeritus may attend meetings but have no voting rights. During the fund’s last fiscal year, aggregate compensation paid to Trustees Emeritus was $[            ].

For the fiscal year ended November 30, 2006, the Trustees were paid the compensation listed below for service as trustee or director of other funds in the Legg Mason Partners fund complex.

	Aggregate Compensation from Fund for Fiscal Year Ended 11/30/06	Pension of Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund Complex for Fiscal Year Ended 11/30/06	Number of Portfolios in Fund Complex served by Trustee
Independent Trustees
Dwight B. Crane(1)(2)			(4)
Burt N. Dorsett(1)(3)			(4)
Elliot S. Jaffe(1)(5)			(4)
Stephen E. Kaufman(1)			(4)
Cornelius C. Rose, Jr.(1)			(4)
Interested Trustee
R. Jay Gerken

(1)	Designates an Independent Trustee and a member of the Audit Committee.
(2)	Designates the lead Trustee.

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(3)	Pursuant to a deferred compensation plan, Burt N. Dorsett has elected to defer payment of the following amount of his compensation from the Trust:
(4)	In addition to the amounts set forth above, Messrs. Crane, Dorsett, Jaffe, Kaufman, and Rose received $[ ], $[ ], $[ ], $[ ], and $[ ], respectively, during the fiscal year ended November 30, 2006 for services as Trustees in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency, and accounting arrangements for Legg Mason Partners Sector Series Inc. These amounts were borne by the manager and/or its affiliates and not by the funds.
(5)	Elliot S. Jaffe served as an Independent Trustee until December 31, 2006 when his status changed to Trustee Emeritus.

Until its termination as described below, an emeritus plan is available to Trustees. Under the plan, each Trustee is required to change to emeritus status upon attainment of age 80. Emeritus Trustees are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Trustees, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Trustees are permitted to attend meetings, but have no voting rights. Messrs. Herbert Barg, Martin Brody and Joseph McCann currently serve as emeritus Trustees under the Emeritus Plan. For the fiscal year ended November 30, 2006, amounts paid to emeritus Trustees were: Mr. Barg: $[            ]; Mr. Brody: $[            ]; Mr. McCann: $[            ]. The Board has voted to terminate the emeritus plan effective January 1, 2007, and to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current emeritus and retiring Trustees. Notwithstanding the termination of the plan, Messrs. Barg, Brody and McCann will be permitted to continue their emeritus service in accordance with the emeritus plan until the date on which Trustees accept their elections and commence service as Trustees.

On June 28, 2006, the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for future Trustees who do not currently oversee another fund within the fund complex. Mr. Burt N. Dorsett, a current Trustee who will attain age 75 prior to January 1, 2007, will retire on the date on which Trustees accept their elections and commence serve as Trustees. Messrs. Stephen E. Kaufman and Cornelius C. Rose, Jr. have opted to retire on the same date. Mr. Elliot S. Jaffe, a current Trustee who will attain the age of 80 prior to January 1, 2007, will retire as of December 31, 2006.

Each current and retiring Trustee will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the Trustee would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a Trustee elects to receive a lump sum payment calculated on a net present value basis. Additionally, although Mr. Dwight B. Crane is nominated to serve on the Board, the Emeritus Retirement Plan provides for Mr. Crane to receive payment of a similar retirement benefit, in a lump sum (calculated on a net present value basis) or in quarterly installments, from the funds that Mr. Crane will no longer oversee as a result of the proposed realignment of the existing Board. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring Trustee or Mr. Crane is entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Trustee	Aggregate Benefit (Net Present Value) ($)
[To be updated by amendment]

The fund overseen by an emeritus or retiring Trustee will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring Trustee. Legg Mason or its affiliates will reimburse the fund an amount equal to 50% of the emeritus and retiring Trustee benefits paid by the fund.

As of [            ], all Trustees and officers of the fund as a group owned less than 1% of the standing shares of the fund.

As of [            ] to the knowledge of the funds, the following shareholders or “groups” (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record 5% or more of the outstanding shares of the following classes of the fund:

Fund	Class	Percent	Name	Address
[To be updated by amendment]

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INVESTMENT MANAGEMENT AND OTHER SERVICES

LMPFA serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”) with the fund with an initial term ending November 30, 2007. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion. LMPFA provides administrative and certain oversight services to the fund and manages the cash and short-term investments of the fund.

Under the Management Agreement, subject to the supervision and direction of the fund’s Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties. The management fee is as follows based upon the average daily net assets:

Average Daily Net Assets	Management Fee Rate
First 1.5 billion	1.00%
In excess of 1.5 billion	0.90%

Prior to October 1, 2005, the fund paid to the manager an investment fee computed daily and paid monthly at the annual rate of 1.00% of the fund’s average daily net assets.

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For the fiscal years ended November 30, the fund paid the manager the following investment management fees:

2006	$
2005		$2,101,546
2004		$1,619,846

For the fiscal years ended November 30, the manager waived the following investment management fees:

2006	$
2005		$-0-
2004		$676

The Subadviser

The subadviser is Olstein Capital Management, L.P. (“Olstein” or the “subadviser”), a New York limited partnership, which is controlled and operated by its general partner, Olstein Advisers, LLC, a Delaware limited liability company, which in turn is jointly owned by Olstein, Inc., Erik K. Olstein and Michael Luper. Olstein, Inc., the managing member of Olstein Advisers, LLC, is wholly owned by Robert A. Olstein, the fund’s portfolio manager. The sub-advisory agreement was most recently approved by the Board, including a majority of the Independent Trustees, on August 1, 2005 and by the fund’s shareholders on November 15, 2005. The sub-advisory agreement became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup asset management business to Legg Mason. The subadviser makes investment decisions for the fund, places orders to purchase and sell securities, and manages the day-to-day operations of the fund, except for the management of cash and short-term instruments, which is performed by LMPFA.

As compensation for its sub-advisory services, the manager will pay the subadviser a fee computed daily and paid monthly at the annual rate of 0.50% of the fund’s average daily net assets up to $1.5 billion, and 0.40% of the fund’s average daily net assets in excess of $1.5 billion.

For the fiscal years ended November 30, the manager (not the fund) paid the subadviser the following sub-advisory fees:

2006	$	[	]
2005		$1,050,773
2004		$809,923

Independent Registered Public Accounting Firm

[INSERT NAME], located at [INSERT ADDRESS], serves as the fund’s independent registered public accounting firm to audit the fund’s financial statements and financial highlights for the fiscal year ending November 30, 2007.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Independent Trustees.

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Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the fund’s securities lending agent and receives a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the fund’s transfer agent and PFPC served as the fund’s sub-transfer agent. For the period from [            ], through December 31, 2005, the fund paid transfer agent fees of [$            ] to CTB.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plans (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/ or reimbursements are described in the fund’s Prospectus. The contractual and voluntary fee waivers and/ or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter

28

spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Code of Ethics.

Pursuant to Rule 17j-1 of the 1940 Act, the fund, its manager, the subadviser and the distributors have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. Copies of the codes of ethics of the fund, its manager, its subadviser, and distributors are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013; serve as the fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1,

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2005 (the “distribution agreements”), which were approved by the fund’s Board and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the fund’s distributor.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested person of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

[ LMIS and CGMI may be deemed to be underwriters for purposes of the 1933 Act.]

Initial Sales Charges

When the investor makes payment before the settlement date, unless otherwise noted by the investor, the payment will be held as a free credit balance in the investor’s brokerage account and CGMI may benefit from the temporary use of the funds. The Trustees have been advised of the benefits to CGMI resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management Agreement, and Distribution Agreements with CGMI and LMIS for continuance.

The aggregate dollar amount of commissions Class A shares received by LMIS and CGMI and their affiliates during the fiscal years ended November 30, 2004, 2005 and 2006 were as follows:

Class A Shares

For the fiscal year ended November 30:

	LMIS		CGMI
2006	[$	]	$
2005	[$	]		$227,000
2004	[$	]		$529,000

Contingent Deferred Sales Charges

The aggregate dollar amount of commissions on Class A, Class B and Class C shares received by LMIS and CGMI and their affiliates were as follows:

Class A Shares

For the fiscal year ended November 30:

	LMIS		CGMI
2006	[$	]	$
2005	[$	]		$1,000
2004	[$	]		$5,000

Class B Shares

For the fiscal year ended November 30:

	LMIS		CGMI
2006	[$	]	$
2005	[$	]		$158,000
2004	[$	]		$133,000

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Class C Shares

For the fiscal year ended November 30:

	LMIS		CGMI
2006	[$	]	$
2005	[$	]		$9,000
2004	[$	]		$16,000

For the fiscal year ended November 30, 2006, the distributors and/or service agents incurred the following distribution expenses for the fund:

	Financial Consultant Compensation	Branch Expenses	Marketing & Advertising Expenses	Printing Expenses	Total Expenses
Class A
Class B
Class C

Services and Distribution Plan Arrangements.

The fund has adopted an amended shareholder services and distribution plan (the “Distribution Plan” or “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares. Under the Distribution Plan, the fund pays service and distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear with respect to the distribution of Class A, Class B and Class C shares and providing services to Class A, Class B and Class C shareholders. The co-distributors will provide the fund’s Board with periodic reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B and Class C shares. In addition, the fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of 0.75% of the fund’s average daily net assets.

Fees under the Distribution Plan may be used to make payments to the distributors for distribution services, to Service Agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A, Class B and Class C investors.

The 12b-1 Plan permits the fund to pay fees to a distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to a distributor and others until the 12b-1 Plan or Distribution Agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the

31

continuation of the 12b-1 Plan for the fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributors or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b- 1 Plan (for purposes of this paragraph “Qualified Trustees”). The Trustees, in the exercise of their business judgment in the best interests of the shareholders of the fund and each Class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the Trust and the distributor provide to the Board and the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office who are not interested Trustees of the Trust. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the Trust’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, each distributor acts as an agent of the Trust in connection with the offering of shares of the fund pursuant to the respective Distribution Agreements.

Prior to December 1, 2005, the fund paid service and distribution fees directly to CGMI under separate 12b-1 Plans with respect to shares sold through CGMI.

The following service and distribution fees were incurred by the fund pursuant to the Distribution Plan during the periods indicated:

	Year Ended November 30, 2006	Fiscal Year Ended November 30, 2005
Class A		$155,944
Class B		$782,372
Class C		$695,335

Distribution expenses incurred by LMIS and CGMI for advertising, printing and mailing prospectuses, support services and overhead expenses, payments to their financial advisers or registered representative and for accruals for interest on expenses incurred in the distribution of the fund’s shares are set forth in the following tables:

[To be updated by amendment]

Dealer reallowances are described in the fund’s prospectus.

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PORTFOLIO MANAGER DISCLOSURE

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund with respect to which information is proved) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Investment Companies	Registered Investment Vehicles	Other Pooled Other Accounts
Robert A. Olstein	[ ] registered investment companies with $[ ] billion in total assets under management	[ ] other pooled investment vehicles with $[ ] in assets under management	[ ] other accounts with $[ ] in total assets under management
Sean Reidy	[ ] registered investment companies with $[ ] billion in total assets under management	[ ] other pooled investment vehicles with $[ ] in assets under management	[ ] other accounts with $[ ] in total assets under management

Portfolio Manager Compensation

The compensation of the Co-Portfolio Managers and the research analysts consists of a base salary plus incentive compensation. Olstein sets aside a percentage of its pre-tax profits as bonus incentives for investment and research professionals. Pre-tax profit is a function of asset size, which is a prime determinant of Olstein’s revenues. A prime determinant of a fund’s asset size is the fund’s investment performance. In determining the total value of incentive compensation, Olstein uses a formula by which 60% of incentive compensation is based on the portfolio’s performance relative to the performance of the S&P 500 Index over a rolling 3-year period; the remaining 40% of incentive compensation is based on an evaluation of the individual’s job performance by the senior management of Olstein.

In addition, all Olstein employees are eligible to participate in Olstein’s employer sponsored retirement plan and profit sharing plan.

Conflicts of Interest

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio manager also has day-today management responsibilities with respect to one or more other funds or other accounts, as in the case for all the portfolio managers listed in the table above.

The manager, the subadviser, and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and subadviser have also adopted trade allocation procedures

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that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Mr. Olstein is a major shareholder of Olstein, and as such the bulk of his compensation is based upon the economic performance of the firm as a whole. The majority of Olstein’s revenues are derived from the investment management and 12b-1 fees that it receives, which are based upon the amount of assets it manages and distributes. A prime determinant of asset size is performance.

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Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund, and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio manager.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Robert A. Olstein	None
Sean Reidy	None

Olstein’s portfolio managers do not own any shares of the Legg Mason Partners Classic Values Fund because Olstein seeks to avoid any potential conflicts between employee and client discretionary trading by limiting all employees’ personal investments in equity securities to shares of The Olstein Financial Alert Fund. Equity investments that are exempt from this requirement include: (i) investments in equity securities that are authorized investment choices in Olstein’s retirement plan; (ii) investments held by an employee at the time of the commencement of his or her employment with Olstein; and (iii) transactions that have been pre-cleared by Olstein’s Compliance Department.

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PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the fund’s Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions, except that the manager manages the cash and short-term investments of the fund.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The aggregate brokerage commissions paid by the fund for the three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Management Agreement and Sub-Advisory Agreement, each of the manager and the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital. In connection with the manager’s or subadviser’s monitoring of its portfolio transactions for compliance with its policies, the manager and subadviser each utilize both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager, the subadviser or its affiliates exercise investment discretion. The manager and subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager, the subadviser and their affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, neither the manager nor the subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or subadviser by brokers who effect securities transactions for the fund may be used by the manager or subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the fund. Not all of these research services are used by the manager or subadviser in managing any particular account, including the fund. For the fiscal year ended November 30, 2006, the fund paid commissions to brokers that provided research services as follows:

Total Dollar Amount of Brokerage Transactions Related to Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services
$	$

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The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers”, as defined in the 1940 Act. The fund’s Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005 CGMI is no longer an affiliated person of the fund under the 1940 Act. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

For the fiscal years ended November 30, 2004, 2005 and 2006, the fund paid aggregate brokerage commissions and brokerage commissions to CGMI and its affiliates as set out below:

	Aggregate Broker Commissions Paid		Amount of Brokerage Commissions Paid by the fund to CGMI and Affiliates
Year Ended [insert fiscal year end], 2004	[$	]	[$	]
Year Ended [insert fiscal year end], 2005	[$	]	[$	]
Year Ended [insert fiscal year end], 2006*	[$	]	[$	]

*	CGMI was not an affiliated person of the fund under the 1940 Act during the entire period.

For the fiscal year ended November 30, 2006, the percentage of the fund’s aggregate brokerage commissions paid to CGMI and its affiliates and the percentage of the fund’s aggregate dollar amount of transactions involving the payment of commissions effected through CGMI and its affiliates were as follows:

The Percentage of the Fund’s Aggregate Brokerage Commissions Paid to CGMI* and Affiliates	The Percentage of the Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through CGMI* and Affiliates
%	%

*	CGMI was not an affiliated person of the fund under the 1940 Act during the entire period.

As of December 1, 2005, LMIS became an affiliated person of the fund under the 1940 Act. For the period December 1, 2005 through November 30, 2006, the fund did not pay any brokerage commissions to LMIS or its affiliates.

During the fiscal year ended November 30, 2006, the fund purchased securities issued by the following regular broker-dealers of the fund, which had the following values as of November 30, 2006

Broker-Dealer	Value of Securities as of [insert most recent fiscal year end],
$	$
$	$

[To be updated by amendment]

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager’s or subadviser’s other clients. Investment decisions for the fund and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more

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clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the lime of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short- term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager or subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended November 30, 2005 and 2006, the portfolio turnover rates were 71% and [        %], respectively.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

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PURCHASE OF SHARES

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B, C, or I* shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor or the transfer agent. The Systematic Investment Plan also authorizes a distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of certain money market funds managed by the manager or its affiliates to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in the fund’s prospectus.

Members of the selling group may receive a portion of the sales charge as described in the fund’s prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based

*	As of November 20, 2006, Class Y Shares were renamed Class I Shares.

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on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and C Shares. Class B and C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class I Shares. Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired board members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason and its subsidiaries, as well as (iv) by the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the funds’ distributors or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker/dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Accumulation Privilege—Please see the fund’s prospectus for information regarding accumulation privileges.

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Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000 (2) $50,000 (3) $100,000 (4) $250,000	(5) $500,000 (6) $750,000 (7) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners Funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a Legg Mason Partners Fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. are not eligible.

This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

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Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through PFPC, contact PFPC prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

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Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners mutual funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributors receive contingent deferred sales charges in partial consideration for their expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005, will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with a distributor or the manager.

As of November 20, 2006, the contingent deferred sales charge will be waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other Legg Mason Partners Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares. Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the net asset value of a share of the fund as of November 30, 2006.

Class A (net asset value of [$ ] plus the maximum initial sales charge of [ %] of net asset value per share)	[$	]

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REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than

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$5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share Price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

VALUATION OF SHARES

The net asset value per share of the fund’s classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class will differ. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

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EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A Exchanges. Class A shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges. Class B shares of the fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent Purchases and Redemptions of fund Shares” in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

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DIVIDENDS AND DISTRIBUTIONS

The fund’s policy is to distribute its net investment income and net realized capital gains, if any, annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and net realized capital gains in order to avoid federal income and excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same class at net asset value, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent. Shareholders whose accounts are held directly at the transfer agent should notify the transfer agent in writing, requesting a change to this reinvest option.

The per share dividends on Class B and Class C shares of the fund may be lower than the per share dividends on Class A and Class I shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the fund may be lower than the per share dividends on Class I shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class I shares.

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TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to qualify to continue to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); “qualified publicly traded partnership” (i.e., a partnership that is traded on an established security market or tradeable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

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If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. Such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

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Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers) it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

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Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with exdividend dates within a 365-day period.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend

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with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder of $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Taxation of Non-U.S. Shareholders

Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

U.S. Real Property Interests

Special rules apply to foreign persons who receive distributions from the fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a grade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a Real Estate Investment Trust or (until December 31, 2007) a registered investment company, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the real estate investment trust or regulated investment company is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a real estate investment trust which is regularly traded on an established U.S. securities market and the real estate investment trust shareholder owned less than 5% of such class of stock at all times during the one-year period ending on the date of the distributions. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

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The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including the Legg Mason Partners Classic Values Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Legg Mason Partners Classic Values Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in

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1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

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As of the date of this report, the fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the fund or the ability of the fund’s investment manager and its affiliates to continue to render services to the funds under their respective contracts.

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the fund’s manager believes that this matter is not likely to have a material adverse effect on the fund.

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

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FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities as of November 30, 2006, Statement of Operations for the year ended November 30, 2006, Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 2006, Financial Highlights for each of the years in the five-year period ended November 30, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the Fund), are incorporated by reference into this Statement of Additional Information (Filed on [                    ]; Accession Number[                    ]).

Additional Information

The Trust was organized on October 17, 1991 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.” The Trust offers shares of beneficial interest of six separate funds with a par value of $.001 per share. The fund offers shares of beneficial interest currently classified into four classes—A, B, C and I (formerly Y). Each class of the fund represents an identical interest in the fund’s investment portfolio. As a result, the classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each class; (b) the effect of the respective sales charges, if any, for each class; (c) the distribution and/or service fees borne by each class pursuant to the Plan; (d) the expenses allocable exclusively to each class; (e) voting rights on matters exclusively affecting a single class; (f) the exchange privilege of each class; and (g) the conversion feature of the Class B shares. The Trust’s Board does not anticipate that there will be any conflicts among the interests of the holders of the different classes. The Trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

Under Massachusetts’s law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a Trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

The Master Trust Agreement of the fund permits the Trustees of the fund to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

Pursuant to the Master Trust Agreement, the fund’s Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

The fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.

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When matters are submitted for shareholder vote, shareholders of each class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one class, in which case only shares of the affected class would be entitled to vote.

The Trust was organized as an unincorporated Massachusetts business trust on October 17, 1991 under the name Shearson Lehman Brothers Intermediate-Term Trust. On August 16, 1995, the Trust’s name was changed to Smith Barney Investment Trust. On April 7, 2006, the Trust’s name was changed from Smith Barney Investment Trust to Legg Mason Partners Investment Trust.

Annual and Semi-Annual Reports. The fund sends its shareholders a Semi-Annual Report and an audited Annual Report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its Semi-Annual and Annual Reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or Legg Mason Partners Shareholder Services.

Proposed Changes

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex and the fund is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, the fund will become a series of a Maryland business trust.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting.

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

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Election and Removal of Trustees.

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts.

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

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Shareholder, Trustee and Officer Liability.

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

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APPENDIX A

OLSTEIN CAPITAL MANAGEMENT, L.P.

AMENDED AND RESTATED PROXY VOTING PROCEDURES

MAY, 2005 [TO BE UPDATED BY AMENDMENT]

Introduction

Olstein & Associates, L.P. (“Olstein”) and The Olstein Funds have adopted these amended and restated proxy voting policies and procedures in response to rules and filing requirements under the Investment Advisers Act of 1940 and Investment Company Act of 1940, as amended (the “1940 Act”), that address an investment adviser’s fiduciary obligation to its clients when the adviser has authority to vote proxies on their behalf, as well as an investment company’s related disclosure obligations. The proxy voting rule applicable to investment advisers is designed to ensure that advisers vote proxies in the best interest of their clients and provide clients with information about how their proxies are voted.

Olstein serves as adviser to The Olstein Funds’ Olstein Financial Alert Fund and as subadviser to the Legg Mason Partners Classic Values Fund (each, a “Fund” and collectively, the “Funds”). Pursuant to its role as the Funds’ adviser or subadviser, Olstein acknowledges its fiduciary obligation to ensure that the proxies are voted in the best interests of these clients. In addition, the Funds acknowledge their responsibility to provide disclosures regarding their proxy voting policies and proxy voting record.

Contractual Delegation to Institutional Shareholder Services, Inc.

Olstein has entered into an agreement (the “Agreement”) with Institutional Shareholder Services, Inc. (“ISS”), a Delaware corporation, in order to vote proxies for which Olstein is responsible. Pursuant to the Agreement, an ISS account manager will exercise his or her authority and responsibility to execute proxy ballots on behalf of Olstein and Olstein’s mutual fund advisory clients for which Olstein has been delegated proxy voting responsibility. ISS will vote such proxies in accordance with ISS’s proprietary research and its proxy voting guidelines, which are attached to this document and which have been adopted by Olstein (the “ISS Proxy Voting Guidelines Summary”).

Overriding ISS’s Recommendations

Notwithstanding the contractual delegation to ISS, Olstein’s Analysts will continue to monitor the proxy voting. If an Analyst disagrees with a proxy voting recommendation made by ISS, or if he or she believes that ISS does not have the capacity and competency to adequately analyze the proxy issues, Olstein maintains the right to override ISS’s recommendation and instruct ISS to vote the proxy based on Olstein’s determination. If Olstein decides to override ISS’s recommendation, it will follow Olstein’s procedures for overrides and resolving potential proxy conflicts of interest, which are set forth below.

Potential Conflicts of Interest

Olstein does not anticipate that potential conflicts of interest between Olstein and its mutual fund advisory clients with respect to proxy voting will arise often. In addition, Olstein anticipates that it generally will follow the recommendations of ISS, further reducing the likelihood of potential conflicts of interest between Olstein and either of the Funds.

Because ISS may have material business, professional or other relationships with Olstein or an issuer (for example, it may have received compensation for providing advice to an issuer on corporate governance issues), ISS has adopted policies and procedures governing these potential conflicts of interest (the “ISS Policies, Procedures and Practices Regarding Potential Conflicts of Interest”), which have been adopted by Olstein and are attached to this document. Among other provisions, the ISS Policies, Procedures and Practices Regarding

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Potential Conflicts of Interest require ISS to: (i) recuse itself from making a vote recommendation when an ISS ownership party is the sponsor of a shareholder proposal; (ii) maintain separate staffs and work areas for its corporate advisory and proxy analysis operations; (iii) prohibit working with an issuer while it has a voting issue pending; (iv) disclose whether any goods or services were sold to the issuer or purchased on its behalf within the previous 12 months; and (v) upon request, provide the details concerning the specific goods and services sold to an issuer, including the price.

Olstein’s Procedures for Overrides and Resolving Potential Proxy Conflicts Of Interest

Before Olstein either accepts or elects to override an ISS recommendation, Olstein will determine whether in either case a potential conflict of interest exists. If Olstein determines that a potential conflict of interest is present, Olstein may: (i) vote the proxy in accordance with ISS’s recommendation (if Olstein determines that ISS does not have an irreconcilable potential conflict of interest); (ii) follow Olstein’s procedures for overrides and resolving potential proxy conflicts of interest set forth below (if Olstein determines that it does not have an irreconcilable potential conflict of interest); or (iii) engage an independent third party to perform the proxy analysis and issue an independent recommendation on how to vote on the proxy issues (if Olstein determines that both it and ISS have an irreconcilable potential conflict of interest). Olstein may not choose an independent third party to perform the proxy analysis, however, if the results of its analysis are already known to Olstein. In addition, ISS is permitted to engage an independent third party under certain circumstances pursuant to its ISS Policies, Procedures and Practices Regarding Potential Conflicts of Interest. Olstein’s procedures for overrides and resolving potential proxy conflicts of interest require it to: (i) have the Analyst responsible for raising the issue (if any) or the Co-Portfolio Manager prepare a memo describing the proxy voting issues and the potential conflicts of interest (if any); (ii) assemble the entire Olstein Research Department, the Chief Investment Officer and the Chief Financial Officer to review the memo and make a non-binding recommendation on how to vote the proxy to the Chief Investment Officer; (iii) the Chief Investment Officer will make a decision on how to vote the proxy based on all available information, including the non-binding recommendation, in the best interest of the advisory client(s); and (iv) have Olstein’s Compliance Officer maintain written documentation detailing the proxy voting decision with respect to each proxy for which Olstein determines that there is a potential conflict of interest or determines to override ISS’s recommendation. In addition, Olstein may elect to disclose the potential conflict of interest to the appropriate advisory client(s). Once the decision is made, if it is contrary to ISS’s recommendation, the Chief Financial Officer will vote the proxy via the ISS Votex System based on the decision made by Olstein (or the independent third party chosen by Olstein or ISS pursuant to these policies and procedures). Otherwise, ISS will be permitted to vote the proxy according to its recommendation.

The Chief Compliance Officer will inform The Olstein Funds’ trustees and/or the investment adviser of the Legg Mason Partners Classic Values Fund regarding any conflicts of interest that arise from proxy votes relating to that Fund and how such conflicts were resolved.

Disclosure of Proxy Voting Policies and Procedures

Olstein’s proxy policies and procedures will be available to those persons who are shareholders of The Olstein Financial Alert Fund. Shareholders of The Olstein Financial Alert Fund will receive notice of the availability for Olstein’s proxy voting policies and procedures in the annual and semi-annual reports. The notice will instruct shareholders that Olstein’s proxy voting policies and procedures, including a copy of ISS’s Proxy Voting Guidelines and Summary and the ISS Policies, Procedures and Practices Regarding Potential Conflicts of Interest, will be available through one or both of the following:

•	a specified toll-free number; and/or

•	The Olstein Financial Alert Fund’s website.

In addition, the investment adviser of the Legg Mason Partners Classic Values Fund is responsible for providing similar disclosures to the shareholders of that Fund.

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Disclosure of Proxy Votes

Form N-PX. The Securities and Exchange Commission adopted Rule 30b1-4 under the 1940 Act that requires funds to file their complete proxy voting records on an annual basis. This rule, which is now effective, requires The Olstein Financial Alert Fund to file Form N-PX, which contains its complete proxy voting record for the twelve-month period ended June 30, by no later than August 31 of each year.

The Legg Mason Partners Classic Values Fund must also file its proxy voting record for the same time period no later than August 31 of each year; however, the investment adviser for the Legg Mason Partners Classic Values Fund is responsible for filing Form N-PX for that Fund. To the extent that Olstein has information relating to proxy voting for the Legg Mason Partners Classic Values Fund for a reporting period that is not otherwise reasonably available to the investment adviser for that Fund, Olstein shall provide such proxy voting information to the investment adviser in order to facilitate the preparation and filing of Form N-PX for that Fund.

Form N-PX is a reporting form and is required to be signed by The Olstein Financial Alert Fund, and on behalf of the Fund by its principal executive officer. The Olstein Financial Alert Fund will be required to disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Olstein is responsible for ensuring that Form N-PX is properly completed, executed and filed on behalf of The Olstein Financial Alert Fund. Olstein may delegate to, and rely on, such Fund’s service providers to ensure compliance with Rule 30b1-4. Olstein’s Compliance Officer has the responsibility of overseeing this process.

Required Disclosure in Shareholder Reports and Statement of Additional Information. The SEC adopted certain rule amendments that require The Olstein Financial Alert Fund to include in its annual and semi-annual reports to shareholders and statement of additional information (SAI) disclosure stating that information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or (ii) on or through the Fund’s website at a specified Internet address, or both; and (iii) on the SEC’s website. Olstein’s Compliance Officer will ensure this disclosure is included in the shareholder reports and SAI for The Olstein Financial Alert Fund. USBFS will send requested proxy voting information for The Olstein Financial Alert Fund via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request. As with the preparation and filing of Form N-PX, the investment adviser for the Legg Mason Partners Classic Values Fund is responsible for providing this information in the shareholder reports and statement of additional information for that Fund.

A-3

LEGG MASON PARTNERS INVESTMENT TRUST

Legg Mason Partners

Classic Values Fund

March     , 2007

LEGG MASON PARTNERS INVESTMENT TRUST

125 Broad Street

New York, NY 10004

PROSPECTUS

May         , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Mid Cap Core Fund

Class A, B, C, I and 1 Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Mid Cap Core Fund

The fund is a separate investment fund of the Legg Mason Partners Investment Trust, a Massachusetts business trust. Prior to April 7, 2006, the trust’s name was Smith Barney Investment Trust and the fund was named Smith Barney Mid Cap Core Fund.

Investments, risks and performance

Investment objective

The fund seeks long-term growth of capital.

Principal investment strategies

Key investments

Under normal circumstances the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes in equities, or other investments with similar economic characteristics, of medium sized companies. Medium-sized companies are defined as those companies whose market capitalization values are in the range of the market capitalization values of the constituents of the S&P MidCap 400 Index or the Russell Midcap Index, as defined from time to time. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of mid capitalization companies for purposes of the fund’s 80% investment policy. As of May 31, 2006, the market capitalization range of the S&P MidCap 400 Index was from $400 million to $16.5 billion and the market capitalization range of the Russell Midcap Index was from $660 million to $27.3 billion.

Selection process

The fund pursues a disciplined core investment strategy combining in-depth fundamental and quantitative analysis to identify attractive investment candidates. The portfolio managers obtain market information about the universe of investment candidates and distills that information to cull prospective investments. The portfolio managers then establish market-implied growth and return expectations based on current trading price and challenge those expectations using their insight and proprietary analysis. In selecting companies, the portfolio managers consider:

■	Cash flow generation relative to operating assets and market valuation
■	Earning power relative to operating assets and market valuation
■	Growth prospects relative to company historical growth rates and market expectations
■	Capital allocation discipline
■	Balance sheet strength and dynamics
■	Returns on capital
■	Quality of company management and soundness of strategic plan

While markets are relatively efficient in the long-term with economic fundamentals driving asset prices, market inefficiencies often occur as evidenced by the disproportionate volatility of stock prices relative to publicly available information. The portfolio managers believe this disciplined investment process, employing quantitative and fundamental analysis, can help exploit these market inefficiencies.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, in the event of the following:

■	U.S. stock markets perform poorly relative to other types of investments

2         Legg Mason Partners Funds

■	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
■	Foreign securities prices decline
■	Medium capitalization stocks fall out of favor with investors
■	The portfolio managers’ judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock proves to be incorrect

Because the fund invests primarily in medium capitalization companies, an investment in the fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large capitalization companies. Medium capitalization companies may have more limited product lines, markets and financial resources than large capitalization companies. They may have shorter operating histories and more erratic businesses, although they generally have more established businesses than small capitalization companies. The prices of medium capitalization stocks tend to be more volatile than the prices of large capitalization stocks. In addition, the fund will be permitted to engage in short-selling. Short-selling is a technique that may be considered speculative and involves risk beyond the amount of money used to secure each transaction

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large capitalization companies
■	Are willing to accept the risks of the stock market

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based unmanaged securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class 1, A, B, C and I(1) shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of period. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Mid Cap Core Fund          3

Total Return for Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart)

Highest:         % in      quarter             ; Lowest:         % in      quarter

Average Annual Total Returns (for periods ended December 31, 2006)

1 Year	5 Years	Since Inception	Inception Date
Class A

Return before taxes(1)%	%	%	09/01/98

Return after taxes on distributions(1)%	%	%

Return after taxes on distributions and sale of fund shares(1)%	%	%

Other Classes (Return before taxes only)

Class 1%	%	%	09/12/00

Class B %	%	%	09/01/98

Class C %	%	%	09/01/98

Class I(2)%	%	%	12/03/98

S&P MidCap 400 Index(3)%	%	%	09/01/98

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary because of differences in sales charges and expenses. On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(3)	The S&P MidCap 400 Index is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Index’s performance begins on September 1, 1998.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

4         Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your investment)	Class 1	Class A		Class B	Class C		Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	8.50%	5.75%		None	None		None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None	(2)	5.00%	1.00	%(3)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)	Class 1		Class A		Class B		Class C		Class I
Management fee		%		%		%		%		%

Distribution and service (12b-1) fees	0.00%		0.25%		1.00%		1.00%		0.00%

Other expenses(4)%				%		%		%		%

Total annual fund operating expenses†		%		%		%		%		%

†	Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be: % % % % %. These voluntary fee waivers and reimbursements do not cover brokerage, taxes and extraordinary expenses and may be reduced or terminated at any time.

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.

(4)	The amounts set forth in “Other expenses” for Class A, B, C and I shares have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waiver and/or expense reimbursements, if any) remain the same

Legg Mason Partners Mid Cap Core Fund          5

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class 1 (with or without redemption)	$	$	$	$

Class A (with or without redemption)	$	$	$	$

Class B (redemption at end of period)	$	$	$		$(1)

Class B (no redemption)	$	$	$		$(1)

Class C (with redemption)	$	$	$	$

Class C (no redemption)	$	$	$	$

Class I(2) (with or without redemption)	$	$	$	$

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6         Legg Mason Partners Funds

More on the fund’s investments

The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.

Secondary investment practices

The fund may invest its assets in equity securities of companies other than medium sized companies.

Foreign investments

The fund may invest its assets in foreign securities directly or in the form of depositary receipts representing an interest in those securities. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries the fund invests in have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Short-term debt securities

While the fund intends to be substantially fully invested in equity securities, the fund may maintain up to 10% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates.
■	As a substitute for buying or selling securities
■	As a cash flow management technique.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

Legg Mason Partners Mid Cap Core Fund          7

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Short sales

Effective August 1, 2006, if the fund believes that an issuer’s stock is overvalued and will decline in price, the fund may sell the security short and borrow the same security from a broker or other institution to complete the sale. Short sales may be considered a speculative technique and may involve risks beyond the fund’s initial investment.

The fund may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever the fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, the fund may purchase call options to buy securities sold short by the fund. Such options would lock in a future price and protect the fund in case of an unanticipated increase in the price of a security sold short by the fund.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

8         Legg Mason Partners Funds

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments which is performed by LMPFA.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $     billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Portfolio Managers

Effective June 30, 2006, Brian M. Angerame and Derek J. Deutsch, CFA, each of whom is a Director and Portfolio Manager for the subadviser, manage the day-to-day operations of the fund, including initiating buy/sell orders and coordinating with research personnel.

Mr. Angerame is a sector manager with coverage of consumer discretionary, consumer staples, and industrials. He joined the subadviser in 2000. Mr. Deutsch is sector manager with coverage of healthcare and information technology. He joined the subadviser in 1999.

The SAI provides additional information about the portfolio managers’ compensation, any other accounts managed by the portfolio managers, and any fund shares held by the portfolio managers and has more detailed information about the the manager, the subadviser and other fund service providers.

Management fee

For the fiscal year ended November 30, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for management services. For the period from December 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through November 30, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended November 30, 2006.

Legg Mason Partners Mid Cap Core Fund          9

Other Information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also have been asked to approve investment matters, including standardized fundamental investment policies and the ability of the fund to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new

10         Legg Mason Partners Funds

transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Mid Cap Core Fund          11

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Classes A, B and C shares. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. In addition, existing Class 1 shareholders can buy additional Class 1 shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. This is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, a distributor’s financial advisors or registered representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

12         Legg Mason Partners Funds

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information.

Investment minimums

Minimum Initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investment(1)
	Class 1	Class A	Class B	Class C	Class I (formerly Y)
General	$500/$50	$500/$50	$500/$50	$500/$50	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	$250/$50	n/a

SIMPLE IRAs	$1/$1	$1/$1	$1/$1	$1/$1	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	$25/$25	n/a

Clients of Eligible Financial Intermediaries	$1/$1	$1/$1	n/a	n/a	None/None

Retirement Plans with omnibus accounts held on the books of the fund	None/None	None/None	n/a	None/None	None/None

Other Retirement Plans	$50/$50	$50/$50	$50/$50	$50/$50	n/a

Institutional Investors	$500/$50	$500/$50	$500/$50	$500/$50	$1 million/none

(1)	Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

Class 1 shares of the fund may only be purchased if you already own shares of that class of that fund.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	the contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

Legg Mason Partners Mid Cap Core Fund          13

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class I (formerly Class Y)	Class 1
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Contingent deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Generally higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Generally higher annual expenses than Class A	■ No initial or deferred sales charge ■ Only offered to institutional and other eligible investors ■ Generally lower expenses than the other classes	■ Higher initial sales charge ■ Only available to eligible Class 1 shareholders ■ Lower annual expenses than Class A, B and C
Initial sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None	Up to 8.50% reduced for large purchases
Contingent Deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 5.00% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase; waived for certain investors	None	None
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	None	None

14         Legg Mason Partners Funds

	Class A	Class B	Class C	Class I (formerly Class Y)	Class 1
Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds	Class 1 Shares of Legg Mason Partners Funds that offer Class 1 shares and Class A shares of certain other Legg Mason Partners Funds

(1)	Ask your Service Agent for the Legg Mason Partners funds available for exchange.

Legg Mason Partners Mid Cap Core Fund          15

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker-dealer compensation that will be paid out of the sales charge. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents (including CGMI and PFS) will also receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of net amount invested	Broker/Dealer Commission as % of offering price
Less than $25,000	5.75	6.10	5.00

$25,000 but less than $50,000	5.00	5.26	4.25

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	2.75

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more(1)	-0-	-0-	up to 1.00

(1)	A distributor may pay a commission of up to 1.00% to a Service Agent for investment amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

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Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Legg Mason Partners Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of Intent – allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Fund shares that are purchased during the 13-month period by
☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited towards your letter of intent asset goal.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

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Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or Legg Mason Partners Shareholder Services at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	5%	4%	3%	2%	1%	0%

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. For Class B shares sold by PFS, PFS will pay a commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the contingent deferred sales charges paid upon certain redemptions. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

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Class 1 Sales Charge

Class 1 shares are offered to eligible Class 1 shareholders at the next determined net asset value plus a sales charge. You do not pay a sales charge on a fund’s distributions or dividends that you reinvest in additional Class 1 shares.

You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints.

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Less than $10,000	8.50	9.29	7.00

$10,000 but less than $25,000	7.75	8.40	6.25

$25,000 but less than $50,000	6.00	6.38	5.00

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $400,000	2.50	2.56	2.00

$400,000 but less than $600,000	2.00	2.04	1.60

$600,000 but less than $5,000,000	1.00	1.01	0.75

$5,000,000 or more	0.25	0.25	0.20

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares (other than shares sold to omnibus accounts of retirement plans held on the books of the fund) a commission of up to 1.00% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares (formerly Class Y shares)

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. See “Retirement and institutional investors — Class I shares” below for additional information regarding investor eligibility and investment minimums.

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More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

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Retirement and institutional investors

Eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among three classes of shares: Class C, Class A and Class I (formerly Class Y) shares. “Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plan investors (including, for example, employer-sponsored plans investing through brokerage accounts) can generally choose among three classes of shares: Class A, Class B and Class C. Individual retirement vehicles, such as IRAs, may also choose among these share classes. These types of investors are treated like individual investors for purposes of determining investment minimums, sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class 1, A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class C — Retirement plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying an initial sales charge. As of November 20, 2006, LMIS no longer pays Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of a fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay these Service Agents an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. For purchases made by Retirement

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Plans with omnibus accounts held on the books of the fund on or after November 20, 2006, the contingent deferred sales charge on shares redeemed within one year of purchase is waived.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please read the SAI for more details.

Class I

As of November 20, 2006, Class Y shares were renamed Class I shares and are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to that date will be permitted to make additional investments in Class I shares.

Class A — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may purchase Class A shares through programs sponsored by financial intermediaries. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares is waived where:

■	Such Retirement Plan’s record keeper offers only load-waived shares,
■	Fund shares are held on the books of the fund through an omnibus account, and
■	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.

As of November 20, 2006, LMIS no longer pays Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with a fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value on or after this date, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the additional Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to Class A and Class C shares the fund may pay a fee for recordkeeping services performed for the applicable share class.

Not all share classes may be made available by your Service Agent; please contact your Service Agent for additional details.

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Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information, for your order to be processed:

■ Class of shares being bought

■ Dollar amount or number of shares being bought

■ Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Clients of a PFS Registered Representative should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

■ All other investors should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■ Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

■ For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010 or Primerica Shareholders Services at 800-544-5445

Through a systematic investment plan

You may authorize your Service Agent or Legg Mason Partners Shareholder Services to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred must be at least $25

■ Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

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Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■ If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. However, if you are a Class 1 shareholder, you may exchange Class 1 shares for Class A shares of other Legg Mason Partners Funds that do not offer Class 1 shares and that are made available for exchange through your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■ If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index Fund. However, if you are a Class 1 shareholder, you may exchange Class 1 shares for Class A shares of other Legg Mason Partners Funds that do not offer Class 1 shares. Not all Legg Mason Partners Funds offer all classes

■ Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or Legg Mason Partners Shareholder Services for further information

■ Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

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By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange Inc. (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.
You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address set out below.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason partners Funds.

■ Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■ A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services.

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Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following address:

For clients of a PFS Registered Representative, write Primerica Shareholder Services at the following address:

Primerica Shareholder Services

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

■ For all other investors, send your request to:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The fund name, the class of shares to be redeemed, and your account number

■ The dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other

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shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans	You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2.00% per month of your account balance on the date the withdrawals commence, up to a maximum of 12.00% in any one year.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

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Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by

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your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

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The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

30         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and Distributions

The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the funds.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income, potentially taxable at long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, your Service Agent will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s

Legg Mason Partners Mid Cap Core Fund          31

circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

32         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class, the fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities of issuers located in emerging markets — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model

Legg Mason Partners Mid Cap Core Fund          33

developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the Legg Mason Partners Shareholder Services before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

34         Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class of the fund for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements which have been audited by             , an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). As of November 20, 2006, Class Y shares of the fund were renamed Class I shares.

For a Class A(1) share of beneficial interest outstanding throughout each year ended November 30:

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$21.65	$19.86	$16.55	$18.63

Income (loss) from operations:
Net investment income (loss)		0.01	(0.07)	(0.07)	(0.08)
Net realized and unrealized gain (loss)		2.28	1.86	3.38	(2.00)

Total income (loss) from operations		2.29	1.79	3.31	(2.08)

Less distributions from:
Net realized gains		(2.92)	—	—	—

Total distributions		(2.92)	—	—	—

Net asset value, end of year		$21.02	$21.65	$19.86	$16.55

Total return(2)		11.27%	9.01%	20.00%	(11.16)%

Net assets, end of year (000s)		$389,863	$382,966	$355,954	$274,613

Ratios to average net assets:
Gross expenses		1.22%	1.19%	1.22%	1.19%
Net expenses		1.22	1.16 (3)	1.22	1.19
Net investment income (loss)		0.06	(0.37)	(0.39)	(0.43)

Portfolio turnover rate		93%	79%	104%	87%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(3)	The manager voluntarily waived a portion of its fees.

Legg Mason Partners Mid Cap Core Fund          35

For a Class B(1) share of beneficial interest outstanding throughout each year ended November 30:

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$20.65	$19.08	$16.02	$18.16

Income (loss) from operations:
Net investment loss		(0.15)	(0.22)	(0.18)	(0.20)
Net realized and unrealized gain (loss)		2.15	1.79	3.24	(1.94)

Total income (loss) from operations		2.00	1.57	3.06	(2.14)

Less distributions from:
Net realized gains		(2.92)	—	—	—

Total distributions		(2.92)	—	—	—

Net asset value, end of year		$19.73	$20.65	$19.08	$16.02

Total return(2)		10.38%	8.23%	19.10%	(11.78)%

Net assets, end of year (000s)		$359,471	$410,756	$441,492	$391,990

Ratios to average net assets:
Gross expenses		1.98%	1.94%	1.94%	1.91%
Net expenses		1.98	1.91 (3)	1.94	1.91
Net investment loss		(0.71)	(1.12)	(1.11)	(1.15)

Portfolio turnover rate		(0.71)%	(1.12)%	104%	87%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(3)	The manager voluntarily waived a portion of its fees.

36         Legg Mason Partners Funds

For a Class C(1)(2) share of beneficial interest outstanding throughout each year ended November 30:

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$20.65	$19.08	$16.02	$18.16

Income (loss) from operations:
Net investment loss		(0.15)	(0.22)	(0.18)	(0.20)
Net realized and unrealized gain (loss)		2.15	1.79	3.24	(1.94)

Total income (loss) from operations		2.00	1.57	3.06	(2.14)

Less distributions from:
Net realized gains		(2.92)	—	—	—

Total distributions		(2.92)	—	—	—

Net asset value, end of year		$19.73	$20.65	$19.08	$16.02

Total return(3)		10.38%	8.23%	19.10%	(11.78)%

Net assets, end of year (000s)		$302,409	$343,906	$355,703	$298,914

Ratios to average net assets:
Gross expenses		2.00%	1.95%	1.93%	1.94%
Net expenses		2.00	1.92 (4)	1.93	1.94
Net investment loss		(0.73)	(1.13)	(1.10)	(1.18)

Portfolio turnover rate		93%	79%	104%	87%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(4)	The manager voluntarily waived a portion of its fees.

Legg Mason Partners Mid Cap Core Fund          37

For a Class I(1) share (formerly Class Y) of beneficial interest outstanding throughout each year ended November 30:

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$22.16	$20.23	$16.79	$18.82

Income (loss) from operations:
Net investment income (loss)		0.01	0.01	0.01	(0.00	)(2)
Net realized and unrealized gain (loss)		2.35	1.92	3.43	(2.03)

Total income (loss) from operations		2.36	1.93	3.44	(2.03)

Less distributions from:
Net realized gains		(2.92)	—	—	—

Total distributions		(2.92)	—	—	—

Net asset value, end of year		$21.60	$22.16	$20.23	$16.79

Total return(3)		11.34%	9.54%	20.49%	(10.79)%

Net assets, end of year (000s)		$1,575	$87,946	$86,517	$76,561

Ratios to average net assets:
Gross expenses		0.75%	0.77%	0.76%	0.77%
Net expenses		0.75	0.74 (4)	0.76	0.77
Net investment income (loss)		0.03	0.05	0.07	(0.02)

Portfolio turnover rate		93%	79%	104%	87%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(4)	The manager voluntarily waived a portion of its fees.

38         Legg Mason Partners Funds

For a Class 1(1) share of beneficial interest outstanding throughout each year ended November 30:

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$21.73	$19.91	$16.60	$18.70

Income (loss) from operations:
Net investment income (loss)		0.04	(0.05)	(0.08)	(0.09)
Net realized and unrealized gain (loss)		2.28	1.87	3.39	(2.01)

Total income (loss) from operations		2.32	1.82	3.31	(2.10)

Less distributions from:
Net realized gains		(2.92)	—	—	—

Total distributions		(2.92)	—	—	—

Net asset value, end of year		$21.13	$21.73	$19.91	$16.60

Total return(2)		11.37%	9.14%	19.94%	(11.23)%

Net assets, end of year (000s)		$6,434	$6,002	$5,309	$4,461

Ratios to average net assets:
Gross expenses		1.10%	1.08%	1.27%	1.25%
Expenses		1.10	1.06 (3)	1.27	1.25
Net investment income (loss)		0.18	(0.26)	(0.44)	(0.49)

Portfolio turnover rate		93%	79%	104%	87%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(3)	The manager voluntarily waived a portion of its fees.

Legg Mason Partners Mid Cap Core Fund          39

(Investment Company Act file no. 811-06444) FD01499 5/07

Legg Mason Partners Mid Cap Core Fund

You may look at the fund’s website at www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholders reports (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, (or for clients of a PFSI Registered Representative, call Primerica Shareholder Services at 800-544-5445) or by writing to the fund at Legg Mason Partners Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

March     , 2007

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INVESTMENT TRUST

Legg Mason Partners Mid Cap Core Fund

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the prospectus of the Legg Mason Partners Mid Cap Core Fund (the “fund”) dated March     , 2007, as amended or supplemented from time to time (the “prospectus”), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund’s investments is available in the fund’s annual report to shareholders and the reports contained in such financial statements are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a financial advisor or registered representative of one of the fund’s distributors, a broker/dealer, financial intermediary or a financial institution that has entered into an agreement with one of the fund’s distributors, (each called a “Service Agent”), or by writing or calling the fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as the fund’s distributors. The fund is a separate investment series of Legg Mason Partners Investment Trust (the “trust”), a Massachusetts business trust.

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INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The fund is an open-end, diversified, management investment company whose investment objective is to seek long-term growth of capital. The prospectus discusses the fund’s investment objective and policies. The fund has called a meeting of shareholders to consider several proposals. If approved by shareholders, the fund’s investment objective may be changed without shareholder approval. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies the fund may utilize and certain risks associated with these investments, policies and strategies. Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the fund. ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) serves as the subadviser to the fund.

Principal Investment Strategies

Under normal circumstances the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes in equities, or other investments with similar economic characteristics, of medium sized companies. Medium-sized companies are defined as those companies whose market capitalization values are in the range of the market capitalization values of the constituents of the S&P MidCap 400 Index or the Russell Midcap Index, as defined from time to time. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of mid capitalization companies for purposes of the fund’s 80% investment policy. As of May 31, 2006, the market capitalization range of the S&P MidCap 400 Index was from $400 million to $16.5 billion and the market capitalization range of the Russell Midcap Index was from $660 million to $27.3 billion. The fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside this range. Investing in medium-capitalization companies may involve greater risk than investing in large capitalization companies since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

The fund normally invests in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depository receipts for those securities. The fund may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, money market obligations, and in cash to provide for payment of the fund’s expenses and to meet redemption requests. It is the policy of the fund to be as fully invested in equity securities as practicable at all times. The fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of the subadviser, prevailing market or economic conditions warrant.

With respect to the 80% investment policy (as described above), this percentage requirement will not be applicable during periods when the fund pursues a temporary defensive strategy, as discussed in the prospectus. The fund’s 80% investment policy is non-fundamental and may be changed by the board of trustees of the trust (the “Board”) to become effective upon at least 60 days’ notice to shareholders of the fund prior to any such change.

Additional Information

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the fund.

Equity Securities. The fund will normally invest at least 80% of its assets in equity securities, including primarily common stocks and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

2

Real Estate Investment Trusts (“REITS”). The fund may invest in REITS, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REIT’s manager. REITs are also subject to risks generally associated with investments in real estate. The fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Convertible Securities. Convertible securities, in which the fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

When-Issued, Delayed-Delivery and Forward Commitment Transactions. The fund may purchase securities on a “when-issued” basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

When the fund agrees to purchase when-issued or delayed-delivery securities, its fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund’s books. Normally, the fund will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund’s commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Foreign Securities. The fund has the authority to invest its assets in foreign securities (including European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) and American Depository Receipts (“ADRs”), or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporation. ADRs are receipts typically issued by an American bank or trust company, which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world.

There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of

3

currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. In addition, the fund may invest in securities into which they may be converted. In addition, the fund may invest in securities denominated in currency “baskets.”

Foreign Taxes. A fund’s investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Short-Term Debt Securities. Debt securities in which the fund may invest include notes, bills, commercial paper, obligations issued or guaranteed by the government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit. Debt securities represent money borrowed that obligate the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

All debt securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security’s value, usually as a result of changes in interest rates. The value of the fund’s investments in debt securities will change as interest rates fluctuate. During periods of falling interest rates, the value of the fund’s debt securities generally will rise. Conversely, during periods of rising interest rates, the value of the fund’s debt securities generally will decline. The fund has no restrictions with respect to the maturities or duration of the debt securities it holds. The fund’s investment in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the fund’s shorter-term securities.

Money Market Instruments. The fund may invest for temporary defensive purposes in short-term instruments including corporate and government bonds and notes and money market instruments. Short-term instruments in which the fund may invest include obligations of banks having at least $1 billion in assets (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by the Standard & Poor’s Division of The McGraw Hill Companies, Inc. (“S&P”) or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent from another nationally recognized statistical rating organization or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the two highest rating categories; and repurchase agreements with respect to any of the foregoing entered into with banks and

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non-bank dealers approved by the Board. Certificates of deposit (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non- negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

U.S. Government Securities. The fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or government-sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Repurchase Agreements. The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The fund’s custodian will have custody of, and will hold in a segregated account, securities acquired by the fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the “SEC”) to be loans by the fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the subadviser, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the fund has sold but is obligated to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The fund currently intends to invest not more than 33 1/3% of its net assets in reverse repurchase agreements.

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Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the subadviser unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund.

By lending its securities, the fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Although the generation of income is not the primary investment goal of the fund, income received could be used to pay the fund’s expenses and would increase an investor’s total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund, Legg Mason or CGMI, one of the fund’s co-distributors, and is acting as a “finder,” a part of the interest earned from the investment of collateral received for securities loaned.

Generally, the borrower will be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Illiquid Securities. The fund may invest up to an aggregate amount equal to 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Financial Futures and Options Transactions. The Commodity Futures Trading Commission (“CFTC”) eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund however, continues to have policies with respect to futures and options thereon as set forth below.

Options, Futures and Currency Strategies. The fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund. There can be no assurance that such efforts will succeed.

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To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the subadviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the subadviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the subadviser expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency, or when the subadviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the subadviser believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The fund will segregate (i) cash, (ii) U.S. Government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, with a value equal to the aggregate amount of the fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities are segregated on a daily basis so that the value of the amount will equal the amount of the fund’s commitments with respect to such contracts.

For hedging purposes, the fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the subadviser intends to include in its portfolio. The fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is “covered” if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund’s books.

The fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the fund may be required to forfeit such amounts in the event that the prices of securities underlying the options do not move in the direction or to the extent anticipated.

Although the fund might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the subadviser’s ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest

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rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests; lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time and possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”).

Over-the-counter options in which the fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

Options on Securities. As discussed more generally above, the fund may engage in the writing of covered call options. The fund may also purchase put options and enter into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

The fund may write (a) in-the-money call options when the subadviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the subadviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the subadviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“Clearing Corporation”) or similar clearing corporation and the securities exchange on which the option is written.

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An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market. The fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

Although the fund generally will purchase or write only those options for which the subadviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the subadviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the subadviser will attempt to take appropriate measures to minimize the risks relating to the fund’s writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

Stock Index Options. As described generally above, the fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective

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of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor’s 100. Indexes also are based on an industry or market segment such as the Oil Index or the Computer Technology Index.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures Contracts and Options on Futures Contracts. As described generally above, the fund may invest in stock index futures contracts and options on stock index futures contracts that are traded on a domestic exchange or board of trade. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The primary purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. The fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The fund will only enter into futures contracts and options on futures contracts that are traded on a domestic exchange and board of trade. Assets committed to futures contracts will be segregated on the fund’s books to the extent required by law.

The purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

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No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account on the fund’s books an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the subadviser to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Index-Related Securities (“Equity Equivalents”). The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index) and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market Index). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index perform poorly, the index-related security that an index-related security seeks to track will lose value.

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Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indexes they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders invest in Equity Equivalents may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund’s investments in such investment companies are subject to limitations under the Investment Company Act of 1940, as amended (the “1940 Act”) and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Investment in Other Investment Companies. The fund can also invest up to 10% of its assets in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those type of investments. For example, the fund can invest in Exchange-Traded Funds (“ETFs”), which are typically open-end funds or unit investment trusts, listed on a stock exchange. The fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the ETFs’ portfolio, at times when the fund may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company’s portfolio securities and is subject to limitations under the 1940 Act. The fund does not intend to invest in other investment companies unless the subadviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

Short Sales. If the fund anticipates that the price of the company’s stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The fund may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever the fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, the fund may purchase call options to buy securities sold short by the fund. Such options would lock in a future price and protect the fund in case of an unanticipated increase in the price of a security sold short by the fund.

To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by the fund will be “against the box,” or the fund’s obligation to deliver the securities sold short will be “covered.” The fund will

12

not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the fund’s total assets. Management currently intends to limit the fund’s short sales to shares issued by ETFs. ETFs hold portfolios of securities that seek to track the performance of a specific index or basket of stocks. Utilizing this strategy will allow the subadviser to adjust the fund’s exposure in a particular sector, in a cost effective and convenient manner, without having to see the fund’s holdings of individual stocks in that sector.

Disclosure of Portfolio Holdings

The fund has adopted policies and procedures developed by LMPFA, the fund’s investment manager, with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. The fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

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6. The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees (Trustees of the fund who are not “interested persons” of the fund as defined in the 1940 Act), and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the fund’s Board.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the fund’s Board at its next regularly scheduled meeting.

Currently, the fund discloses its complete portfolio holdings approximately 25 days after calendar quarter end on its website: http://www.leggmason.com/InvestorServices.

Set forth below is a list, as of [                    ], of those parties with whom LMPFA, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
Bank of New York	Daily	None

[To be updated by amendment]

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End

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Recipient	Frequency	Delay before dissemination
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

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INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 7 below and the fund’s investment objective have been adopted by the trust as fundamental policies of the fund. Under the 1940 Act, a fundamental policy may not be changed with respect to the fund without the vote of a “majority of the outstanding voting securities” of the fund which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares. The remaining restrictions may be changed by a vote of a majority of the Board at any time. As discussed under “Proposed Investment Restrictions” below, the fund is proposing to change its investment restrictions.

Current Investment Restrictions

Under the investment restrictions adopted by the trust with respect to the fund, the fund will not:

1. Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2. Issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, (the “1933 Act”) in disposing of portfolio securities.

7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

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9. Invest in oil, gas or other mineral exploration or development programs.

10. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

11. Invest for the purpose of exercising control of management.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Proposed Investment Restrictions

The fund has called a meeting of its shareholders to consider several proposals, including the adoption of revised fundamental investments policies or restrictions. If approved by the fund’s shareholders, the fund’s revised fundamental policies will be as follows:

1. The fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

The fund’s investment objectives will be made non-fundamental.

The following restriction will be removed: The fund may not invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes.

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To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. [Currently the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree.] The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment

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of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund’s proposed fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given

19

from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

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TRUSTEES AND EXECUTIVE OFFICERS OF THE FUND

The business and affairs of the fund are managed by the Board (individuals on the Board are referred to as “Trustees”). The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The current Trustees, including the Trustees, of the fund who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”) and executive officers of the fund, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies and their portfolios associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below.

The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. The fund has called a meeting of its shareholders to consider several proposals, including the election of a new Board. Each Trustee and officer holders office until that individual resigns, retires or is otherwise removed.

Name and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation (s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
INDEPENDENT TRUSTEES

Dwight B. Crane Birth Year: 1937	Trustee	Since 1981	Professor, Harvard Business School (since 1969); Independent Consultant (since 1969)		None

Burt N. Dorsett Birth Year: 1930	Trustee	Since 1991	President—Dorsett McCabe Capital Management Inc.; Chief Investment Officer—Leeb Capital Management, Inc.		None

Elliot S. Jaffe Birth Year: 1926	Trustee	Since 1991	Chairman of The Dress Barn Inc.		The Dress Barn Inc.

Stephen E. Kaufman Birth Year: 1932	Trustee	Since 1995	Attorney		None

Cornelius C. Rose, Jr. Birth Year: 1932	Trustee	Since 1991	Chief Executive Officer—Performance Learning Systems		None

INTERESTED TRUSTEE**

R. Jay Gerken Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; President and Chief Executive Officer of SBFM and Citi Fund Management Inc. (“CFM”); formerly Chairman of SBFM and CFM (2002-2006); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc.; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001)		None

*	This column includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934 (the “1934 Act”) (i.e., “public companies”) or other investment companies registered under the 1940 Act.
**	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

21

Name, Address, and Birth Year	Position(s) Held with Company	Term of Office	Principal Occupation(s) During Past 5 Years
Officers:*
Ted P. Becker 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC (“Legg Mason & Co.”) (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included Smith Barney Fund Management (“SBFM”), Smith Barney Asset Management and Citi Fund Management (“CFM”) and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota 100 First Stamford Place, 5th Fl Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-

Robert I. Frenkel 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).

R. Jay Gerken 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co.; Chairman of the Board, Trustee, or Director of 169 funds associated with LMPFA and its affiliates; Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. Previously, Chairman of SBFM and CFM (2002 to 2005); Chairman, President and Chief Executive Officer of Travelers Investment Advisers Inc. (2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001).

Thomas C. Mandia Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Kaprel Ozsolak 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. or its Predecessors; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its predecessors. Previously, Mr. Ozsolak was Controller of certain mutual funds associated with Legg Mason & Co. or its predecessors (2002 to 2004).

Brian M. Angerame 399 Park Avenue New York, NY 10022 Birth Year: 1972	Vice President andInvestment Officer	Since 2005	Portfolio Manager and Director of ClearBridge. Previously, Mr. Angerame was Portfolio Manager of CAM.

Derek J. Deutsch 399 Park Avenue New York, NY 10022 Birth Year: 1969	Vice President and Investment Officer	Since 2005	Portfolio Manager and Vice President of ClearBridge. Previously, Mr. Deutsch was Portfolio Manager (since 2005) and an Analyst of CAM.

*	Mr. Gerken and each officer of the fund is an “interested person,” as defined in the 1940 Act, because of their position with the manager and/or certain of its affiliates.

22

For the calendar year ended December 31, 2006, the Trustees beneficially owned equity securities of the fund within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Cornelius C. Rose, Jr.
Interested Trustee
R. Jay Gerken

As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the fund.

The fund has a standing Audit Committee comprised of all Independent Trustees who are “independent” as defined in the New York Stock Exchange listing standards. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, the qualifications and independence of the fund’s independent registered public accounting firm, and the fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the fund’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by the fund’s independent registered public accounting firms to its manager or adviser and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting of the fund. During the most recent fiscal year, the Audit Committee met [    ] times.

The fund has a standing Nominating Committee. All Independent Trustees are members of the Nominating Committee. The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. During the most recent fiscal year, the Nominating Committee met [    ] times.

The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees, and none has established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board Member, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member;

23

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Board Member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the fund, as applicable.

The fund also has a Compensation Committee co-chaired by Mr. Crane which is charged with establishing the appropriate compensation for the Board. During the most recent fiscal year, the Compensation Committee met [    ] times.

The fund also has a Pricing Committee composed of the Chairman of the Board and one Independent Trustee which is charged with determining the fair value prices for securities when required. During the most recent fiscal year, the Pricing Committee met [    ] times.

The following table shows the compensation paid by the fund and the fund complex on behalf of the fund during the fiscal year ended November 30, 2006 to each Trustee. The fund does not pay retirement benefits to its Trustees and officers.

Name of Person	Aggregate Compensation from the fund	Total Pension or Retirement Benefits Accrued As part of Trust Expenses	Compensation from Company and Fund Complex Paid to Trustees**	Number of Portfolios for Which Director Serves Within Fund Complex
Independent Trustees
Dwight B. Crane*	$	$	$
Burt N. Dorsett	$	$	$
Elliot S. Jaffe	$	$	$
Stephen E. Kaufman	$	$	$
Cornelius C. Rose, Jr.	$	$	$
Interested Trustee
R. Jay Gerken***	$	$	$

*	Designates the lead Trustee.
**	In addition to the amounts set forth above, Messrs. Crane, Dorsett, Jaffe, Kauffman and Rose received $ , $ , $ , $ , and $ , respectively, during the fiscal year ended November 30, 2006, for services as Trustees in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1 under the 1940 Act, certain other regulatory issues and the consideration of new custody, transfer agency, and accounting arrangements for Legg Mason Partners Investment Funds, Inc. These amounts were borne by the manager and/or its affiliates and not by the fund.
***	Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the manager.

No employee of LMPFA or any of its affiliates receives any compensation from the fund for acting as a Trustee or officer of the fund. The Independent Trustees receive a fee for each meeting of the Board and each

24

committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. R. Jay Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of an annual fee of $50,000 plus $5,500 for each Board meeting attended in person. The fund pays Trustees $100 for each telephonic Board meeting attended. Mr. Dwight B. Crane, as lead Trustee, receives an additional annual fee of $10,000. The fund reimburses Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings. For the fiscal year ended November 30, 2006, such expenses totaled $[            ].

The fund currently does not provide any pension or retirement benefits to the Trustees or officers. Until its termination as described below, an emeritus plan is available to Trustees. Under the plan, each Trustee is required to change to emeritus status upon attainment of age 80. Emeritus Trustees are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Trustees, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Trustees are permitted to attend meetings, but have no voting rights. Messrs. Herbert Barg, Martin Brody and Joseph McCann currently serve as emeritus Trustees under the emeritus plan. For the last fiscal year, amounts paid to emeritus Trustees were: Mr. Barg: $[            ]; Mr. Brody: $[            ]; Mr. McCann: $[            ]. The Board has voted to terminate the emeritus plan effective January 1, 2007, and to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current emeritus and retiring Trustees. Notwithstanding the termination of the plan, Messrs. Barg, Brody and McCann will be permitted to continue their emeritus service in accordance with the emeritus plan until the date on which new Trustees are elected, accept their elections and commence service as Trustees.

On June 28, 2006, the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for future Trustees who do not currently oversee another fund within the fund complex. Mr. Burt N. Dorsett, a current Trustee who will attain age 75 prior to January 1, 2007, will retire on the date on which new Trustees are elected, accept their elections and commence service as Trustees. Messrs. Stephen E. Kaufman and Cornelius C. Rose, Jr. have opted to retire on the same date. Mr. Elliot S. Jaffe, a current Trustee who will attain the age of 80 prior to January 1, 2007, will retire as of December 31, 2006. Each current and retiring Trustee will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the Trustee would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a Trustee elects to receive a lump sum payment calculated on a net present value basis. Additionally, the Emeritus Retirement Plan provides for Mr. Crane to receive payment of a similar retirement benefit, in a lump sum (calculated on a net present value basis) or in quarterly installments, from the funds that Mr. Crane will no longer oversee as a result of the proposed realignment of the existing fund boards. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring Trustee or Mr. Crane is entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Trustee	Aggregate Benefit (Net Present Value)
[To be updated by amendment.]

The fund will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring Trustee. Legg Mason or its affiliates will reimburse the fund an amount equal to 50% of the emeritus and retiring Trustee benefits paid by the fund.

As of             , 2007, all Trustees and officers as a group owned less than 1% of the outstanding shares of the fund.

[The fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows Independent Trustees to defer the receipt of all or a portion of the Trustees fees earned until a later date specified

25

by the Independent Trustees. The deferred fees earn a return based on notional investments selected by the Independent Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under “Trustees’ fees.” Under the Plan, deferred fees are considered a general obligation of the fund and any payments made pursuant to the Plan will be made from the fund’s general assets. As of November 30, 2006, the fund has accrued $[             ] as deferred compensation.] [is this still valid?]

The following table contains a list of shareholders of record or who beneficially owned at least 5% of the outstanding shares of a particular class of shares of the fund as of March [    ], 2007.

[To be updated by amendment.]

26

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”) with the with an initial term ending November 30, 2007. LPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion. LMPFA provides administrative and certain oversight services to the fund and manages the cash and short-term investments of the fund.

Under the Management Agreement, subject to the supervision and direction of the fund’s Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For the fiscal years ended November 30, the fund paid the manager the following management fees:

2006	$
2005	$
2004	$

For the fiscal years ended November 30, the fund paid the manager the following investment advisory fees:

2006	$
2005		$8,278,018
2004		$9,232,804

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Subadviser

ClearBridge serves as the subadviser to the fund pursuant to a sub-advisory Agreement between the manager and ClearBridge that was approved by the Board, including a majority of the Independent Trustees, on June 29, 2006 (the “Sub-Advisory Agreement”). ClearBridge is a wholly-owned subsidiary of Legg Mason.

Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage the fund’s portfolio (or allocated portion thereof) in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

The Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to the fund and the manager. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent of. This Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its sub-advisory services, the manager will pay the subadviser a fee equal to 0.70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. For the period from August 1, 2006 through November 30, 2006, the manager paid the subadviser subadvisory fees of $            .

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plans (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/ or reimbursements are described in the fund’s prospectus. The contractual and voluntary fee waivers and/ or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions,

28

demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Independent Registered Public Accounting Firm

[            ], located at [    ], has been selected as the fund’s independent registered public accounting firm to audit the fund’s financial statements and financial highlights for the fiscal year ending November 30, 2006.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the trust. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Independent Trustees of the trust.

Custodian, and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the fund’s securities lending agent and receives a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the fund’s transfer agent and PFPC served as the fund’s sub-transfer agent. For the period from November 30, 2006, through December 31, 2006, the fund paid transfer agent fees of [$            ] to CTB.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the trust, the manager, the subadviser and distributors have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may

29

be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. Copies of the code of ethics of the trust, the manager, the subadviser and the distributors are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Distributors

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013; and PFS, located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 serve as the fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the Board and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI and PFS Distributors, Inc. (“PFS Distributors”), the predecessor in interest to PFS, served as the fund’s distributors.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

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LMIS, CGMI and PFS may be deemed to be underwriters for purposes of the 1933 Act. From time to time, LMIS, CGMI or PFS or their affiliates may also pay for certain non-cash sales incentives provided to PFS Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFS Registered Representatives that sell shares of the fund.

Initial Sales Charges

The aggregate dollar amount of commissions on Class A, Class 1 and Class C shares received by LMIS, CGMI and PFS were as follows:

Class A Shares (paid to CGMI)

For the fiscal years ended November 30:

2006	$
2005		$920,000
2004		$1,331,000

Class A Shares (paid to PFS)

For the fiscal years ended November 30:

2006	$
2005		$731,937
2004		$757,320

Class A Shares (paid to LMIS)

For the fiscal years ended November 30:

2006	$
2005	$	N/A
2004	$	N/A

Class 1 Shares (paid to CGMI)

For the fiscal years ended November 30:

2006	$
2005		$7,000
2004		$12,000

Class 1 Shares (paid to PFS)

For the fiscal years ended November 30:

2006	$
2005		$6,844
2004		$9,645

31

Class 1 Shares (paid to LMIS)

For the fiscal years ended November 30:

2006	$
2005	$	N/A
2004	$	N/A

Class C Shares (paid to CGMI)

For the fiscal years ended November 30:

2006	$
2005		$356
2004		$67,000

Class C Shares (paid to LMIS)

For the fiscal years ended November 30:

2006	$
2005	$	N/A
2004	$	N/A

Contingent Deferred Sales Charge

Class A Shares (paid to CGMI)

For the fiscal years ended November 30:

2006
2005	$1,000
2004	$7,000

Class A Shares (paid to LMIS)

For the fiscal years ended November 30:

2006
2005	$	N/A
2004	$	N/A

Class B Shares (paid to CGMI)

For the fiscal years ended November 30:

2006	$
2005		$579,000
2004		$798,000

32

Class B Shares (paid to PFS)

For the fiscal years ended November 30:

2006
2005		$211,627
2004	$	– 0 –

Class B Shares (paid to LMIS)

For the fiscal years ended November 30:

2006
2005	$	N/A
2004	$	N/A

Class C Shares (paid to CGMI)

For the fiscal years ended November 30:

2006	$
2005		$11,000
2004		$21,000

Class C Shares (paid to LMIS)

For the fiscal years ended November 30:

2006
2005	$	N/A
2004	$	N/A

Class 1 Shares (paid to PFS)

For the fiscal years ended November 30:

2006	$
2005		$5,654
2004		$0

Class 1 Shares (paid to LMIS)

For the fiscal years ended November 30:

2006
2005	$	N/A
2004	$	N/A

Services and Distribution Plan Arrangements. The fund has adopted an amended shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares. The only Classes of shares offered for sale through PFS are Class A shares and Class B shares. Under the Distribution Plan, the fund pays service and distribution fees to each of LMIS, CGMI and PFS for the services they provide and expenses they bear with respect to the distribution of Class A, Class B and Class C shares and providing services to Class A, Class B and Class C shareholders. The co-distributors will

33

provide the Board with periodic reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B and Class C shares. In addition, the fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of 0.75% of the fund’s average daily net assets.

PFS will pay for the printing, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by PFS are distribution expenses within the meaning of the Distribution Plan and may be paid from amounts received by PFS from the fund under the Distribution Plan.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees in the manner described above. The Distribution Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act).

Fees under the Plan may be used to make payments to the distributors for distribution services, to Service Agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A, Class B, Class C and Class 1 investors.

The 12b-1 Plan permits the fund to pay fees to a distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to a distributor and others until the 12b-1 Plan or Distribution Agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for the fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributors or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

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The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b- 1 Plan (for purposes of this paragraph “Qualified Trustees”. The Trustees, in the exercise of their business judgment in the best interests of the shareholders of the fund and each Class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the trust and the distributor provide to the Board and that the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office who are not interested Trustees of the trust. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the trust’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, each distributor acts as an agent of the trust in connection with the offering of shares of the fund pursuant to the respective Distribution Agreements.

Prior to December 1, 2005, the fund paid service and distribution fees directly to CGMI and PFS Distributors under separate Distribution Plans with respect to shares sold through CGMI and PFS Distributors.

Service Fees and Distribution Fees

The following service and distribution fees were incurred pursuant to the Distribution Plan during the fiscal years indicated:

Class A Shares

For the fiscal years ended November 30:

2006	$
2005		$952,549
2004		$919,613

Class B Shares

For the fiscal years ended November 30:

2006	$
2005		$3,795,964
2004		$4,209,391

Class C Shares

For the fiscal years ended November 30:

2006	$
2005		$3,182,880
2004		$3,492,629

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Distribution expenses incurred by LMIS, CGMI and/or PFS for advertising, printing and mailing prospectuses, support services and overhead expenses, payments to their financial advisers or registered representative and for accruals for interest on expenses incurred in the distribution of the fund’s shares are set forth in the following tables:

[To be updated by amendment]

Dealer reallowances are described in the fund’s prospectus.

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PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies, for the portfolio managers, the number of accounts (other than the fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.(1)

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brian M. Angerame	[ ] Registered investment companies with $[ ] billion in total assets under management	[ ] Other pooled investment vehicles with $[ ] billion in assets under management	[ ] Other accounts with $[ ] billion in total assets under management

Derek J. Deutsch	[ ] Registered investment companies with $[ ] billion in total assets under management	[ ] Other pooled investment vehicles with $[ ] billion in assets under management	[ ] Other accounts with $[ ] billion in total assets under management

(1)	Note that this additional information must be disclosed if portfolio managers manage accounts with performance-based fee arrangements.

Portfolio Manager Compensation

ClearBridge investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of ClearBridge’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer. The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

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Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all the portfolio managers listed in the table above.

The manager, the subadviser and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

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Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Brian M. Angerame
Derek J. Deutsch

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PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the fund’s Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions, except that the manager manages the cash and short-term investments of the fund. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The aggregate brokerage commissions paid by the fund for the three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Management Agreement and Sub-Advisory Agreement, each of the manager and the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital. In connection with the manager’s or subadviser’s monitoring of its portfolio transactions for compliance with its policies, the manager and subadviser each utilize both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager, the subadviser or its affiliates exercise investment discretion. The manager and subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager, the subadviser and their affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, neither the manager nor the subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or subadviser by brokers who effect securities transactions for the fund may be used by the manager or subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the fund. Not all of these research services are used by the manager or subadviser in managing any particular account, including the fund. For the fiscal year ended November 30, 2006, the fund paid commissions to brokers that provided research services as follows:

Total Dollar Amount of Brokerage Transactions Related to Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services
$	$

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The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers”, as defined in the 1940 Act. The fund’s Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005 CGMI is no longer an affiliated person of the fund under the 1940 Act. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

For the fiscal years ended November 30, 2004, 2005 and 2006, the fund paid aggregate brokerage commissions and brokerage commissions to CGMI and its affiliates as set out below:

The fund has paid the following in brokerage commissions for portfolio transactions:

Fiscal Year Ending November 30,	Total Brokerage Commissions		Commissions Paid to CGMI and Affiliates		% of Total Brokerage Commissions Paid to CGMI and Affiliates	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGMI and Affiliates
2006*	$		$		%	%
2005		$2,940,799		$281,108	9.56%	18.45%
2004		$3,349,625		$110,420	3.3%	3.6%

*CGMI	was not an affiliated person of the fund under the 1940 Act during the entire period.

For the fiscal year ended November 30, 2006, the percentage of the fund’s aggregate brokerage commissions paid to CGM and its affiliates and the percentage of the fund’s aggregate dollar amount of transactions involving the payment of commissions effected through CGMI and its affiliates were as follows:

The Percentage of the Fund’s Aggregate Brokerage Commissions Paid to CGMI* and Affiliates	The Percentage of the Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through CGMI and Affiliates
%	%

*CGMI	was not an affiliated person of the fund under the 1940 Act during the entire period.

As of December 1, 2005, LMIS became an affiliated person of the fund under the 1940 Act. For the period December 1, 2005 through November 30, 2006, the fund did not pay any brokerage commissions to LMIS or its affiliates.

During the fiscal year ended November 30, 2006, the fund purchased securities issued by the following regular broker/dealers of the fund, which had the following values as of November 30, 2006:

Broker-Dealer	Value of Securities as of November 30, 2006,
$	$
$	$

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager’s or subadviser’s other clients. Investment decisions for the fund and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought

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or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

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PORTFOLIO TURNOVER

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the lime of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short- term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager or subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended November 30, the portfolio turnover rates were as follows:

2006	%
2005	93%

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

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PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B, C, 1 or I* shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the New York Stock Exchange (“NYSE”) on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor, the transfer agent, or, with respect to a PFS account, Primerica Shareholder Services is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor, the transfer agent or Primerica Shareholder Services (such fee may be up to $30 for a PFS account). The Systematic Investment Plan also authorizes a distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of certain money market funds managed by the manager or its affiliates to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the prospectus for a discussion of who is eligible to purchase certain Classes and of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in the fund’s prospectus.

*	As of November 20, 2006, Class Y Shares were renamed Class I Shares.

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Members of the selling group may receive a portion of the sales charge as described in the fund’s prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a Trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and C Shares. Class B and C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class 1 Shares. Class 1 shares are sold to eligible Class 1 shareholders at the next determined net asset value plus a sales charge. Investors do not pay a sales charge on the fund’s distributions or dividends that they reinvest in additional Class 1 shares. Investors pay a lower sales charge as the size of their investment increases to certain levels called breakpoints as described in the fund’s prospectus.

Class I Shares. Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired board members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason and its subsidiaries, as well as (iv) by the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker/dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

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In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to December 1, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to December 1, 2006 will also remain eligible to purchase Class A shares at NAV.

Accumulation Privilege—Please see the fund’s prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners Funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a Legg Mason Partners Fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. are not eligible.

This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

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Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through PFPC, contact PFPC prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

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Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners mutual funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributors receive contingent deferred sales charges in partial consideration for their expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005, will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with a distributor or the manager.

As of November 20, 2006, the contingent deferred sales charge will be waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other Legg Mason Partners funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

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Grandfathered Retirement Program with Exchange Features

Retirement plan programs authorized by LMIS prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of the fund, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market Legg Mason Partners funds equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

PFS ACCOUNTS

The fund offers three Classes of shares to investors purchasing through PFS: Class A, B and 1 shares.

Initial purchases of shares of the fund must be made through a PFS Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services c/o PFPC, Inc., P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Additional investments may be sent directly to PFPC. In processing applications and investments, PFPC acts as agent for the investor and for the distributor, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open. Shares purchased will be held in the shareholder’s account by PFPC.

Purchase orders received by the transfer agent or Primerica Shareholder Services prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

Initial purchases of fund shares may be made by wire. Before sending the wire, the PFS Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

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Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow subsequent investments by telephone by any person in his or her account, the shareholder should decline the telephone transaction option on the account application. The minimum subsequent investment by telephone is $25 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular subsequent investment procedure described above.

An account transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder’s request.

Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

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REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Distribution in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share Price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

PFS Accounts

Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to the Primerica Shareholder Services c/o PFPC at P.O. Box 9662, Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish speaking representatives at (800) 544-7278 or TDD Line for the Hearing Impaired at (800) 824-1721.

All persons in whose names the shares are registered must sign the request for redemption. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are

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not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder’s redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker/dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a retirement plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern Time to obtain the proper forms.

Shareholders may utilize Primerica Shareholder Services Telephone Redemption service to redeem shares in their account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his or her account, he or she should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of an individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open.

Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services because all telephone lines are busy or for any other reason; in such case, a shareholder use the fund’s regular redemption procedure described above.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). PFPC will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional

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information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Additional Information Regarding Telephone Redemption And Exchange Program

Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

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EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, 1 and I Exchanges. Class A, 1 and I shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges. Class B shares of the fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Certain retirement plan programs with exchange features in effect prior to December 1, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs” for additional information.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent Purchases and Redemptions of fund Shares” in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

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VALUATION OF SHARES

The net asset value per share of the fund’s Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class will differ. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus for Class A and 1 shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares. Set forth below is an example of the method of computing the offering price of the Class A and 1 shares of the fund based on the net asset value of a share of the fund as of November 30, 2006.

Class A (net asset value of [$ ] plus the maximum initial sales charge of [ %] of net asset value per share)	$	[	]

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The fund’s policy is to distribute its net investment income and net realized capital gains, if any, annually. The fund may also pay additional dividends shortly before December 31 each year from certain amounts of undistributed ordinary and capital gains realized, in order to avoid a federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or contingent deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent. Shareholders whose accounts are held directly at the transfer agent should notify the transfer agent in writing, requesting a change to this reinvest option.

The per share dividends on Class B and Class C shares of the fund will be lower than the per share dividends on Class A and Class I shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the fund will be lower than the per share dividends on Class I shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class I shares.

Taxes [to be updated by amendment]

The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

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As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code’s timing and other requirements. However, any taxable income or gain the fund does not distribute will be subject to tax at regular corporate rates.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund fails to qualify as a regulated investment company for a period greater than two taxable years, in addition, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends at the end of each year or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject

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to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to United States federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above.

In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

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Taxation of United States Shareholders

Dividends and Distributions. Any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

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We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the

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fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s United States federal income tax liabilities.

Notices. Shareholders will be notified annually by the fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in “Taxes—Taxation of United States Shareholders—Dividends and Distributions”) made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Class I—(for tax-exempt employee benefit and retirement plans of CGM or anyone of its affiliates (“Qualified Plans”))

Dividends and distributions received from the fund will not be taxable, provided the Qualified Plan has not borrowed to finance its investment in the fund. Qualified Plan participants should consult their plan document or tax advisors about the tax consequences of participating in a Qualified Plan.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected wit the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (1) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest

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from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Special rules apply to foreign persons who receive distributions from the fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (until December 31, 2007) a registered investment company, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or registered investment company is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the one-year period ending on the date of distribution. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

The foregoing is only a summary of certain material United States federal income tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

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ADDITIONAL INFORMATION

The trust was organized on October 17, 1991 under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.”

The trust offers shares of beneficial interest of six separate funds with a par value of $.001 per share. The fund offers shares of beneficial interest currently classified into five Classes—A, B, C, I and 1. Each Class of the fund represents an identical interest in the fund’s investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges; if any, for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a Trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

The Master Trust Agreement of the fund permits the Trustees of the fund to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

Pursuant to the Master Trust Agreement, the fund’s Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

The fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.

When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class, in which case only shares of the affected Class would be entitled to vote.

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The trust was organized as an unincorporated Massachusetts business trust on October 17, 1991 under the name Shearson Lehman Brothers Intermediate-Term Trust. On August 16, 1995, the trust’s name was changed to Smith Barney Investment Trust. On April 7, 2006, the trust’s name was changed to Legg Mason Partners Investment Trust and the fund’s name was changed from Smith Barney Mid Cap Core Fund to Legg Mason Partners Mid Cap Core Fund.

Annual and Semi-Annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Proposed Changes. The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex and the fund is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, the fund will become a series of a Maryland business trust and will be governed by a board of trustees.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting. The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration. The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the

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declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares. The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts. The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability. The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

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The declaration provides that any trustee who serves as chair of the Board or of a committee of the Board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if

66

standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, including Legg Mason Partners Mid Cap Core Fund, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

67

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the fund’s manager believes that this matter is not likely to have a material adverse effect on the fund.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

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FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities as of November 30, 2006, Statement of Operations for the year ended November 30, 2006, Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 2006, Financial Highlights for each of the years in the five-year period ended November 30, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the Fund), are incorporated by reference into this Statement of Additional Information (Filed on [            ]; Accession Number[            ]).

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APPENDIX A

PROXY VOTING GUIDELINES AND PROCEDURES SUMMARY

Concerning Citigroup Asset Management1 (CAM)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf

[1]	ClearBridge Advisors comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason.

A-1

of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

A-2

PROSPECTUS

[date,] 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Intermediate Maturity California Municipals Fund

Class A, C and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Intermediate Maturity California Municipals Fund

Prior to April 7, 2006, the fund was known as Smith Barney Partners Intermediate Maturity California Municipals Fund.

Investments, risks and performance

Investment objective

The fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with the preservation of principal.

Principal investment strategies

Key investments

As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in investment grade California municipal securities or other investments with similar economic characteristics. California municipal securities include securities issued by the State of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and California state personal income tax. The fund expects to maintain an average portfolio maturity of between three and ten years. The fund can invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

■	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
■	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
■	Identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following:

■	Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund’s portfolio
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded
■	California municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting California municipal issuers
■	Unfavorable legislation affects the tax-exempt status of municipal bonds
■	The portfolio managers’ judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

2         Legg Mason Partners Funds

California has been experiencing economic difficulties as a result of many factors, including the downturn in the high technology sector and the slowdown in the national economy in recent years. California has experienced employment gains and an improving economy in the past year. However, it is not certain that this economic upturn will continue. California also has a large structural budget shortfall for the state’s fiscal year ending June 30, 2006. Though a ballot initiative sponsored by Governor Schwarzenegger requiring a balanced budget passed overwhelmingly in 2004, voters failed to support the Governor’s “California Live Within Our Means Act” budget reform initiative at a special election held in November 2005. These and other factors may affect the market value of California municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and/or principal resulting in losses to the fund. In addition, if the fund has difficulty finding high-quality California municipal obligations to purchase, the amount of the fund’s income that is subject to California taxes could increase. More detailed information about the economy of California may be found in the fund’s Statement of Additional Information (“SAI”).

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s gains generally will be, subject to regular federal and California personal income taxes. The fund may realize gains subject to federal and California income taxes on the sale of its securities or on transactions in derivative contracts. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and gains generally will be subject to state tax for investors that reside in states other than California.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Who may want to invest

The fund may be an appropriate investment if you are a California taxpayer and:

■	Are in a high federal tax bracket and are seeking income exempt from California State and federal taxation
■	Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
■	Are willing to accept the risks of municipal securities, including the risks of concentrating in a single state

Legg Mason Partners Intermediate Maturity California Municipals Fund         3

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index of municipal bonds and an index of similar funds. The bar chart below shows performance of the fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, C and I (formerly Y) shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of period. The fund’s past performance before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns (for periods shown in the table)

Highest:             % in             quarter             ; Lowest:             in             quarter             .

4         Legg Mason Partners Funds

Average Annual Total Returns For periods ended December 31, 2006

1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A(1)(2)

Return before taxes %	%	%	%	12/31/91

Return after taxes on distributions(3)%	%	%

Return after taxes on distributions and sale of fund shares(3)%	%	%

Other Classes (Return before taxes only)

Class C %	N/A	N/A	%	7/22/02

Class I(4)%	%	%	%	9/08/95

Lehman Brothers Five-Year Municipal Bond Index(5)(8)%	%	%	N/A	N/A

Lehman Brothers Seven-Year Municipal Bond Index(6)(8)%	%	%	N/A	N/A

Lipper California Intermediate Municipals Debt Funds Average(7)%	%	%	N/A	N/A

(1)	On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(2)	As of November 20, 2006, all Class B shares and Class O shares converted to Class A shares.

(3)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(5)	Lehman Brothers Five-Year Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax exempt bond market, consisting of general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds, all in the maturity range of 4 to 6 years. The index is calculated on a total return basis.

(6)	Lehman Brothers Seven-Year Municipal Bond Index is a market-weighted index based on municipal bonds having approximate maturity of seven years. The debt included general obligation, revenue, and pre-refunded bonds.

(7)	The Lipper California Intermediate Municipals Debt Funds Average is a total return performance average of all California Intermediate Municipal Debt Funds tracked by Lipper Inc. Lipper is an independent ranking organization for the mutual fund industry. The average reflects fees and expenses but does not reflect deductions for sales charges or taxes. It is not possible to invest directly in an average.

(8)	An index does not reflect deductions for fees, expenses, sales charges or taxes. It is not possible to invest directly in an index.

Legg Mason Partners Intermediate Maturity California Municipals Fund         5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A(1)		Class C	Class I(2)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25%		None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(3)	None	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A(1)	Class C	Class I(2)
Management fee	0.50%	0.50%	0.50%

Distribution and service (12b-1) fees	0.15%	0.75%	None

Other expenses(4)%		%	%

Total annual fund operating expenses*	%	%	%

* Because of voluntary waivers and/or reimbursements, actual total fund annual operating expenses are expected to be:	%	%	%
These waivers and/or reimbursements do not cover brokerage, taxes and extraordinary expenses and may be reduced or terminated at any time.

(1)	As of November 20, 2006, all Class B shares and Class O shares converted to Class A shares.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(3)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

(4)	The amounts set forth in “Other Expenses” for Class A, C and I shares have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$	$	$	$

Class C (with or without redemption)	$	$	$	$

Class I(1) (with or without redemption)	$	$	$	$

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6         Legg Mason Partners Funds

More on the fund’s investments

The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section further provides information about the investment strategies that may be used by the fund.

California municipal securities

In addition to securities issued by the State of California and certain other California issuers, “California municipal securities” include debt obligations issued by certain non-California governmental issuers such as Puerto Rico, the Virgin Islands and Guam. The interest on California municipal securities is exempt from regular federal income taxes and California personal income taxes. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation.

The California municipal securities in which the fund invests include general obligation bonds, revenue bonds and notes, and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities which pay no interest during the life of the obligation but trade at prices below their stated maturity value.

The fund normally invests in intermediate-term municipal securities, which are securities that have remaining maturities at the time of purchase of three to ten years. The fund normally maintains an average portfolio maturity of between three and ten years.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument, short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Legg Mason Partners Intermediate Maturity California Municipals Fund         7

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset” or the “Subadviser”) provides the day-to-day portfolio management of the fund.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $            billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $            billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are Joseph P. Deane, David T. Fare, S. Kenneth Leech, Stephen A. Walsh and Roberto Amodeo. The portfolio managers are responsible for the day-to-day management of the fund’s portfolio. Mr. Deane has been a portfolio manager of the fund since its inception in 1981, Mr. Fare became a portfolio manager of the fund in 1998, and Messrs. Leech, Walsh and Amodeo became portfolio managers of the fund in October 2006. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and team structure decisions.

Each of the portfolio managers is employed by Western Asset and has been with Legg Mason or one of its predecessor firms for more than five years. Mr. Deane and Mr. Fare were investment officers of the fund’s former manager, SBFM.

The SAI provides additional information about the portfolio managers’ compensation, any other accounts managed by the portfolio managers, and any fund shares held by the portfolio managers and has more detailed information about the manager, subadviser and other fund service providers.

Management fee

For the fiscal year ended November 30, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for management services. For the period from December 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through

8         Legg Mason Partners Funds

November 30, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended November 30, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also have been asked to approve investment matters, including standardized fundamental investment policies and the ability of the fund to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for each of its Class A and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses.

The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

Legg Mason Partners Intermediate Maturity California Municipals Fund         9

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

10         Legg Mason Partners Funds

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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Choosing a class of shares to buy

Individual investors can generally choose among two classes of shares: Classes A and C shares. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional investors and clients of financial intermediaries should refer to “Institutional investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or a distributor’s financial advisors or registered representative (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investment(1)
	Classes A(2)	Class C	Class I (formerly Y)
General	$500/$50	$500/$50	n/a

Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	n/a

Systematic Investment Plans	$25/$25	$25/$25	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	None/None

Institutional Investors	$500/$50	$500/$50	$1 million/None

(1)	Please refer to the section entitled “Institutional investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

(2)	As of November 20, 2006, all Class B shares and Class O shares converted to Class A shares.

12         Legg Mason Partners Funds

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee Table and Example at the front of this prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. They may receive different compensation depending upon which class you choose.

	Class A(1)	Class C	Class I (formerly Y)
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class C	■ No initial sales charge ■ No contingent deferred sales charge ■ Does not convert to Class A ■ Generally higher annual expenses than Class A	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Generally lower expenses than the other classes
Initial sales charge	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	None	None
Contingent Deferred sales charge	0.50% on purchases of $500,000 or more if you redeem within 1 year of purchase; waived for certain investors	None	None
Annual distribution and service fees	0.15% of average daily net assets	0.75% of average daily net assets	None
Exchange privilege(2)	Class A shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds

(1)	As of November 20, 2006, all Class B shares and Class O shares converted to Class A shares.

(2)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

14         Legg Mason Partners Funds

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investments increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by Citigroup Global Markets, Inc. (“CGMI”), CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Broker/Dealer Commission as % of Offering Price
Less than $100,000	2.25	2.30	2.00

$100,000 but less than $250,000	1.50	1.52	1.25

$250,000 but less than $500,000	1.25	1.27	1.00

$500,000 or more	-0-	-0-	up to 0.50	(1)

(1)	A distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Legg Mason Partners Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated

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with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined. If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of Intent – allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Fund shares that are subject to a sales charge and are purchased during the 13-month period by
☐	you; or
☐	your spouse and children under the age of 21 are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited towards your letter of intent asset goal.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified

16         Legg Mason Partners Funds

■	Director and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Class C shares

You may buy Class C shares at net asset value without paying an initial sales charge.

LMIS will generally pay Service Agents selling Class C shares an annual distribution/service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by these Service Agents.

Class I shares (formerly Class Y shares)

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when you redeem. See “Institutional investors — Class I shares” below for additional information regarding investor eligibility and investment minimums.

Legg Mason Partners Intermediate Maturity California Municipals Fund         17

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales or charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

18         Legg Mason Partners Funds

Institutional Investors

Eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationship to the fund.

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares and are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class Y shares prior to that date will be permitted to make additional investments in Class I shares.

Other considerations

Financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

With respect to Class A and Class C shares, the fund may pay a fee for recordkeeping services performed for the applicable share class.

Not all shares classes may be made available by your Service Agent; please contact your Service Agent for additional details.

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Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

You must provide the following information, for your order to be processed:

■ Class of shares being bought

■ Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

■ Account number (if existing account)

Through the fund

Financial intermediary accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Write the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■ Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

■ For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred must be at least $25

■ Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

20         Legg Mason Partners Funds

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction.

■ If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange.

■ If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes.

■ Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■ Exchanges of Class A and C shares are subject to minimum investment requirements (except for systematic exchanges), and all shares are subject to other requirements of the fund into which exchanges are made.

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective.

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

If you exchange Class C shares of the fund for Class C shares of a Legg Mason Partners equity or long-term fixed income fund, you will be subject to the contingent deferred sales charge of the fund into which you exchange and your contingent deferred sales charge will be measured from the date of your exchange.

By telephone

If you do not have a brokerage account with a Service Agent you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

Legg Mason Partners Intermediate Maturity California Municipals Fund         21

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Fund.

■ Exchanges may be made, monthly, every alternate month, quarterly, semi-annually or annually.

■ A predetermined dollar amount of at least $25 per exchange is required.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

22         Legg Mason Partners Funds

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The fund name, the class of shares to be redeemed, and your account number

■ The dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Share- holders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers, and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Legg Mason Partners Intermediate Maturity California Municipals Fund         23

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares, every other month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal or less than 2.00% per month on your account balance on the date the withdrawals commence, up to a maximum of 12.00% in any one year.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

24         Legg Mason Partners Funds

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Change your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by

Legg Mason Partners Intermediate Maturity California Municipals Fund         25

your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

26         Legg Mason Partners Funds

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, brokers/dealers or retirement plan administrator, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless under certain circumstances, be entitled to vote your shares.

Legg Mason Partners Intermediate Maturity California Municipals Fund         27

Dividends, distributions and taxes

Dividends and Distributions

The fund pays dividends each month from its net investment income. The fund generally makes distributions of capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Unless otherwise directed, distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent or Legg Mason Partners Shareholder Services less than five days before the payment date will not be effective until the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status	California personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain	Long-term capital gain

Dividends	Excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income	Excluded from gross income if from interest on California (and certain other) municipal securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

The fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be ordinary income when it is paid to you. The fund’s investments in these and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash received from such obligations. If this happens, the fund may be required to sell other investments in order to satisfy its distribution requirements. It is possible that

28         Legg Mason Partners Funds

some of the fund’s dividends may be, and distributions of the fund’s capital gains will be, subject to regular federal income taxation. In addition, some of the fund’s dividends and capital gains distributions may be subject to California taxes. The fund may recognize taxable capital gains on the sale of its securities or on transactions in futures contracts. Some of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, the fund’s dividends and capital gains distributions will generally be subject to state income taxation to investors that reside in states other than California.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, taxable dividends, and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Legg Mason Partners Intermediate Maturity California Municipals Fund         29

Share price

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

30         Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on an investment in a class assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements which have been audited by [            ], independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). As of November 20, 2006, Class Y shares were renamed Class I shares.

For a Class A(1)(2) share of beneficial interest outstanding throughout each year ended November 30:

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$8.79	$8.92	$8.89	$8.82

Income (loss) from operations:
Net investment income		0.31	0.31	0.32	0.34 (3)
Net realized and unrealized gain (loss)		(0.10)	(0.13)	0.03	0.07 (3)

Total income from operations		0.21	0.18	0.35	0.41

Less distributions from:
Net investment income		(0.31)	(0.31)	(0.32)	(0.34)

Total distributions		(0.31)	(0.31)	(0.32)	(0.34)

Net asset value, end of year		$8.69	$8.79	$8.92	$8.89

Total return(4)		2.45%	2.04%	4.03%	4.70%

Net assets, end of year (000s)		$59,830	$66,083	$62,424	$59,256

Ratios to average net assets:
Gross expenses		0.81%	0.80%	0.84%	0.86%
Net expenses(5)		0.71	0.70	0.74	0.70
Net investment income		3.56	3.50	3.61	3.83 (3)

Portfolio turnover rate		2%	5%	23%	12%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, all Class B shares and Class O shares converted to Class A shares.

(3)	Effective December 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premium and accrete all discounts. Without the adoption of this change, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(5)	The manager voluntarily waived a portion of its fees.

Legg Mason Partners Intermediate Maturity California Municipals Fund         31

For a Class C(1)(2) share of beneficial interest outstanding throughout each year or period ended November 30 unless otherwise noted:

	2006	2005	2004	2003	2002(3)
Net asset value, beginning of year		$8.78	$8.90	$8.89	$8.95

Income (loss) from operations:
Net investment income		0.25	0.25	0.25	0.09
Net realized and unrealized gain (loss)		(0.10)	(0.12)	0.02	(0.04)

Total income from operations		0.15	0.13	0.27	0.05

Less distributions from:
Net investment income		(0.25)	(0.25)	(0.26)	(0.11)

Total distributions		(0.25)	(0.25)	(0.26)	(0.11)

Net asset value, end of year		$8.68	$8.78	$8.90	$8.89

Total return(4)		1.75%	1.52%	3.13%	0.54%

Net assets, end of year (000s)		$16,050	$18,242	$17,313	$13,685

Ratios to average net assets:
Gross expenses		1.50%	1.42%	1.63%	1.53	%(5)
Net expenses(6)		1.40	1.32	1.53	1.42	(5)
Net investment income		2.86	2.88	2.83	2.85	(5)

Portfolio turnover rate		2%	5%	23%	12%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.

(3)	For the period July 22, 2002 (inception date) to November 30, 2002.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	The manager voluntarily waived a portion of its fees.

32         Legg Mason Partners Funds

For a Class I(1)(2) share of beneficial interest outstanding throughout each year ended November 30:

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$8.82	$8.93	$8.91	$8.83

Income (loss) from operations:
Net investment income		0.33	0.31	0.34	0.36 (3)
Net realized and unrealized gain (loss)		(0.10)	(0.10)	0.02	0.07 (3)

Total income from operations		0.23	0.21	0.36	0.43

Less distributions from:
Net investment income		(0.33)	(0.32)	(0.34)	(0.35)

Total distributions		(0.33)	(0.32)	(0.34)	(0.35)

Net asset value, end of year		$8.72	$8.82	$8.93	$8.91

Total return(4)		2.62%	2.45%	4.09%	5.01%

Net assets, end of year (000s)		$410	$400	$1,927	$3,471

Ratios to average net assets:
Gross expenses		0.62%	0.63%	0.67%	0.64%
Net expenses(5)		0.52	0.53	0.57	0.48
Net investment income		3.76	3.63	3.78	4.03 (3)

Portfolio turnover rate		2%	5%	23%	12%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(3)	Effective December 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premium and accrete all discounts. Without the adoption of this change, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(5)	The manager voluntarily waived a portion of its fees.

Legg Mason Partners Intermediate Maturity California Municipals Fund         33

(Investment Company Act

file no. 811-06444)

FD

Legg Mason Partners

Intermediate Maturity

California Municipals Fund

You may look at the fund’s website at http://www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

[date], 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Intermediate Maturity New York Municipals Fund

Class A, C, and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Intermediate Maturity New York Municipals Fund

Prior to April 7, 2006, the fund was known as Smith Barney Partners Intermediate Maturity New York Municipals Fund.

Investments, risks and performance

Investment objective

The fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with the preservation of principal.

Principal investment strategies

Key investments

As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of the value of its assets in investment grade New York municipal securities, or other investments with similar economic characteristics. New York municipal securities include securities issued by the State of New York and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and New York State and New York City personal income taxes. The fund expects to maintain an average portfolio maturity of between three and ten years. The fund can invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

■	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
■	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
■	Identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following:

■	Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund’s portfolio
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded
■	New York municipal securities fall out of favor with investors. The fund may suffer more than a national fund from adverse events affecting New York municipal issuers
■	Unfavorable legislation affects the tax-exempt status of municipal bonds
■	The portfolio managers’ judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

2         Legg Mason Partners Funds

New York is in the process of recovering from the repercussions of the September 11, 2001 terrorist attacks on New York City. New York City accounts for a large segment of the state’s population and personal income, and New York City’s financial health affects the state in many ways. The economies of both the state and the city of New York are particularly susceptible to volatility in the financial services sector. Although the unemployment rate in New York has decreased over the past few years and there has been a significant recovery on Wall Street, future weakness in the financial services sector in New York City could negatively impact the New York economy. An accelerated pace of interest rate increases, as well as lower corporate earnings, could negatively impact equity markets, possibly resulting in smaller bonus payments by Wall Street firms, thus reducing state tax revenues. These and other factors may affect the market value of New York municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and/or principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal obligations to purchase, the amount of the fund’s income that is subject to New York taxes could increase. More detailed information about the economy of New York may be found in the fund’s Statement of Additional Information (“SAI”).

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s gains generally will be, subject to regular federal, and New York State and New York City personal income taxation. The fund may realize capital gains subject to federal, New York State and New York City income taxes on the sale of its securities or on transactions in derivative contracts. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and gains generally will be subject to state tax for investors that reside in states other than New York.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Who may want to invest

The fund may be an appropriate investment if you are a New York taxpayer and:

■	Are in a high federal tax bracket and are seeking income exempt from regular federal income taxes and New York State and New York City personal income taxes
■	Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
■	Are willing to accept the risks of municipal securities, including the risks of concentrating in a single state

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index of municipal bonds and an index of similar funds. The bar

Legg Mason Partners Intermediate Maturity New York Municipals Fund         3

chart below shows performance of the fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of period. The fund’s past performance before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns (for periods shown in the table)

Highest:             % in         quarter             ; Lowest:             % in         quarter             .

4         Legg Mason Partners Funds

Average Annual Total Returns (For periods ended December 31, 2006)

1 Year	5 Years		10 Years		Since Inception		Inception Date
Class A(1)(2)

Return before taxes %		%		%		%	12/31/91

Return after taxes on distributions(3)%		%		%

Return after taxes on distributions and sale of fund shares(3)%		%		%

Other Classes (Return before taxes only)

Class C %	N/A		N/A			%	07/22/02

Class I(4)	N/A		N/A		N/A		N/A

Lehman Brothers Five-Year Municipal Bond Index(5)(7)%		%		%	N/A		N/A

Lehman Brothers Seven-Year Municipal Bond Index(6)(7)%		%		%	N/A		N/A

Lipper New York Intermediate Municipals Debt Funds Average(8)%		%		%	N/A		N/A

(1)	On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(2)	As of November 20, 2006, all Class B shares and Class O shares converted to Class A shares.

(3)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares. No Class I shares were outstanding for the calendar year ended December 31, 2006.

(5)	Lehman Brothers Five-Year Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax exempt bond market, consisting of general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds, all in the maturity range of 4 to 6 years. The index is calculated on a total return basis.

(6)	Lehman Brothers Seven-Year Municipal Bond Index is a market-weighted index based on municipal bonds having approximate maturity of seven years. The debt included general obligation, revenue, and pre-refunded bonds.

(7)	An index does not reflect deductions for fees, expenses, sales charges or taxes. It is not possible to invest directly in an index.

(8)	The Lipper New York Intermediate Municipals Debt Fund Average is a total return performance average of all New York Intermediate Municipal Debt Funds tracked by Lipper Inc. Lipper is an independent ranking organization for the mutual fund industry. Performance of the average reflects fees and expenses, but does not reflect deductions for sales charges or taxes. It is not possible to invest directly in an average.

Legg Mason Partners Intermediate Maturity New York Municipals Fund         5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A(1)		Class C	Class I(2)
Maximum sales charge (load) imposed on purchases (as a% of offering price)	2.25%		None	None

Maximum contingent deferred sales charge (load) (as a% of the lower of net asset value at purchase or redemption)	None	(3)	None	None

Annual Fund Operating Expenses

(paid by the fund as a% of net assets)	Class A(1)	Class C	Class I(2)(4)
Management fee	0.50%	0.50%	0.50%

Distribution and service (12b-1) fees	0.15%	0.75%	None

Other expenses(5)%		%		%

Total annual fund operating expenses*	%	%		%

* Because of voluntary waivers and/or reimbursements, actual total fund annual operating expenses are expected to be:	%	%	%

These waivers and/or reimbursements do not cover brokerage, taxes and extraordinary expenses and may be reduced or terminated at any time.

(1)	As of November 20, 2006, all Class B shares and Class O shares converted to Class A shares.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(3)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

(4)	For Class I shares, “Other expenses” have been estimated based on “Other Expenses” of other classes of the fund.

(5)	The amounts set forth in “Other Expenses” for Class A, C and I shares have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$	$	$	$

Class C (with or without redemption)	$	$	$	$

Class I(1) (with or without redemption)	$	$	$	$

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6         Legg Mason Partners Funds

More on the fund’s investments

The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section further provides information about the investment strategies that may be used by the fund.

New York municipal securities

In addition to securities issued by the State of New York and certain other New York governmental issuers, “New York municipal securities” include debt obligations issued by certain non-New York governmental issuers such as Puerto Rico, the Virgin Islands and Guam. The interest on New York municipal securities is exempt from regular federal income taxes and New York State and New York City personal income taxes. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation.

The New York municipal securities in which the fund invests include general obligation bonds, revenue bonds and notes, and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities which pay no interest during the life of the obligation but trade at prices below their stated maturity value.

The fund normally invests in intermediate-term municipal securities, which are securities that have remaining maturities at the time of purchase of three to ten years. The fund normally maintains an average portfolio maturity of between three and ten years.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument, short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Legg Mason Partners Intermediate Maturity New York Municipals Fund         7

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset” or the “Subadviser”) provides the day-to-day portfolio management of the fund.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $           billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $            billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are Joseph P. Deane, David T. Fare, S. Kenneth Leech, Stephen A. Walsh and Roberto Amodeo. The portfolio managers are responsible for the day-to-day management of the fund’s portfolio. Mr. Deane has been a portfolio manager of the fund since 1999, Mr. Fare became a portfolio manager of the fund in 2004, and Messrs. Leech, Walsh and Amodeo became portfolio managers of the fund in October 2006. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and team structure decisions.

Each of the portfolio managers is employed by Western Asset and has been with Legg Mason or one of its predecessor firms for more than five years. Mr. Deane and Mr. Fare were investment officers of the fund’s former manager, SBFM.

The SAI provides additional information about the portfolio managers’ compensation, any other accounts managed by the portfolio managers, and any fund shares held by the portfolio managers and has more detailed information about the manager, subadviser and other fund service providers.

Management fee

For the fiscal year ended November 30, 2006, the fund paid a management fee of                 % of the fund’s average daily net assets for management services. For the period from December 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to             % of the fund’s average daily net assets. For the period from August 1, 2006 through November 30, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

8         Legg Mason Partners Funds

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended November 30, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also have been asked to approve investment matters, including standardized fundamental investment policies and the ability of the fund to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for each of its Class A and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or

Legg Mason Partners Intermediate Maturity New York Municipals Fund         9

recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10         Legg Mason Partners Funds

Choosing a class of shares to buy

Individual investors can generally choose among two classes of shares: Classes A and C shares. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional investors and clients of financial intermediaries should refer to “Institutional investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or a distributor’s financial advisors or registered representative (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of the best share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investment(1)
	Classes A(2)	Class C	Class I (formerly Y)
General	$500/$50	$500/$50	n/a

Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	n/a

Systematic Investment Plans	$25/$25	$25/$25	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	None

Institutional Investors	$500/$50	$500/$50	$1 million/None

(1)	Please refer to the section entitled “Institutional investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

(2)	As of November 20, 2006, all Class B shares and Class O shares converted to Class A shares.

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More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

12         Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee Table and Example at the front of this prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. They may receive different compensation depending upon which class you choose.

	Class A(1)	Class C	Class I (formerly Y)
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class C	■ No initial sales charge ■ No contingent deferred sales charge ■ Does not convert to Class A ■ Generally higher annual expenses than Class A	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Generally lower expenses than the other classes
Initial sales charge	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	None	None
Contingent deferred sales charge	0.50% on purchases of $500,000 or more if you redeem within 1 year of purchase; waived for certain investors	None	None
Annual distribution and service fees	0.15% of average daily net assets	0.75% of average daily net assets	None
Exchange privilege(2)	Class A shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds

(1)	As of November 20, 2006, all Class B shares and Class O shares converted to Class A shares.

(2)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investments increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by Citigroup Global Markets, Inc. (“CGMI”), CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Broker/Dealer Commission as % of Offering Price
Less than $100,000	2.25	2.30	2.00

$100,000 but less than $250,000	1.50	1.52	1.25

$250,000 but less than $500,000	1.25	1.27	1.00

$500,000 or more	-0-	-0-	up to 0.50(1)

(1)	A distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Legg Mason Partners Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated

14         Legg Mason Partners Funds

with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other Legg Mason Partners Funds that are owned by:
☐	you, or
☐	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined. If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of Intent – allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Fund shares that are subject to a sales charge and are purchased during the 13-month period by
☐	you; or
☐	your spouse and children under the age of 21 are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited towards your letter of intent asset goal.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors

Legg Mason Partners Intermediate Maturity New York Municipals Fund         15

■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Director and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Class C shares

You may buy Class C shares at net asset value without paying an initial sales charge.

LMIS will generally pay Service Agents selling Class C shares an annual distribution/service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by these Service Agents.

Class I shares (formerly Class Y shares)

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when you redeem. See “Institutional investors — Class I shares” below for additional information regarding investor eligibility and investment minimums.

16         Legg Mason Partners Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales or charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Legg Mason Partners Intermediate Maturity New York Municipals Fund         17

Institutional Investors

Eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationship to the fund.

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares and are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class Y shares prior to that date will be permitted to make additional investments in Class I shares.

Other considerations

Financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

With respect to Class A and Class C shares, the fund may pay a fee for recordkeeping services performed for the applicable share class.

Not all shares classes may be made available by your Service Agent; please contact your Service Agent for additional details.

18         Legg Mason Partners Funds

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

You must provide the following information, for your order to be processed:

■ Class of shares being bought

■ Dollar amount or number of shares being bought

■ Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Write the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■ Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

■ For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred must be at least $25

■ Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Legg Mason Partners Intermediate Maturity New York Municipals Fund         19

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction.

■ If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange.

■ If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes.

■ Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■ Exchanges of Class A and C shares are subject to minimum investment requirements (except for systematic exchanges), and all shares are subject to other requirements of the fund into which exchanges are made.

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective.

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

If you exchange Class C shares of the fund for Class C shares of a Legg Mason Partners equity or long-term fixed income fund, you will be subject to the contingent deferred sales charge of the fund into which you exchange and your contingent deferred sales charge will be measured from the date of your exchange.

By telephone

If you do not have a brokerage account with a Service Agent you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

20         Legg Mason Partners Funds

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Fund.

■ Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually.

■ A predetermined dollar amount of at least $25 per exchange is required.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Legg Mason Partners Intermediate Maturity New York Municipals Fund         21

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The fund name, the class of shares to be redeemed, and your account number

■ The dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers, and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

22         Legg Mason Partners Funds

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares, every other month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal or less than 2.00% per month on your account balance on the date the withdrawals commence, up to a maximum of 12.00% in any one year.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners Intermediate Maturity New York Municipals Fund         23

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Change your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by

24         Legg Mason Partners Funds

your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

Legg Mason Partners Intermediate Maturity New York Municipals Fund         25

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, brokers/dealers or retirement plan administrator, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to a lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless under certain circumstances, be entitled to vote your shares.

26         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and Distributions

The fund pays dividends each month from its net investment income. The fund generally makes distributions of capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Unless otherwise directed, distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent or Legg Mason Partners Shareholder Services less than five days before the payment date will not be effective until the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status	New York State and New York City personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain	Long-term capital gain

Dividends	Excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income	Excluded from gross income if from interest on New York (and certain other) municipal securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

The fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be ordinary income when it is paid to you. The fund’s investments in these and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash received from such obligations. If this happens, the fund may be required to sell other investments in order to satisfy its distribution requirements.

Legg Mason Partners Intermediate Maturity New York Municipals Fund         27

It is possible that some of the fund’s dividends may be, and distributions of the fund’s capital gains will be, subject to regular federal income taxation. In addition, some of the fund’s dividends and capital gains distributions may be subject to New York State and New York City taxes. The fund may recognize taxable capital gains on the sale of its securities or on transactions in futures contracts. Some of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, the fund’s dividends and capital gains distributions will generally be subject to state income taxation to investors that reside in states other than New York.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, taxable dividends, and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

28         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners Intermediate Maturity New York Municipals Fund         29

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on an investment in a class assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements which have been audited by [            ], independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). As of November 20, 2006, Class Y shares were renamed Class I shares. [No information is presented for Class I shares because no Class I shares were outstanding for the periods shown.]

For a Class A(1)(2) share of beneficial interest outstanding throughout each year ended November 30:

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$8.90	$9.09	$8.92	$8.70

Income (loss) from operations:
Net investment income		0.31	0.32	0.31	0.33 (3)
Net realized and unrealized gain (loss)		(0.16)	(0.19)	0.17	0.22 (3)

Total income from operations		0.15	0.13	0.48	0.55

Less distributions from:
Net investment income		(0.31)	(0.32)	(0.31)	(0.33)

Total distributions		(0.31)	(0.32)	(0.31)	(0.33)

Net asset value, end of year		$8.74	$8.90	$9.09	$8.92

Total return(4)		1.73%	1.40%	5.44%	6.45%

Net assets, end of year (000s)		$111,073	$125,999	$128,228	$104,823

Ratios to average net assets:
Gross expenses		0.76%	0.76%	0.76%	0.79%
Net expenses(5)		0.72	0.72	0.72	0.69
Net investment income		3.55	3.51	3.48	3.76 (3)

Portfolio turnover rate		6%	0%	7%	8%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, all Class B shares and Class O shares converted to Class A shares.

(3)	Effective December 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premium and accrete all discounts. Without the adoption of this change, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(5)	The manager voluntarily waived a portion of its fees.

30         Legg Mason Partners Funds

For a Class C(1)(2) share of beneficial interest outstanding throughout each year or period ended November 30 unless otherwise noted:

	2006	2005	2004	2003	2002(3)
Net asset value, beginning of period		$8.90	$9.09	$8.93	$8.95

Income (loss) from operations:
Net investment income		0.26	0.26	0.25	0.09
Net realized and unrealized gain (loss)		(0.16)	(0.19)	0.16	0.00	(4)

Total income from operations		0.10	0.07	0.41	0.09

Less distributions from:
Net investment income		(0.25)	(0.26)	(0.25)	(0.11)

Total distributions		(0.25)	(0.26)	(0.25)	(0.11)

Net asset value, end of period		$8.75	$8.90	$9.09	$8.93

Total return(4)		1.18%	0.72%	4.70%	1.00%

Net assets, end of period (000s)		$17,642	$22,238	$23,911	$15,649

Ratios to average net assets:
Gross expenses		1.42%	1.40%	1.40%	1.41	%(5)
Net expenses(6)		1.38	1.35	1.36	1.37	(5)
Net investment income		2.89	2.88	2.84	2.90	(5)

Portfolio turnover rate		6%	0%	7%	8%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.

(3)	For the period July 22, 2002 (inception date) to November 30, 2002.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	The manager voluntarily waived a portion of its fees.

Legg Mason Partners Intermediate Maturity New York Municipals Fund         31

(Investment Company Act file no. 811-06444)

FD

Legg Mason Partners Intermediate Maturity New York Municipals Fund

You may look at the fund’s website at http://www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and it is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

March     , 2007

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INVESTMENT TRUST

Legg Mason Partners Intermediate Maturity California Municipals Fund

Legg Mason Partners Intermediate Maturity New York Municipals Fund

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the prospectuses of the Legg Mason Partners Intermediate Maturity California Municipals Fund (the “California Fund”) and the Legg Mason Partners Intermediate Maturity New York Municipals Fund (the “New York Fund”) (collectively the “funds”) dated March     , 2007, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the prospectuses. Additional information about each fund’s investments is available in each fund’s annual and semi-annual reports to shareholders. These reports contain financial statements that are [incorporated herein] by reference. The prospectuses and copies of the reports may be obtained free of charge by contacting a distributor’s financial advisor or registered representative, a broker-dealer, financial intermediary or a financial institution that has entered into an agreement with one of the funds’ distributors, (each called a “Service Agent”), or by writing or calling the fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Inc. (“Legg Mason”) and Citigroup Global Markets Inc. (“CGMI”) serve as distributors for each fund. The funds are separate investment series of Legg Mason Partners Investment Trust (the “trust”), a Massachusetts business trust.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES FOR THE FUNDS

The prospectuses discuss the investment objective of each fund and the principal policies employed to achieve those objectives. Each fund has called a meeting of shareholders to consider several proposals. If approved by a fund’s shareholders, the fund’s investment objective may be changed without shareholder approval. Supplemental information is set out below concerning the types of securities and other instruments in which the funds may invest, the investment policies and strategies that the funds may utilize and certain risks attendant to those investments, policies and strategies. Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to each fund. Western Asset Management Company (“Western Asset”) serves as the subadviser to each fund.

The California Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with the preservation of principal. The New York Fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with the preservation of principal.

Principal Investment Strategies

The California Fund. As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in investment grade California municipal securities or other investments with similar economic characteristics. California municipal securities include securities issued by the State of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and California state personal income tax. The fund expects to maintain an average portfolio maturity of between three and ten years. The fund can invest up to 20% of its assets in unrated securities that the portfolio managers determine to be equivalent to investment grade.

The New York Fund. As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of the value of its assets in investment grade New York municipal securities, or other investments with similar economic characteristics. New York municipal securities include securities issued by the State of New York and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and New York State and New York City personal income taxes. The fund expects to maintain an average portfolio maturity of between three and ten years. The fund can invest up to 20% of its assets in unrated securities that the portfolio managers determine to be equivalent to investment grade.

Additional Information

The funds’ principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the funds.

Non-diversified Classification

Each fund registered with the SEC as an open-end investment company and is currently classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. A non-diversified fund is not subject to these limitations. Therefore, a non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, each of the funds is subject to greater risk than a diversified fund. Under the 1940 Act, the funds cannot change its classification from non-diversified to diversified without shareholder approval.

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Each fund intends to conduct its operations, however, so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), which will relieve the fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each fund will limit its investments so that, at the close of each quarter of its taxable year, (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. Each fund’s assumption of large positions in the obligations of a small number of issuers may cause the fund’s share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Securities Rating Criteria. The ratings of Moody’s Investor Services, Inc. (“Moody’s”), the Standard & Poor’s Ratings Group (“S&P”) and Fitch, Inc. (“Fitch”) and other nationally recognized statistical rating organizations (“NRSROs”) represent their opinions as to the quality of the municipal securities that they undertake to rate; the ratings are relative and subjective and are not absolute standards of quality. The manager’s judgment as to credit quality of a municipal security, thus, may differ from that suggested by the ratings published by a NRSRO. See Appendix A for a description of NRSRO ratings. The policies of the funds as to ratings of portfolio investments will apply only at the time of the purchase of a security, and neither fund will be required to dispose of a security in the event Moody’s, S&P, Fitch or any other NRSRO downgrades its assessment of the credit characteristics of the security’s issuer. In addition, to the extent that ratings change as a result of changes in rating organizations or their rating systems or as a result of a corporate restructuring of Moody’s, S&P, Fitch or any other NRSRO the manager will attempt to use comparable ratings as standards for each fund’s investments.

Municipal securities rated no lower than Baa, MIG 3 or Prime-1 by Moody’s, BBB, SP-2 or A-1 by S&P, BBB or F-1 by Fitch, or have the equivalent rating of any other NRSRO, are considered investment grade securities. Municipal securities rated Baa by Moody’s, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Municipal securities rated BBB by S&P are regarded as having an adequate capacity to pay principal and interest. Municipal securities rated BBB by Fitch are deemed to be subject to a higher likelihood that their rating will fall below investment grade than higher rated bonds.

Maturity of Obligations Held by the Funds. The manager believes that each fund may offer an attractive investment opportunity for investors seeking a higher effective tax yield than a tax-exempt money market fund or a tax-exempt short-term bond fund and less fluctuation in net asset value than a longer term tax-exempt bond fund. Each fund normally invests in intermediate maturity securities; the weighted average maturity of each fund’s portfolio will normally be not less than 3 nor more than 10 years. The maximum remaining maturity of the securities in which both the California Fund and New York Fund normally invest will be no greater than 20 years.

Municipal Securities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by a municipal issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Notes are short-term obligations of issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal securities bear fixed, floating and variable rates of interest, and variations exist in the security of municipal securities, both within a particular classification and between classifications.

The yields on, and values of, municipal securities depend on a variety of factors, including general economic and monetary conditions, conditions in the municipal securities markets, size of a particular offering, maturity of the obligation and rating of the issue. Consequently, municipal securities with the same maturity,

3

coupon and rating may have different yields or values, whereas obligations of the same maturity and coupon with different ratings may have the same yield or value.

Issuers of municipal securities may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. In addition, the obligations of those issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its obligations may be materially affected.

Private Activity Bonds. Each fund may invest without limit in municipal securities that are “private activity bonds,” as defined in the Code, which are in most cases revenue bonds. Private activity bonds generally do not carry the pledge of the credit of the issuing municipality, but are guaranteed by the corporate entity on whose behalf they are issued. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent the fund’s dividends are derived from interest on these bonds. Dividends derived from interest income on municipal securities are a “current earnings” adjustment item for purposes of the federal corporate alternative minimum tax. See “Taxes.” Private activity bonds held by a fund will be considered municipal securities for purposes of determining compliance with the fund’s policy of investing at least 80% of its total assets in municipal securities.

Related Instruments. Each fund may invest without limit in municipal securities that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the funds should any of the related projects or facilities experience financial difficulties.

U.S. Government Securities. Each fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities (“U.S. Government Securities”). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export—Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a fund will invest in obligations issued by such an instrumentality only if the manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

Municipal Obligations. Each fund invests principally in “municipal obligations”. Municipal obligations are debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer. Municipal obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents

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the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Municipal Leases. Each fund may invest without limit in “municipal leases.” Municipal leases may take the form of a lease or an installment purchase contract issued by state or local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from Federal income taxes and state income taxes within the state of issuance. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although “non-appropriation” lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. Each fund may invest in municipal leases without non-appropriation clauses only when the municipality is required to continue the lease under all circumstances except bankruptcy. There is no limitation on the percentage of a fund’s assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which my include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases that a fund may acquire will be both rated and unrated. Rated leases include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. Each fund may acquire unrated issues that the manager deems to be comparable in quality to rated issues in which the fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation will be subject to oversight and approval by the trust’s board of trustees (the “Board”).

Municipal leases held by a fund will be considered illiquid securities unless the trust’s board of trustees determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the manager to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Zero Coupon Securities. Each fund may invest up to 10% of its assets in zero coupon municipal securities. Zero coupon municipal securities are generally divided into two categories: pure zero obligations, which are those that pay no interest for their entire life and zero/fixed obligations, which pay no interest for some initial period and thereafter pay interest currently. In the case of a pure zero obligation, the failure to pay interest currently may result from the obligation having no stated interest rate, in which case the obligation pays only principal at maturity and is issued at a discount from its stated principal amount. A pure zero obligation may, in the alternative, carry a stated interest rate, but provide that no interest is payable until maturity. The value to the investor of a zero coupon municipal securities consists of the economic accretion either of the difference between

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the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the zero coupon municipal securities life or payment deferral period.

Custodial Receipts. Each fund may acquire custodial receipts or certificates under-written by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates evidencing ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custodial receipt a fund would typically be authorized to assert its rights directly against the issuer of the underlying obligations, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Municipal Securities Components. Each fund may invest in municipal securities, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process; whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. Each fund may purchase both Auction and Residual Components.

Because the interest rate paid to holders of Residual Components is generally determined by subtracting from a fixed amount the interest rate paid to the holders of Auction Components, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the magnitude of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal securities having similar credit quality, redemption provisions and maturity.

Floating and Variable Rate Instruments. Each fund may purchase floating and variable rate demand notes and bonds, which are municipal securities normally having a stated maturity in excess of one year, but which permit their holder to demand payment of principal at any time, or at specified intervals. The maturity of a floating or variable rate demand note or bond will be deemed shortened by virtue of a demand feature.

The issuer of floating and variable rate demand obligations normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of these obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time that rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, floating and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these obligations. Because they are direct lending arrangements between the lender and borrower, floating and variable rate obligations generally will not be traded. In addition, generally no secondary market exists for these obligations, although their holders may demand payment at face value. For these reasons, when floating and variable rate obligations held by a fund are not secured by letters of credit or other credit support arrangements, the fund’s rights to demand payment is dependent on the ability of the borrower to pay principal and interest on demand. The manager, on behalf of the fund, will consider on an ongoing basis the creditworthiness of the issuers of floating and variable rate demand obligations held by the fund.

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Participation Interests. Each fund may purchase from financial institutions tax-exempt participation interests in municipal securities. A participation interest gives the fund an undivided interest in the municipal securities in the proportion that the fund’s participation interest bears to the total amount of the municipal securities. These instruments may have floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by U.S. government securities. The funds will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the fund’s interest in the municipal securities, plus accrued interest. Each fund intends to exercise its right with respect to these instruments to demand payment only upon a default under the terms of the municipal securities or to maintain or improve the quality of its investment portfolio.

Taxable Investments. Under normal conditions, each fund may hold up to 20% of its net assets in cash or money market instruments, including taxable money market instruments (collectively, “Taxable Investments”). In addition, the manager believes that if market conditions warrant, a fund may take a temporary defensive posture and invest without limitation in short-term municipal securities and Taxable Investments. To the extent, a fund holds Taxable Investments and, under certain market conditions, certain floating and variable rate demand obligations or Auction Components, the fund may not achieve its investment objective.

Money market instruments in which the funds may invest include: U.S. Government Securities; tax-exempt notes of municipal issuers rated, at the time of purchase, no lower than MIG 1 by Moody’s, SP-1 by S&P of F-1 by Fitch, have the equivalent rating by any NRSRO or, if not rated, by issuers having outstanding, unsecured debt then rated within the three highest rating categories; bank obligations (including certificates of deposit, time deposits and bankers acceptances of domestic banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than P-1 by Moody’s, A-1 by S&P of F-1 by Fitch or the equivalent from any NRSRO or, if unrated of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements. At no time will the funds’ investments in bank obligations, including time deposits, exceed 25% of the value of each fund’s assets.

U.S. Government Securities in which the funds may invest include direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as GNMA certificates); securities that are supported by the right of the issuer to borrow from the United States Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as FNMA and FHLMC bonds).

Investment Techniques

The funds may employ, among others, the investment techniques described below, which may give rise to taxable income:

Financial Futures and Options Transactions. The Commodity Futures Trading Commission (“CFTC”) eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, each fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. Each fund however, continues to have policies with respect to futures and options thereon as set forth above. The current view of the staff of the SEC is that a fund’s long and short positions in futures

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contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the fund’s portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract. To hedge against a decline in the value of municipal securities it owns or an increase in the price of municipal securities it proposes to purchase, each fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. The futures contracts or options on futures contracts that may be entered into by a fund will be restricted to those that are either based on an index of municipal securities or relate to debt securities the prices of which are anticipated by the subadviser to correlate with the prices of the municipal securities owned or to be purchased by a fund.

In entering into a financial futures contract, a fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as “initial margin,” is subject to change by the exchange or board of trade on which the contract is traded, and members of the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as “marking-to-market,” subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the fund.

Each fund intends to enter into financial futures contracts and options on financial futures contracts that are traded on a domestic exchange or board of trade only if an active market will exist for them at any particular time. If closing a futures position in anticipation of adverse price movements is not possible, each fund would be required to make daily cash payments of variation margin. In those circumstances, an increase in the value of the portion of a fund’s investments being hedged, if any, may offset partially or completely losses on the futures contract. No assurance can be given, however, that the price of the securities being hedged will correlate with the price movements in a futures contract and, thus, provide an offset to losses on the futures contract or option on the futures contract. In addition, in light of the risk of an imperfect correlation between securities held by a fund that are the subject of a hedging transaction and the futures or options used as a hedging device, the hedge may not be fully effective because, for example, losses on the securities held by a fund may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the securities held by the fund that were the subject of the hedge. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, each fund may enter into financial futures contracts or options on financial futures contracts in a greater or lesser dollar amount than the

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dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. This “over hedging” or “under hedging” may adversely affect a fund’s net investment results if market movements are not as anticipated when the hedge is established.

If a fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities it holds and rates decrease instead, the fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures or options positions. In addition, in those situations, if a fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on the futures contracts at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

When-Issued Securities and Delayed-Delivery Transactions. Each fund may purchase municipal securities on a “when-issued” basis or for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by a fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities or delayed delivery are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed- delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

When a fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund’s books. Normally, a fund will set aside portfolio securities to satisfy a purchase commitment, and in such a case a fund may be required subsequently to place additional assets in the segregated account on the fund’s books in order to ensure that the value of the account remains equal to the amount of the fund’s commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that a fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Stand-by Commitments. Each fund may acquire “stand-by commitments” with respect to municipal securities held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase at a fund’s option specified securities at a specified price and, in this way, a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise the rights afforded by the commitments for trading purposes. Each fund anticipates that stand-by commitments will be available from brokers, dealers and banks without the payment of any direct or indirect consideration. Each fund may pay for stand-by commitments if payment is deemed necessary, thus increasing to a degree the cost of the underlying municipal securities and similarly decreasing the security’s yield to the funds.

Illiquid Securities. Each fund may invest up to 10% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. In addition, up to 5% of the value of each fund’s assets may be invested in securities of entities that have been in continuous operation for fewer than three years.

Repurchase Agreements. The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The fund’s custodian will have custody of, and will hold in a segregated account, securities acquired by the fund under a repurchase

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agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Pursuant to an exemptive order issued by the SEC, the funds, along with other affiliated entities managed by the subadviser, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

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RISK FACTORS

Investments in Specified Private Activity Bonds

Under current Federal income tax law, (a) interest on municipal securities issued after August 7, 1986 that are “specified private activity bonds” under the Code, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the Federal alternative minimum tax imposed on individuals and corporations (the “AMT”), though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (b) interest on all tax-exempt obligations will be included in “adjusted current earnings” of corporations for AMT purposes. Specified private activity bonds referred to in clause (a) in the preceding sentence (“AMT-Subject Bonds”) have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which a fund’s assets may be invested.

Risk of Concentration In a Single State

The primary purpose of investing in a portfolio of a single state’s municipal securities is the special tax treatment accorded the state’s resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state’s issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of the fund versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of state issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal securities in which each fund’s assets are invested may include debt obligations of the municipalities and other subdivisions of the state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the fund, the minimum rating(s) requirements. See “Appendix A” for a description of ratings and rating criteria. Some municipal securities may be rated based on a “moral obligation” contract, which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the “moral obligation” contract in the event of such non-appropriation.

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Municipal Market Volatility. Municipal securities can be affected significantly by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Municipal securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. These types of changes also can affect entities providing credit support or a maturity-shortening structure. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be affected negatively by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, or the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline significantly in value.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the respective state legislature that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected and the trustees would reevaluate each fund’s investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of

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the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates, which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The manager cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Such factors include the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors, of which an investor should be aware, are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities.

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Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt services on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the Federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The manager cannot predict what effect conditions may have on revenues, which are dependent for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of

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the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain Tobacco settlement revenue bonds are issued with “turbo” redemption features. Under the turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

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Risks Relating to Investments in California and New York Municipal Securities and Other Municipal Obligations

The following summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the State of California, the State of New York, the Commonwealth of Puerto Rico, Guam and the U.S. Virgin Islands and are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. Neither the funds nor the manager has undertaken to verify independently such information and neither the funds nor the manager assumes responsibility for the accuracy of such information. The summaries do not provide information regarding most securities in which the fund is permitted to invest and, in particular, do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on AMT-Subject bonds, which may include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, in which the fund may invest. See “Investments in Specified Private Activity Bonds.” The risk factors concerning a particular state or its political subdivisions discussed herein will not be relevant to all securities in which the funds may invest, and the creditworthiness of any particular issuer of securities may be unrelated to that of other issuers of securities in which the funds may invest. Additionally, although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the funds or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control.

California Risk Factors [to be updated]

The following is a brief summary of certain factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence California’s economy and finances, which may in turn affect the state’s financial plan. These forces may affect California unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s control.

California’s economy has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California’s economy slipped into a recession, which was concentrated in the state’s high-tech sector and, geographically, in the San Francisco Bay Area. There is evidence that the economy may have since stabilized.

The state’s Constitution requires a balanced budget. While the state budget for 2005-06 projects moderate increases in revenues during the 2005-06 fiscal year, the projected expenditures are currently expected to exceed projected revenues. The difference between revenue and expenditures is currently expected to be funded by using a portion of the state’s general fund balance. Based on projected revenues and continuation of existing program expenditures, the state anticipates that, absent further corrective action, the fiscal year 2006-07 budget will also face a gap between revenues and expenditures.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by the California Fund or the ability of particular issuers to make timely payments of debt service on these obligations.

The summary set forth above and in Appendix B is included for the purpose of providing a general description of the state of California credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. The funds are not responsible for the accuracy or timeliness of this information.

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New York Risk Factors [to be updated]

The following is a brief summary of certain factors affecting the economy of the State of New York and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence New York’s economy and finances, which may in turn affect the state’s financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s control.

The September 11th terrorist attack had a devastating impact on the New York economy. New York City is still recovering from the severity of the blow. However, the state’s economy is estimated to have emerged from recession during the summer of 2003.

New York has a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. Accordingly, a weaker performance within the financial sector than is currently projected could have a more significant impact on the state than on the nation as a whole.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by the New York Fund or the ability of particular issuers to make timely payments of debt service on these obligations.

The summary set forth above and in Appendix C is included for the purpose of providing a general description of the state of New York credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The funds are not responsible for the accuracy or timeliness of this information.

Puerto Rico Risk Factors [to be updated]

Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

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The summary set forth above and in Appendix D is included for the purpose of providing a general description of the Commonwealth of Puerto Rico credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations, and does not purport to be complete. The funds are not responsible for the accuracy or timeliness of this information.

Guam Risk Factors [to be updated]

Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Japan. Guam’s economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. Tourism has represented the primary source of Guam’s economy for over twenty years. The number of tourists visiting Guam has fluctuated in recent years due to natural disasters, fluctuations in the Japanese yen, and the events of September 11, 2001 in the United States.

Public sector employment in Guam is significant with approximately 26% of the labor force working for the local government or in federal jobs in March 2006. The rest of the labor force works in the private sector. Major private sector employment categories include construction, transportation and public utilities, retail trade and services. Recent world events have increased recognition of Guam’s strategic military value. The future for increased U.S. military presence and increased construction in Guam is optimistic, and while Guam will probably not see increases in civil service employment, increased military activity is expected to sustain and grow the Guam economy in the years to come.

United States Virgin Islands Risk Factors [to be updated]

Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands.

The principal islands of the U.S. Virgin Islands are St. Thomas, St. John, St. Croix, and Water Island. The islands are located 1,075 miles from Miami, and about 1,600 miles southeast of New York City. In July 2005, the population of the U.S. Virgin Islands was estimated at 108,708.

Tourism is the largest industry in the U.S. Virgin Islands and represents the largest segment in the private sector. The U.S. Virgin Islands received a record of over 2.5 million visitors in 2001, representing a 4.4% increase over 2000. Due to the events in the United States on September 11, 2001 there was a sharp reduction in the tourism throughout the final months of 2001, and continuing through 2002. However, performance in the tourism sector for 2004 indicates that the sector is recovering, as there was 9.6% increase of visitors to the U.S. Virgin Islands during that year. Circumstances which negatively impact the tourism industry, such as natural disasters, economic difficulties, political events in the United States, and to a lesser extent other countries, could have a negative impact on the overall economy of the U.S. Virgin Islands.

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PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. [The funds have paid no brokerage commissions for the fiscal years ended November 30, 2004, November 30, 2005 and November 30, 2006 to CMGI or its affiliates.]

Pursuant to each fund’s Sub-Advisory Agreement, the subadviser is authorized to place orders pursuant to its investment determinations for the funds either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital. In connection with the subadviser’s monitoring of its portfolio transactions for compliance with its policies, the subadviser utilizes both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the funds and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and their affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases each fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing each fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker-dealers”, as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005 CGMI is no longer an affiliated person of the funds under the 1940 Act. As a result, a fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

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There were no holdings of the securities of the funds’ regular brokers/dealers or of their parents that derive more than 15% of gross revenues from securities related activities as of November 30, 2006.

No fund will purchase U.S. Government Securities or municipal obligations during the existence of any underwriting or selling group relating to the securities, of which the manager is a member, except to the extent permitted by the SEC. Under certain circumstances, a fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.

As of December 1, 2005, LMIS became an affiliated person of the fund under the 1940 Act. For the period December 1, 2005 through November 30, 2006, the fund did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for one of the funds as well as for one or more of the subadviser’s other clients. Investment decisions for the funds and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for one of the funds and for other funds managed by the adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

The trust with respect to each fund has paid no brokerage commissions for portfolio transactions since its commencement of operations. The funds did not pay brokerage commissions and had no trades directed for research during the fiscal year ended November 30, 2006. Portfolio securities transactions on behalf of the fund are placed by the subadviser with a number of brokers and dealers, including CGMI.

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PORTFOLIO TURNOVER

For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. The funds’ portfolio turnover rates generally are not expected to exceed 100%, but portfolio turnover rate will not be a limiting factor should a fund’s subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended November 30, 2005 and 2006, the funds’ portfolio turnover rates were as follows:

Fund	Year Ended 11/30/06		Year Ended 11/30/05
California Fund	[	]%	2%
New York Fund	[	]%	6%

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by a fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

Disclosure of Portfolio Holdings

The funds have adopted policies and procedures developed by LMPFA, the funds’ investment manager, with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s Distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

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2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to a fund’s Board at its next regularly scheduled meeting.

Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter end on their website: http://www.leggmason.com/InvestorServices.

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Set forth below is a list, as of [                    ], of those parties with whom LMPFA, on behalf of a fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
Bank of New York	Daily	None

[To be updated by amendment]

Portfolio holdings information for each fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

23

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 7 below have been adopted by the trust as fundamental policies of the funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a “majority of the outstanding voting securities” of the fund which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares. The remaining restrictions may be changed by a vote of a majority of the Board at any time. As discussed under “Proposed Investment Restrictions” below, each fund is proposing changes to its investment restrictions.

Current Investment Restrictions

Under the investment restrictions adopted by the trust with respect to the funds, a fund will not:

Fundamental Investment Restrictions

1. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

3. Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in disposing of portfolio securities.

7. Under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes), in its respective State investment grade municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and its respective State personal income taxes.

Each fund considers any investments in municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s assets to be invested in municipal securities.

24

Non-Fundamental Investment Restrictions

8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9. Invest in oil, gas or other mineral leases or exploration or development programs.

10. Write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the fund’s investment objective and policies.

11. Purchase a security if, as a result, the fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years, except that this limitation will be deemed to apply to the entity supplying the revenues from which the issue is to be paid, in the case of private activity bonds purchased.

12. Make investments for the purpose of exercising control of management.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Proposed Investment Restrictions

Each fund has called a meeting of its shareholders to consider several proposals, including the adoption of revised fundamental investment policies or restrictions. If approved by a fund’s shareholders, the fund’s revised fundamental policies will be as follows:

1. The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

8. The Fund will not, under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes), in its respective State investment grade municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and its respective State personal income taxes.

Each fund considers any investments in municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s assets to be invested in municipal securities.

Also, if approved by a fund’s shareholders, the fund’s investment objectives shall not be “fundamental,” and may be changed without a vote of a majority of the outstanding voting securities as defined under the 1940 Act.

The proposals submitted for shareholder approval do not affect the funds’ non-fundamental policies.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. [Subject to confirmation: Currently the funds do not contemplate borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree.] The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act, as amended (“the 1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

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With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a sub-adviser believes the income justifies the attendant risks. The funds also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment

27

of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund’s proposed fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

28

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

The business and affairs of each fund are managed by the Board. The Board elects officers who are responsible for the day-to-day operations of a fund and who execute policies authorized by the Board.

The current Trustees, including the Independent Trustees of the funds who are not “interested persons” of the funds as defined in the 1940 Act (the “Independent Trustees” and executive officers of the fund, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies and their portfolios associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below.

The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each of the funds has called a meeting of its shareholders to consider several proposals, including the election of a new Board. Each Trustee and officer holds office until that individual resigns, retires or is otherwise removed.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Board Memberships Held by Trustee
INDEPENDENT TRUSTEES:

Dwight B. Crane Born 1937	Trustee	Since 1995	Professor, Harvard Business School (since 1969); Independent Consultant (since 1969)	[	]	None

Burt N. Dorsett Born 1930	Trustee	Since 1991	President—Dorsett McCabe Capital Management Inc.; Chief Investment Officer—Leeb Capital Management, Inc.	[	]	None

Elliot S. Jaffe Born 1926	Trustee	Since 1991	Chairman of The Dress Barn Inc.	[	]	The Dress Barn, Inc.

Stephen E. Kaufman Born 1932	Trustee	Since 1995	Attorney	[	]	None

Cornelius C. Rose, Jr. Born 1932	Trustee	Since 1991	Chief Executive Officer—Performance Learning Systems	[	]	None

INTERESTED TRUSTEE AND OFFICER:*

R. Jay Gerken, CFA 399 Park Avenue New York, NY 10022 Born 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board, Trustee, or Director of 166 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005); Portfolio Manager of Smith Barney allocation Series Inc. (from 1996 to 2001)	168		None

*	Mr. Gerken and each officer of the fund is an “interested person,” as defined in the 1940 Act, because of their position with the manager and/or certain of its affiliates.

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Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
OTHER OFFICERS:†

Kaprel Ozsolak CAM 125 Broad Street New York, NY 10004 Born 1965	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. or its predecessors; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its predecessors. Previously, Mr. Ozsolak was Controller of certain mutual funds associated with Legg Mason & Co. or its predecessors (2002 to 2004).	N/A	N/A

Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Born 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC (“Legg Mason & Co.”) (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included Smith Barney Fund Management (“SBFM”), Smith Barney Asset Management and Citi Fund Management (“CFM”) and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota CAM 100 First Stamford Place, 5th Fl Stamford, CT 06902 Born 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor; Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason; formerly Secretary of CFM	N/A	N/A

Thomas C. Mandia 300 First Stamford Place Stamford, CT 06902 Born 1962	Assistant Secretary	Since 2006	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.	N/A	N/A

†	Mr. Gerken and each officer of the fund is an “interested person,” as defined in the 1940 Act, because of their position with the manager and/or certain of its affiliates.

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For the calendar year ended December 31, 2006, the trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities in the California Fund	Dollar Range of Equity Securities in the New York Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Dwight B. Crane			[ ]
Burt N. Dorsett			[ ]
Elliot S. Jaffe			[ ]
Stephen E. Kaufman			[ ]
Cornelius C. Rose, Jr.			[ ]
Interested Trustee
R. Jay Gerken			[ ]

As of December 31, 2006, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the funds.

The trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent trustees of the trust, namely Messrs. Crane, Dorsett, Jaffe, Kaufman and Rose.

In accordance with its written charter adopted by the board of trustees, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, the qualifications and independence of each fund’s independent registered public accounting firm, and each fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of each fund’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Board Members for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by each fund’s independent registered public accounting firms to its manager or adviser and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting of each fund. During the Most Recent Year, each Audit Committee met the following number of times. During the most recent fiscal year, the Audit Committee met [        ] times.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee did not meet during each fund’s most recent fiscal year.

The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s or Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential

31

nominee to serve as a Board Member, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Board Member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust or Corporation, as applicable.

The funds also have a Compensation Committee co-chaired by Mr. Crane which is charged with establishing the appropriate compensation for the Board. [During the Most Recent Year, the Compensation Committee did not meet.]

The funds also have a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. During the Most Recent Year, the Pricing Committee met [        ] times.

The following table shows the compensation paid by the trust and other CAM Mutual Funds during the fiscal year ended November 30, 2006 to each independent trustee. The trust does not pay any pension or retirement benefits to its independent trustees and officers.

Name of Person	Aggregate Compensation(1) from		Total Pension or Retirement Benefits Accrued As part of Trust Expenses(1)	Compensation from Trust and Fund Complex Paid to Trustees (1) (2)	Number of Portfolios for Which Trustee Serves Within Fund Complex(1)
	California Fund	New York Fund
Independent Trustees
Dwight B. Crane	$	$	$	$	[	]
Burt N. Dorsett(3)	$	$	$	$	[	]
Elliot S. Jaffe	$	$	$	$	[	]
Stephen E. Kaufman	$	$	$	$	[	]
Cornelius C. Rose, Jr.	$	$	$	$	[	]
Interested Trustee
R. Jay Gerken(4)	$	$	$	$	[	]

(1)	Information is for the fiscal year ended November 30, 2006.
(2)	In addition to the amounts set forth above, Messrs. Crane, Dorsett, Jaffee, Kaufman and Rose received $[ ], $[ ], $[ ], $[ ], $[ ], and $[ ], respectively, during the most recent fiscal year, for service as Board Members in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency, and accounting arrangements for Legg Mason Partners Investment Funds, Inc. These amounts were borne by the manager and/or its affiliates and not by the fund.

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(3)	Pursuant to a deferred compensation plan, Mr. Dorsett has elected to defer payment of compensation in the amount of $14,600 from the Fund complex for the calendar year ended December 31, 2005.
(4)	Mr. Gerken is not compensated for his service as a Trustee because of his affiliation with the manager.

Until its termination as described below, an emeritus plan is available to Trustees. Under the plan, each Trustee is required to change to emeritus status upon attainment of age 80. Emeritus Trustees are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Trustees, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Trustees are permitted to attend meetings, but have no voting rights. Messrs. Herbert Barg, Martin Brody and Joseph McCann currently serve as emeritus Trustees under the Emeritus Plan. Amounts paid to emeritus Trustees, for the fiscal year ended November 30, 2006, were: Mr. Barg: $[            ]; Mr. Brody: $[            ]; Mr. McCann: $[            ]. The Board voted to terminate the emeritus plan effective January 1, 2007, and to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current emeritus and retiring Trustees. Notwithstanding the termination of the plan, Messrs. Barg, Brody and McCann will be permitted to continue their emeritus service in accordance with the emeritus plan until the date on which Trustees elected in accordance with the joint proxy statement (filed in the fourth quarter of 2006) accept their election and commence their service as Trustees.

On June 28, 2006, the Board voted to establish, a mandatory retirement age of 75 for current Trustees and 72 for future Trustees who do not currently oversee another fund within the fund complex. Mr. Burt N. Dorsett, a current Trustee who attained age 75 prior to January 1, 2007, will retire on the date on which Trustees elected in accordance with the joint proxy statement (filed in the fourth quarter of 2006) accept their elections and commence service as Trustees. Messrs. Stephen E. Kaufman and Cornelius C. Rose, Jr. have opted to retire on the same date. Mr. Elliot S. Jaffe, a current Trustee who attained the age of 80 prior to January 1, 2007, retired as of December 31, 2006.

Each current and retiring Trustee will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the Trustee would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a Trustee elects to receive a lump sum payment calculated on a net present value basis. Additionally, although Mr. Dwight B. Crane is nominated to serve on the Board of the funds(as well as Boards of other funds in the Legg Mason Partners fund complex), the Emeritus Retirement Plan provides for Mr. Crane to receive payment of a similar retirement benefit, in a lump sum (calculated on a net present value basis) or in quarterly installments, an aggregate benefit (calculated on a net present value basis) generally equal to the compensation he would have received under the emeritus plan discussed above, had the plan remained in effect, from the funds in the Legg Mason Partners fund complex that Mr. Crane will no longer oversee as a result of the proposed realignment of the existing fund boards. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring Trustee or Mr. Crane is entitled under the Emeritus Retirement Plan from the funds in the Legg Mason Partners fund complex that have adopted the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Board Member	Aggregate Benefit (Net Present Value) ($)
Herbert Barg	[	]
Martin Brody	[	]
Dwight B. Crane	[	]
Burt N. Dorsett	[	]
Elliot S. Jaffe	[	]
Stephen E. Kaufman	[	]
Joseph McCann	[	]
Cornelius C. Rose, Jr.	[	]

[To be updated by amendment]

Each fund overseen by an emeritus or retiring Trustee will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring Trustee. Legg Mason or its affiliates will reimburse each fund an amount equal to 50% of the emeritus and retiring Trustee benefits paid by each fund.

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As of [date], all Trustees of the fund and officers as a group owned less than 1% of the outstanding shares of each fund.

As of [date], to the knowledge of the funds, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record more than 5% of the outstanding shares of a fund with the exception of the following:

Fund	Class	Shares Held	Percent	Name	Address
The California Fund
The New York Fund

[To be updated by amendment]

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INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to each fund pursuant to an investment management agreement (the “Management Agreement”) with the with an initial term ending November 30, 2007. LPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the funds and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion. LMPFA provides administrative and certain oversight services to each fund and manages the cash and short-term investments of the funds.

Under the Management Agreement, subject to the supervision and direction of the trust’s Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of each fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the trust’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Effective December 1, 2005, each fund pays the manager a management fee computed daily and paid monthly at the annual rate of 0.50% of a fund’s average daily net assets. This fee combines the fund’s management fee and administration fee prior to December 1, 2005.

From the period from December 1, 2005 through July 31, 2006, Smith Barney Fund Management LLC (“SBFM”) served as the funds’ manager under the same fee schedule described above.

Prior to December 1, 2005 as compensation for investment management services, each fund paid SBFM a fee computed daily and paid monthly at the annual rate of 0.30% of the fund’s average daily net assets and each fund also paid the manager a fee (computed on the same basis) of 0.20% of the fund’s average daily net assets as compensation for administrative services rendered by SBFM.

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For the fiscal years ended November 30, the California Fund paid the manager the following investment management fees:

	SBFM			LMPFA
2006	$	[	]	$	[	]
2005		$267,189			N/A
2004		$276,034			N/A

For the fiscal years ended November 30, for the California Fund, the manager waived fees and reimbursed expenses in the following amounts:

	SBFM			LMPFA
2006	$	[	]	$	[	]
2005		$89,063			N/A
2004		$95,286			N/A

For the fiscal years ended November 30, the New York Fund paid the manager the following investment management fees:

	SBFM			LMPFA
2006	$	[	]	$	[	]
2005		$445,404			N/A
2004		$472,475			N/A

For the fiscal years ended November 30, for the New York Fund, the manager waived fees and reimbursed expenses in the following amounts:

	SBFM			LMPFA
2006	$	[	]	$	[	]
2005		$59,387			N/A
2004		$69,106			N/A

For the fiscal years ended November 30, the California Fund paid the following administration fees:

	SBFM	LMPFA
2006	N/A	N/A
2005	$178,126	N/A
2004	$184,023	N/A

For the fiscal years ended November 30, for the California Fund, the manager waived fees and reimbursed expenses in the following amounts:

	SBFM	LMPFA
2006	N/A	N/A
2005	$0	N/A
2004	$0	N/A

For the fiscal years ended November 30, the New York Fund paid the following administration fees:

	SBFM	LMPFA
2006	N/A	N/A
2005	$296,936	N/A
2004	$314,983	N/A

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For the fiscal years ended November 30, for the New York Fund, the manager waived fees and reimbursed expenses in the following amounts:

	SBFM	LMPFA
2006	N/A	N/A
2005	$0	N/A
2004	$0	N/A

Subadviser

Western Asset Management Company (“Western Asset”), serves as the subadviser to each of the funds pursuant to a sub-advisory Agreement between the manager and Western Asset that was approved by the Board, including a majority of the Independent Trustees on June 29, 2006 (the “Sub-Advisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western asset acts as investment adviser to institution accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Assets total assets under management were approximately $546 billion. Western Asset is a wholly-owned subsidiary of Legg Mason.

Under the Sub-Advisory Agreements, subject to the supervision and direction of the Board and the manager, the subadviser will manage each fund’s portfolio (or allocated portion thereof) in accordance with each fund’s stated investment objective(s) and policies, assist in supervising all aspects of the funds’ operations, make investment decisions for the funds, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to each fund.

Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to each fund and the manager . The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent of. This Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its sub-advisory services, the manager will pay the subadviser a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. For the period from August 1, 2006 through November 30, 2006, the manager paid the subadviser sub-advisory fees of $[            ].

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plans (as discussed below), each fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of

37

stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/ or reimbursements are described in a fund’s Prospectus. The contractual and voluntary fee waivers and/ or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each of the funds, its manager and subadviser, CGMI and LMIS have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of each of the funds, the manager, the subadviser and the distributors are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each fund, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the

38

interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to each fund as required for each fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendices [        ] to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Independent Registered Public Accounting Firm

[            ], located at [            ], has been selected as each fund’s independent registered public accounting firm to audit and report on each fund’s financial statements and financial highlights for the fiscal year ending November 30, 2006.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the trust.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038, serves as counsel to the independent trustees.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of each fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the funds; and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as each fund’s securities lending agent and receives a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as each fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the fund’s transfer agent and PFPC served as the fund’s sub-transfer agent. For the period from [                    ], through December 31, 2005, the fund paid transfer agent fees of $[            ] to CTB.

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Distributors

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013; serve as each fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the Board and by a majority of the independent trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the fund’s distributor.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of each fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares.

LMIS and CGMI may be deemed to be underwriters for purposes of the 1933 Act.

Initial Sales Charge Commissions on Class A Shares. For the 2006, 2005 and 2004 fiscal years, the aggregate dollar amounts of commissions on Class A shares received by LMIS and CMGI are as follows:

	Fiscal year ended 11/30/06						Fiscal year ended 11/30/05		Fiscal year ended 11/30/04
Name of Fund	LMIS			CMGI			LMIS	CMGI	LMIS	CMGI
California Fund	$	[	]	$	[	]	N/A	$30,000	N/A	$168,500
New York Fund	$	[	]	$	[	]	N/A	$30,000	N/A	$306,000

Class C and Class I shares have no initial sales charge and no contingent deferred sales charge.

Initial Sales Charge Commissions on Class O Shares. As of November 17, 2006, all Class O shares converted to Class A shares For the 2006, 2005 and 2004 fiscal years, the aggregate dollar amounts of commission on Class O shares received by LMIS and CMGI are as follows:

	Fiscal year ended 11/30/06				Fiscal year ended 11/30/05		Fiscal year ended 11/30/04*
Name of Fund	LMIS			CMGI	LMIS	CMGI	LMIS	CMGI
California Fund	$	[	]	$0	N/A	$0	N/A	$500
New York Fund	$	[	]	$0	N/A	$0	N/A	$0

*	On April 29, 2004, the 1% initial sales charge on Class O shares was eliminated.

Contingent Deferred Sales Charges on Class A Shares. For the 2006, 2005 and 2004 fiscal years, the following contingent deferred sales charges were paid to LMIS and CGMI on redemptions of the funds’ shares:

	Fiscal year ended 11/30/06						Fiscal year ended 11/30/05		Fiscal year ended 11/30/04
Name of Fund	LMIS			CMGI			LMIS	CMGI	LMIS	CMGI
California Fund	$	[	]	$	[	]	N/A	$0	N/A	$3,700
New York Fund	$	[	]	$	[	]	N/A	$5,000	N/A	$35,000

[No contingent deferred sales charges were received with respect to Class B shares for the fiscal years ended 2006, 2005 or 2004.]

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Contingent Deferred Sales Charges on Class O Shares. As of November 17, 2006, all Class B shares and Class O shares converted to Class A shares. For the 2006, 2005 and 2004 fiscal years, the following contingent deferred sales charges were paid to LMIS and CGMI on redemptions of the funds’ shares:

	Fiscal year ended 11/30/06						Fiscal year ended 11/30/05		Fiscal year ended 11/30/04
Name of Fund	LMIS			CMGI			LMIS	CMGI	LMIS	CMGI
California Fund	$	[	]	$	[	]	N/A	$0	N/A	$100
New York Fund	$	[	]	$	[	]	N/A	$244	N/A	$0

Distribution Arrangements for the New York Fund and California Fund

Each fund has adopted an amended shareholder services and distribution plan (a “12b-1 Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class C shares and Class I shares. Under the 12b-1 Plan, each fund pays service and distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear with respect to the distribution of Class A, Class C shares and Class I shares and providing services to Class A, Class C, and Class I shareholders. The co-distributors will provide the fund’s Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. Each fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.50% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class C and Class I shares. In addition, the fund pays distribution fees with respect to the Class A and Class C shares at the annual rate of 0.15%, 0.75% and 0.20% respectively, of the fund’s average daily net assets.

Fees under the 12b-1 Plan may be used to make payments to the distributors for distribution services, to Service Agents in respect of the sale of shares of each fund, and to other parties in respect of the sale of shares of each fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A and Class C investors.

The 12b-1 Plan permits each funds to pay fees to a distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the funds will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each fund may pay the fees to a distributor and others until the 12b-1 Plan or Distribution Agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for each fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to the funds, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from each fund for other purposes, such as management fees, and that the funds’ distributors or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of each fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

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The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b- 1 Plan (for purposes of this paragraph “Qualified Trustees”). The Trustees, in the exercise of their business judgment in the best interests of the shareholders of each fund and each Class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the Trust and the distributor provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office who are not interested Trustees of the Trust. The 12b-1 Plan may be terminated with respect to any class of the funds at any time by a vote of a majority of the Trust’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, each distributor acts as an agent of the Trust in connection with the offering of shares of each fund pursuant to the respective Distribution Agreements.

Prior to December 1, 2005, the funds paid service and distribution fees directly to CGMI under separate 12b-1 Plans with respect to shares sold through CGMI.

Distribution expenses incurred by LMIS and/or CGMI for advertising, printing and mailing prospectuses, support services and overhead expenses, payments to their financial advisers or registered representative and for accruals for interest on expenses incurred in the distribution of the fund’s shares are set forth in the following tables:

[To be updated by amendment]

Dealer reallowances are described in each fund’s prospectus.

Under its terms, the 12b-1 Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the independent trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan. The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Board, including all of the independent trustees in the manner described above. The 12b-1 Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the independent trustees or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act).

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12b-1 PLAN FEES

	Year Ended 11/30/06			Year Ended 11/30/05	Year Ended 11/30/04
California Fund:
Class A	$	[	]	$97,488	$99,934
Class B*	$	[	]	$4,538	$3,443
Class C	$	[	]	$134,543	$132,203
Class O*	$	[	]	$17,596	$22,041

New York Fund:
Class A	$	[	]	$179,270	$186,249
Class B*	$	[	]	$7,297	$7,941
Class C	$	[	]	$152,260	$173,453
Class O*	$	[	]	$26,358	$31,419

*	As of November 17, 2006, all Class B shares and Class O shares converted to Class A shares.

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PORTFOLIO MANAGER DISCLOSURE

The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of November 30, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided), for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. [The portfolio managers’ fees are not based on performance for any of the accounts described below.]

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
New York Fund	Joseph Deane	[ ] Registered investment companies with $[ ] billion in total assets under management	[ ] Other pooled investment vehicles with $[ ] billion in assets under management	[ ] Other accounts with $[ ] billion in total assets under management

New York Fund	David Fare	[ ] Registered investment companies with $[ ] billion in total assets under management	[ ] Other pooled investment vehicles with $[ ] billion in assets under management	[ ] Other accounts with $[ ] billion in total assets under management

New York Fund	Kenneth Leach	[ ] Registered investment companies with $[ ] billion in total assets under management	[ ] Other pooled investment vehicles with $[ ] billion in assets under management	[ ] Other accounts with $[ ] billion in total assets under management

New York Fund	Stephen Walsh	[ ] Registered investment companies with $[ ] billion in total assets under management	[ ] Other pooled investment vehicles with $[ ] billion in assets under management	[ ] Other accounts with $[ ] billion in total assets under management

New York Fund	Roberto Amodeo	[ ] Registered investment companies with $[ ] billion in total assets under management	[ ] Other pooled investment vehicles with $[ ] billion in assets under management	[ ] Other accounts with $[ ] billion in total assets under management

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Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
California Fund	Joseph Deane	[ ] Registered investment companies with $[ ] billion in total assets under management	[ ] Other pooled investment vehicles with $[ ] billion in assets under management	[ ] Other accounts with $[ ] billion in total assets under management

California Fund	David Fare	[ ] Registered investment companies with $[ ] billion in total assets under management	[ ] Other pooled investment vehicles with $[ ] billion in assets under management	[ ] Other accounts with $[ ] billion in total assets under management

California Fund	Kenneth Leach	[ ] Registered investment companies with $[ ] billion in total assets under management	[ ] Other pooled investment vehicles with $[ ] billion in assets under management	[ ] Other accounts with $[ ] billion in total assets under management

California Fund	Stephen Walsh	[ ] Registered investment companies with $[ ] billion in total assets under management	[ ] Other pooled investment vehicles with $[ ] billion in assets under management	[ ] Other accounts with $[ ] billion in total assets under management

California Fund	Roberto Amodeo	[ ] Registered investment companies with $[ ] billion in total assets under management	[ ] Other pooled investment vehicles with $[ ] billion in assets under management	[ ] Other accounts with $[ ] billion in total assets under management

Portfolio Manager Compensation

Western Asset Management’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a

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bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all the portfolio managers listed in the table above.

The manager, the subadviser and the funds have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a

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portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. For this reason, the Subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker-dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities
New York Fund	Joseph Deane	$	[	]
New York Fund	David Fare	$	[	]
New York Fund	Kenneth Leach	$	[	]
New York Fund	Stephen Walsh	$	[	]
New York Fund	Roberto Amodeo	$	[	]
California Fund	Joseph Deane	$	[	]
California Fund	David Fare	$	[	]
California Fund	Kenneth Leach	$	[	]
California Fund	Stephen Walsh	$	[	]
California Fund	Roberto Amodeo	$	[	]

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PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of a fund, investors must specify whether the purchase is for Class A, C, or I* shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by a fund or a Service Agent prior to the close of regular trading on the NYSE on any day a fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by a fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of each fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor or the transfer agent. The Systematic Investment Plan also authorizes a distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of certain money market funds managed by the manager or its affiliates to make additions to the account. Additional information is available from a fund or a Service Agent.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the applicable fund’s Prospectus for a discussion of who is eligible to purchase certain Classes and of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in each fund’s prospectus.

Members of the selling group may receive a portion of the sales charge as described in the fund’s prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based

*	As of November 20, 2006, Class Y Shares were renamed Class I Shares.

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on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value (“NAV”) without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class I Shares. Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired board members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason and its subsidiaries, as well as (iv) by the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the funds’ distributors or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker-dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Accumulation Privilege—Please see the fund’s prospectus for information regarding accumulation privileges.

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Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of three Asset Level Goal amounts, as follows:

(1) $100,000
(2) $250,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners Funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a Legg Mason Partners Fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. are not eligible. This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

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Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class C shares; and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

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In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners mutual funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. LMIS receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005, will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with a distributor or the manager.

As of November 20, 2006, the contingent deferred sales charge will be waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other Legg Mason Partners Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

Each fund offers its shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of each fund based on the net asset value of a share of the fund as of November 30, 2006.

	California Fund			New York Fund
Class A (net asset value of $[ ] plus the maximum initial sales charge of 2.25% of net asset value per share)	$	[	]	$	[	]

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REDEMPTION OF SHARES

The right of redemption of shares of either fund may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of a fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The funds no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Distribution in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share Price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

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Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

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VALUATION OF SHARES

The net asset value per share of each fund’s Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class will differ. Please see the applicable fund’s prospectus for a description of the procedures used by the trust in valuing its assets.

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EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A and I Exchanges. Class A and I shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent Purchases and Redemptions of fund Shares” in each fund’s prospectus.

During times of drastic economic or market conditions, the funds may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See each fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

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DIVIDENDS AND DISTRIBUTIONS

Each fund’s policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. Each fund may also pay additional dividends shortly before December 31 each year from certain amounts of undistributed ordinary income and capital gains in order to avoid Federal income and excise tax liability. If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or contingent deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent.

The per-share amounts of the exempt-interest dividends on Class C shares may be lower than on Class A and Class I shares, mainly as a result of the distribution fees applicable to Class C shares. Similarly, the per-share amounts of exempt-interest dividends on Class A shares may be lower than on Class I shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same for all Classes of a fund’s shares (A, C, and I).

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TAXES

[To be updated by amendment]

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state and local consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

As described in each fund’s Prospectus, each fund is designed to provide shareholders with current income that is excluded from gross income for federal income tax purposes and is exempt from California or New York State and New York City personal income taxes, as applicable. Neither fund is intended to constitute a balanced investment program nor is either fund designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in each fund would not be suitable for tax- exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

Each fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and, net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

On November 30, 2005, the unused capital loss carryforwards, of the funds were approximately as follows: California Fund $3,231,000 and New York Fund $4,492,000. For Federal income tax purposes, these

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amounts are available to be applied against future capital gains of the fund that has the carryforwards, if any, which are realized prior to the expiration of the applicable carryover.

The carryovers expire as follows:

	11/30/2007	11/30/2008	11/30/2009	11/30/2011	11/30/2012
California Fund	$127,000	$285,000	$0	$1,499,000	$1,320,000
New York Fund	$186,000	$329,000	$32,000	$1,481,000	$2,464,000

The Code imposes a 4% nondeductible excise tax on each fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by such fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. Such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Each fund’s transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively, “section 1256 contracts”) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause each fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in such fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor

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part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

A fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be ordinary income when it is paid to you. A fund’s investments in these and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash received from such obligations. If this happens, the fund may be required to sell other investments in order to satisfy its distribution requirements.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extend their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).

Distributions of net realized long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of a fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. However, any dividends paid by a fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

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Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes. In addition, the interest on any such indebtedness is not deductible by a shareholder of the California Fund for California personal income tax purposes, or by a New York Fund shareholder for New York State, New York City and the City of Yonkers personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if the shareholder holds such share for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder who receives exempt-interest dividends to treat as federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, any portion of an exempt-interest dividend paid by a fund that represents income derived from certain revenue or “private activity bonds” held by such fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of a fund’s dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of a fund’s dividends and distributions may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal or California “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal or California “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding. Each fund may be required to withhold, for U.S. federal income tax purposes, a portion of (a) taxable dividends and distributions and (b) redemption proceeds payable to shareholders who fail to provide such fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will be notified annually by each fund as to the U.S. federal income tax and California or New York State and New York City personal income tax status of the dividends and distributions made by the fund

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to its shareholders. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from federal income taxation and California or New York State and New York City personal income taxation and the dollar amount of dividends subject to federal income taxation and California or New York State and New York City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder’s investment in a fund. To the extent each fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day’s dividend as its taxable net investment income bears to its total net investment income earned on that day.

State Tax Information

California State Taxes. California shareholders will not be subject to California state personal income tax on dividends they receive from the California Fund to the extent that such distributions qualify as exempt-interest dividends under the Code and California law and provided that, at the close of each quarter of the California Fund’s taxable year, at least 50% of the California Fund’s total assets are invested in California municipal securities. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends on the California Fund are not excluded in determining California state franchise taxes on corporations and financial institutions. The foregoing is only a brief summary of the tax considerations generally affecting the California Fund and its shareholders who are California residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

New York State and City Taxes. New York resident shareholders of the New York Fund will not be subject to New York State or New York City personal income tax on exempt-interest dividends attributable to interest on New York municipal securities. The New York Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the state of New York. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated invested company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is only a summary of certain material tax consequences affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

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ADDITIONAL INFORMATION

The trust was organized on October 17, 1991 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.” The trust was organized as an unincorporated Massachusetts business trust on October 17, 1991 under the name Shearson Lehman Brothers Intermediate-Term Trust. On October 14, 1994 and August 16, 1995, the trust’s name was changed to Smith Barney Income Trust and Smith Barney Investment Trust, respectively. On April 7, 2006, the trust changed its name to Legg Mason Partners Investment Trust. The trust offers shares of beneficial interest of five separate funds with a par value of $.001 per share. The funds may offer shares of beneficial interest currently classified into three Classes—A, C, and I. Each Class of a fund represents an identical interest in a fund’s investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges; if any, for each class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; and (f) the exchange privilege of each Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

Under Massachusetts’s law, shareholders could, under certain circumstances, be held personally liable for the obligations of each fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by each fund or a trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of each fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which each fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by each fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of each fund. The trustees intend to conduct the operation of each fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of each fund.

The Master Trust Agreement of the funds permits the trustees of the trust to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in each of the funds represents an equal proportional interest in each respective fund with each other share. Shareholders of each fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of each fund has any preemptive or conversion rights. Shares of each fund are fully paid and non-assessable.

Pursuant to the Master Trust Agreement, the trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

The trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders’ meeting for the election of trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.

When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of each fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class, in which case only shares of the affected Class would be entitled to vote.

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Annual and Semi-Annual Reports. Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by each fund at the end of the period covered. In an effort to reduce the funds’ printing and mailing costs, each fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts will receive a single Prospectus annually.

Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Proposed Changes

The Board has approved a number of initiatives designed to streamline and restructure the fund complex and each funds is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, each fund will become a series of a Maryland business trust.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting.

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The funds are not required to hold an annual meeting of shareholders, but the funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

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Amendments to the Declaration.

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.

The funds may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. Each fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.

The declaration specifically requires shareholders, upon demand, to disclose to each fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and each fund may disclose such ownership if required by law or regulation.

Small Accounts.

The declaration provides that the funds may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the funds to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of each fund, as a series of the trust, represents an interest in each fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability.

The declaration provides that shareholders are not personally liable for the obligations of the funds and requires each fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, each fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be

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in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the funds or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the funds’ trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that each fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against a fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other

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things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including Legg Mason Partners Intermediate Maturity California Municipals Fund and Legg Mason Partners Intermediate Maturity New York Municipals Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and

67

omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

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On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) at the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the fund’s manager believes that this matter is not likely to have a material adverse effect on the fund.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

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FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities as of November 30, 2006, Statement of Operations for the year ended November 30, 2006, Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 2006, Financial Highlights for each of the years in the five-year period ended November 30, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the Fund), are incorporated by reference into this Statement of Additional Information (Filed on [            ]; Accession Number [            ] and [            ], respectively).

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APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest -rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B [to be updated]

ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in California municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (“California” or the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based primarily on information from official statements relating to offerings of California issuers and other reports publicly issued by the State or certain of its agencies. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. Neither the California Fund nor the manager has independently verified, and neither is responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any California issuer.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California’s economy slipped into a recession, which was concentrated in the State’s high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since recovered with 336,000 jobs gained between July 2003 and March 2005 compared with 367,000 jobs lost between January 2001 and July 2003.

The State’s July 1, 2004 population of over 36 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2004, the 5-county Los Angeles area accounted for 49 percent of the State’s population, with over 17.0 million residents, and the 11-county San Francisco Bay Area represented 20 percent, with a population of over 7.0 million.

Both the California economy and the national economy improved in 2004 and the first quarter of 2005. Growth of national economic output was close to a 20-year high in 2004. Economic growth slowed slightly in the first quarter of 2005. For the third consecutive year, California economic output grew more quickly than national economic output in 2004. In addition, both state personal income and taxable sales grew almost twice as fast in 2004 than in 2003. Also, made-in-California exports rebounded, and state job growth picked up. Average monthly job gains were somewhat smaller in the first five months 2005 than in 2004. Made-in-California exports continued to exceed year-ago levels in the first quarter but by a smaller amount than in 2004.

Adjusted for inflation, California economic output grew by 5.1 percent in 2004, the 11th-best performance of the 50 states. By comparison, output of the national economy grew by 4.4 percent. California total personal income grew by 6.3 percent in 2004, after growing by only 3.1 percent in 2003. The corresponding gains for wage and salary income were 5.7 percent and 2.5 percent. State personal income and wages and salaries were 7.1 percent and 7.8 percent higher, respectively, in the first quarter of 2005 than a year earlier. Statewide taxable sales were 7.3 percent higher in 2004 than in 2003; a year earlier the gain was 4.3 percent. California exports increased by 17 percent in 2004 and were about 5 percent higher in the first quarter of 2005 than a year earlier. Exports of computer and electronic products, transportation equipment, and machinery (except electrical) accounted for about three-quarters of the gain in total exports in 2004 but only 10 percent of the total gain in the first quarter of 2005. The average level of non-farm payroll employment was 1.0 percent higher in 2004 than in 2003 and 1.7 percent higher in the first five months of 2005 than a year earlier. The state unemployment rate was 5.3 percent in May 2005, down from 6.0 percent in December 2004 and 6.3 percent in May 2004. The national unemployment rate in May 2005 was 5.1 percent.

Residential and private nonresidential construction rose in the State in 2004, but residential construction, as measured by the number of units for which permits were issued, fell slightly in the first five months of 2005, while the value of nonresidential permits continued to grow strongly. Except for new service stations and office space, where permit valuation fell by 9 percent and 5 percent, respectively, the gains in nonresidential construction were widespread across the various types of nonresidential buildings.

Existing home sales were up 3.8 percent and median prices were up 21.4 percent in the State in 2004. In May 2005, the median price of existing homes sold was $522,590, a new record. Sales were down 2.1 percent from a year earlier.

The 2005-06 May Revision projects U.S. output growth will slow somewhat in 2005 and again in 2006. California personal income growth is expected to slow somewhat in 2005 before increasing slightly in 2006.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

As of the enactment of the 2005 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $7.555 billion and $11.331 billion under the Appropriations Limit in fiscal years 2004-05 and 2005-06, respectively.

Proposition 98

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum amount of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K- 14 schools in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 1 and Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 schools’ funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues, based on 1986-87 appropriations. However, this percentage has since been adjusted to approximately 39.0 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. The Proposition 98 guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal year 2005-06.

The 2005 Budget Act reflects General Fund Proposition 98 expenditures in fiscal years 2003-04 through 2005-06. The Budget includes full funding for statutory growth (0.69 percent) and COLA (4.23 percent) adjustments, and also reflects the deferral of Proposition 98 expenditures of $1.297 billion from fiscal years 2003-04 to 2004-05, $1.283 billion from fiscal years 2004-05 to 2005-06, and $1.303 billion from fiscal years 2005-06 to 2006-07.

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding guarantee for a one-year period. Restoration of the Proposition 98 funding level to the level that would have been required in the absence of such a suspension occurs over future fiscal years according to a specified State Constitutional formula.

Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. However, subsequent growth in General Fund revenue has increased the estimated 2004-05 Proposition 98 guarantee calculation by an additional $1.823 billion, bringing the total value of the suspension to $3.827 billion. The 2005 Budget Act does not include additional 2004-05 Proposition 98 appropriations. This suspended amount is added to the existing maintenance factor, for a total estimated maintenance factor balance of $3.84 billion at the end of fiscal year 2005-06. The maintenance factor balance is required to be restored to the Proposition 98 budget over future years as explained above. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid.

Appropriations for fiscal years 2002-03 and 2003-04 are currently estimated to be $473.6 million and $583.9 million, respectively, below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in fiscal year 2006-07, to repay prior year Proposition 98 obligations through the 2003-04 fiscal year, including $250.8 million owed from the 1995-96 and 1996-97 fiscal years, until these obligations are fully repaid. The current estimate of the remaining obligation is $1.292 billion. The 2005-06 budget funds $16.8 million toward these settle-up obligations, which will reduce the first 2006-07 settle-up appropriation, from $150 million to $133.2 million.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of November 1, 2005, the State had outstanding $46,863,422,000 aggregate principal amount of long-term general obligation bonds of which $34,453,002,000 were payable primarily from the State’s General Fund, and $12,410,420,000 were payable from other revenue sources. As of November 1, 2005, there were unused voter authorizations for the future issuance of $34,695,211,000 of long-term general obligation bonds. This latter figure consists of $19,422,331,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $15,272,880,000 of other authorized but unissued general obligation bonds. Of the unissued amount, $4,757,105,000 is for bonds payable from other revenue sources (of which $115,570,000 is authorized for commercial paper notes).

General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $6,374,565,000 variable rate general obligation bonds (which includes the economic recovery bonds), representing about 13.6 percent of the State’s total outstanding general obligation bonds as of November 1, 2005. The State issued an additional $1,000,000,000 of variable rate general obligation bonds on November 17, 2005, bringing the percentage of variable rate bonds to about 15.7 percent.

The Legislature has approved approximately $600 million of new bond authorization, for library construction, to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot but legislation is pending to defer this measure until at least 2008. Additional bond proposals may also be added to the 2006 primary or general election ballots.

Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of November 1, 2005, the finance committees had authorized the issuance of up to $19,422,331,000 of commercial paper notes and, as of that date, $1,171,950,000 aggregate principal amount of general obligation commercial paper notes were outstanding.

Lease-Purchase Obligations

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. “Lease-purchase obligation” or “lease-purchase financing” means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $7,803,215,074.62 General Fund-supported lease-purchase obligations outstanding as of November 1, 2005. The State Public Works Board, which is authorized to sell lease revenue bonds, had $3,164,643,000 authorized and unissued as of November 1, 2005. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

Non-Recourse Debt

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $47,299,610,438 aggregate principal amount of revenue bonds and notes which are non–recourse to the General Fund outstanding as of June 30, 2005.

Pension Obligation Bonds

Pursuant to the California Pension Restructuring Bond Act of 2004, Government Code Section 16940, et seq. (the “Restructuring Bond Act”), the State proposes to issue $560 million of pension obligation bonds, yielding a net benefit to the General Fund of $525 million, to make future contributions to the California Public

Employees’ Retirement System (“CalPERS”). The payment of the debt service on the pension obligation bonds will be payable from the General Fund. As with previous proposed pension bond issuances (as described below), the proposed pension obligation bonds is the subject of a validation action brought by the Pension Obligation Bond Committee for and on behalf of the State.

Pursuant to the Restructuring Bond Act, the Committee authorized the issuance of bonds to pay a portion of the State’s pension obligation for fiscal year 2004-05 or a subsequent fiscal year. The Committee initiated a validation action seeking court determination that the bonds would not be in violation of the Constitutional debt limit because the proceeds of the bonds would be used to pay the State’s employer contribution obligation to CalPERS, which is an “obligation imposed by law.” The validation action was challenged in the court by the Pacific Legal Foundation, and this legal challenge prevented the issuance of the pension obligation bonds in time to pay the pension contribution during fiscal year 2004-05. The issuance of 2005-06 pension obligation bonds is also subject to this challenge. After a trial in the Sacramento County Superior Court, the judge ruled on November 15, 2005 that the bonds were not valid. The Committee intends to appeal, but the time required for such an appeal makes it unlikely the pension bonds can be issued in time to make fiscal year 2005-06 contributions to Ca1PERS.

The Restructuring Bond Act limits the maximum amount of bonds that can be issued to no more than one-third of the 20 years savings expected to result from restructuring the State’s pension programs, estimated at $560 million. Chapter 215, Statutes 2004, includes reforms to the State’s pension obligations, which the Administration estimates will reduce pension costs in a cumulative amount of $1.7 billion over the next 20 years. These reforms place all new hires to the State in miscellaneous and industrial retirement categories (approximately 70 percent of all new hires) into an alternate retirement program whereby they contribute to a defined contribution pension for the first two years of state service. During this time, the State makes no contributions to CalPERS on their behalf.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the economic recovery bonds are secured by the State’s full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. All proceeds from this quarter cent sales tax in excess of the amounts needed, on a semiannual basis, to pay debt service and other required costs of the bonds are required to be applied to the early retirement of the bonds. In addition, the following sources of funds are required to be used for early retirement of bonds: (1) fifty percent of each annual deposit, up to $5 billion in the aggregate, of future deposits in the reserve fund created by the Balanced Budget Amendment, and (ii) all proceeds from the sale of surplus State property.

The State has issued $10.896 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-03 fiscal year and approximately $2.012 billion has been applied to offset fiscal year 2004-05 General Fund expenditures). The State may issue the remainder of authorized economic recovery bonds at any time in the future, but the 2005 Budget Act assumes no economic recovery bonds will be issued in fiscal year 2005-06.

Tobacco Settlement Revenue Bonds

In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers’ payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the “Tobacco Securitization Law”), which authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that entity to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State’s tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003.

A second sale of the remaining 43.43 percent of the State’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (Series 2003B). Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation. In August, 2005, the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds

Cash Flow Borrowings

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“Notes” or “RANs”) in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately.

SOURCES OF TAX REVENUE

The following is a summary of the State’s major revenue sources. The 2005 Budget Act estimates of General Fund tax revenues have increased by 6.8 percent in fiscal year 2004-05 and are projected to increase by 5.7 percent in fiscal year 2005-06.

Personal Income Tax

The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 38.7 percent of the total personal income tax in tax year 2003.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxpayers with taxable income over $1 million. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7 percent and as little as 5.6 percent of General Fund revenues in the last ten years. The 2005-06 May Revision estimates that capital gains and stock option tax receipts will account for 10.8 percent of General Fund revenues in each of fiscal years 2004-05 and 2005-06.

Sales Tax

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

As of January 1, 2005, the breakdown of the base state and local sales tax rate of 7.25 percent is as follows:

•	5 percent imposed as a state General Fund tax;

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the state’s economic recovery bonds (the “Special Sales Tax”).

Existing law provides that 0.25 percent of the basic 5 percent state tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent sales and use tax rate) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2006.

Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all economic recovery bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all economic recovery bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.

Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election, amended the state Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the state from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

Corporation Tax

Corporation tax revenues are derived from the following taxes:

1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the state.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5. Sub-Chapter S corporations are taxed at 1.5 percent of profits.

On February 23, 2004, the U.S. Supreme Court denied the Franchise Tax Board’s appeal requesting review of the decision in Farmer Brothers Company v. Franchise Tax Board, a tax refund case which involved the deductibility of corporate dividends. The exact amount and timing of such refunds is yet to be determined, although potential revenue losses could total $400 million over several fiscal years through 2007-08 (some revenue gains are expected in fiscal years after that). These revenue losses are included in state budget projections for fiscal years 2004-05 and 2005-06.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

Estate Tax; Other Taxes

The California estate tax is based on the state death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the state estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the state estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the state’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for about 40 percent of all special fund revenues in fiscal year 2003-04. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2003-04, $7.7 billion was derived from the ownership or operation of motor vehicles. About $3.2 billion of this revenue was returned to local governments. The remainder was available for various state programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the state imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1. Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3. Ten cents of the per-pack tax is allocated to the state’s General Fund.

4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

Local Governments

The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution (“Proposition 13”), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the state provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fees (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive. Under the state-local agreement and implementing legislation, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive are reduced by $700 million. In future years, local governments will receive the full value of the VLF revenue. Also for these two fiscal years, redevelopment agencies are required to shift $250 million, and special districts to shift $350 million, in property tax revenues they would otherwise receive to schools.

As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters as Proposition 1A (“Proposition 1A”) at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the state’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the state will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe state fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The state also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the state cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the state from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the state does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the state previously had partial or complete responsibility. The state mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Vehicle License Fee

Prior to enactment of the 2004 Budget Act, VLF were assessed in the amount of two percent of a vehicle’s depreciated market value for the privilege of operating a vehicle on California’s public highways. A program to offset (or reduce) a portion of the VLF paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25 percent of the VLF paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5 percent of two percent (resulting in an effective rate of 0.65 percent). This level of offset provided tax relief of $4.3 billion in fiscal year 2003-04.

In connection with the offset of the VLF, the Legislature authorized appropriations from the state General Fund to “backfill” the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully “backfill” the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments would not be disadvantaged. In June 2003, the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, VLF paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received “backfill” payments totaling $3.80 billion in fiscal year 2002-03 and $3.1 billion in fiscal year 2003-04. In addition, the state-local agreement also provides for the repayment by August 2006 of the approximately $1.2 billion that was not received by local governments from July to October of 2003, which is the time period between the suspension of the offsets and the implementation of higher fees.

Beginning in fiscal year 2004-05, the state-local agreement permanently reduced the VLF rate to 0.65 percent, and eliminated the General Fund offset program. The State Constitution, amended by the voter approval of Proposition 1A in the November 2004 election, codifies the obligation of the state to provide replacement revenues to local governments for revenues lost as a result of the decrease in VLF rate below the current level of 0.65 percent of the market value of the vehicle.

The 2005-06 Budget Act provided for the early repayment, in fiscal year 2005-06, of the whole $1.2 billion in VLF backfill payments owed to local governments which took place in August 2005.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system will receive approximately $2 billion and $2.2 billion in State resources in fiscal years 2004-05 and 2005-06, respectively, and $475 million in resources from the counties in each fiscal year.

Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see “Welfare Reform”). Under the CalWORKs (defined below) program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Pension Trusts

The three principal retirement systems in which the State participates are CalPERS, the California State Teachers’ Retirement System (“CalSTRS”) and the University of California Retirement System (“UCRS”). The assets and liabilities of the funds administered by these systems as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds.

CalPERS

CalPERS administers the Public Employment Retirement Fund (“PERF”), which is a multiple-employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2004, included 61 school employers and 1,443 other public agencies. As of the same date, PERF had 1,002,067 active and inactive program members and 413,272 benefit recipients. The payroll for State employees covered by PERF for fiscal year 2003-04 was approximately $12.7 billion.

Employees, except those participating in the non-contributory, second tier plan (and who receive generally lower benefits) contribute to PERF based upon required contribution rates. Approximately 6.5 percent of the employees participate in the second tier plan. As part of a memorandum of understanding with the employee unions, the State agreed to suspend employee contributions for miscellaneous and industrial employees for fiscal years 2002-03 and 2003-04. The impact on the unfunded liability from suspending the employee contribution for two years was $354.5 million. These contributions will be repaid over the next thirty years through contributions toward the unfunded liability.

Contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from the employer contributions, including the State, and employee contributions. State contributions are made from the General Fund, Special Funds, and Non-Governmental Cost Funds.

The increased contributions from fiscal years 2000-01 through 2004-05 are primarily due to poor investment returns in the early 2000’s. However, beginning in fiscal year 2001-02, approximately $500 million of the annual increase is attributable to benefit enhancements enacted in 1999.

The 2005 Budget Act includes an option for state miscellaneous and industrial retirement category employees to opt out of CalPERS, in which case the State will share the savings by augmenting employee pay with an amount equal to 50 percent of the normal cost for that employee. The 2005 Budget Act also assumes the issuance of $560 million of pension obligation bonds, yielding net proceeds of $525 million, to cover a portion of the State’s retirement obligations for fiscal year 2005-06.

Each employer (including the State) contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are performed as of June 30 of each year. The most recent valuation, dated June 30, 2004, showed an actuarial accrued unfunded liability allocable to State employees of $12.7 billion. The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. The average net rate of return experienced by PERF over the past fifteen years, ten years and five years (in each case through fiscal year 2003-04) has been 9.6 percent, 9.7 percent, and 3.5 percent, respectively.

On April 19, 2005, the Board of Directors of CalPERS adopted a new policy for calculating the actuarial value of assets, spreading market value asset gains and losses over 15 years (rather than the current 3 years) and changing the corridor limits for the actuarial value of assets from 90 percent-110 percent of market value to 80 percent -120 percent of market value. In addition, CalPERS will calculate the annual contribution amount with regard to gains and losses as a rolling 30 year amortization of all remaining unamortized gains or losses as opposed to the current 10 percent of such gains and losses. The effect of this policy will reduce the State’s fiscal year 2005-06 General Fund contribution to CalPERS by $152 million ($251.5 million from all funds) from what was originally budgeted for fiscal year 2005-06, substantially all due to the longer spreading periods. These changes do not reflect any of the Governor’s policy proposals in the same area.

CalSTRS

CalSTRS administers the Teacher’s Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. The STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program (“DBS”), and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. As of June 30, 2004, the DB Program had approximately 1,200 contributing employers, approximately 560,808 active and inactive program members and 193,245 benefit recipients.

The State’s General Fund contributions to the DB Program and the SBMA are established by statute. The contribution rate to the DB Program is currently 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. This percentage resulted in a $472 million contribution for fiscal year 2004-05. The contribution rate to the SBMA is currently 2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. This percentage resulted in a $585 million contribution for fiscal year 2004-05. In 2004, CalSTRS actuaries determined that there was an unfunded liability associated with the 1990 benefit structure and, as a result, the State was required to pay an additional 0.524 percent ($92 million from the General Fund) in fiscal year 2004-05 and one quarterly payment of $31 million in fiscal year 2005-06 to the DB Program. The 2004 valuation of CalSTRS found the 1990 benefit structure to be fully funded and the State will not be required to make this additional contribution in fiscal year 2005-06.

Each employer contributes 8.25 percent of payroll, while employees contribute 8 percent of pay. Actuarial valuations of the DB Program are typically performed as of June 30 of odd-numbered years. However, CalSTRS agreed to perform an actuarial valuation as of June 30, 2004. This valuation showed an actuarial accrued unfunded liability of $24 billion. The actuarial valuation of the DB Program was based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past fifteen years, ten years and five years (in each case through fiscal year 2003-04) was 9.5 percent, 9.6 percent and 3.7 percent, respectively.

UC Regents

The University of California Retirement System consists of: (i) a retirement plan, which is a single employer defined benefit plan funded with university and employee contributions (“UCRP”); (ii) a voluntary early retirement incentive program, which is a defined benefit plan for employees who take early retirement (“PERS-VERIP”); and (iii) three defined benefit contributions plans. As of June 30, 2004, plan membership totaled 184,783, comprised of 123,717 active members, 21,328 inactive members, and 39,738 retirees and beneficiaries receiving benefits.

The State does not make any contributions to the University of California Retirement System. As of June 30, 2004, employee and employer contributions were not required to UCRP and PERS-VERIP, due to the fully funded status of each plan.

Post Retirement Benefits

The State also provides post-employment health care and dental benefits to its employees, and recognizes these costs on a “pay-as-you-go” basis. The cost of these benefits in fiscal year 2005-06 is estimated at $895 million, in comparison to an estimated $796 million in fiscal year 2004-05 and $695 million for fiscal year 2003-04. As of June 30, 2004, approximately 120,900 retirees were enrolled to receive health benefits and 98,900 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the state will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving ten years with the State. With ten years of service credit, employees are entitled to 50 percent of the state’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

On June 21, 2004, GASB released its Governmental Accounting Standard Board Statement No. 45, Accounting and Financial Reporting by Employers for Post-employment Benefits Other Than Pensions (“Statement No. 45”). Statement No. 45 establishes standards for the measurement, recognition and display of post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, when provided separately from a pension plan expense or expenditures and related liabilities in the financial reports of state and local governments. Under Statement No. 45, governments will be required to: (i) measure the cost of benefits, and recognize other post-employment benefits expense, on the accrual basis of accounting in periods that approximate employees’ years of service; (ii) provide information about the actuarial liabilities for promised benefits associated with past services and whether, or to what extent, those benefits have been funded; and provide information useful in assessing potential demands on the employer’s future cash flows. Statement 45 reporting requirements are effective for the State in the fiscal year beginning July 1, 2007. To date, the State has not actuarially computed its liability for post-employment health care benefits.

Repayment of Energy Loans

The Department of Water Resources of the State (“DWR”) borrowed $6.1 billion from the General Fund of the State for DWR’s power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

The cost of the loans from the General Fund and the banks and commercial lenders that financed DWR’s power supply program costs during 2001 exceeded DWR’s revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR’s authority to enter into new power purchase contracts terminated, and the three major investor-owned electric utilities (the “IOUs”) resumed responsibility for obtaining electricity for their customers.

The general purpose of the power supply program has been to provide to customers of the IOUs the portion of their power not provided by the IOUs. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

PRIOR FISCAL YEARS’ FINANCIAL RESULTS

The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended the 2000-2001 fiscal year with a budget reserve of $5.39 billion.

However, during fiscal year 2001-02, the State experienced an unprecedented drop in revenues compared to the prior year. The three largest tax sources generated only $59.7 billion, a drop of over $13 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall (as well as the temporary delay in the issuance of the DWR power revenue bonds to reimburse the State for energy purchases during the energy crisis), resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.

2002 Budget Act

The 2002-03 Governor’s Budget, released on January 10, 2002 (the “2002-03 Governor’s Budget”) projected a combined budget gap for fiscal years 2001-02 and 2002-03 of approximately $12.5 billion due, in part, to a decline in General Fund revenues attributable to the national economic recession combined with the stock market decline. Personal income tax receipts, which include stock option and capital gains realizations, continued to be affected by the slowing economy and stock market decline. By the time the 2002 Budget Act was signed by Governor Davis on September 5, 2002, the 2002 Budget Act projected a $23.6 billion gap between expenditures and resources. The spending gap was addressed through a combination of program reductions, inter-fund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

Despite mid-year budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers (including a $1.1 billion deferral of K-12 education funding into the 2003-04 fiscal year), the State’s fiscal condition continued to deteriorate. The State ended fiscal year 2002-03 with a $7.5 billion negative fund balance.

2003 Budget Act

The 2003-04 Governor’s Budget, released on January 10, 2003 (the “2003-04 Governor’s Budget”), projected a significant downward revision in State revenues. The 2003-04 Governor’s Budget projected revenues from the three largest tax sources to be about $61.7 billion in fiscal year 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor’s Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in fiscal years 2002-03 and 2003-04 respectively. The 2003-04 Governor’s Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

By the time of the Governor’s May Revision, the cumulative budget shortfall estimates for fiscal years 2002-03 and 2003-04 had increased from $34.6 billion to $38.2 billion (in part due to the delay of the issuance of $2 billion tobacco securitization bonds).

The 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in fiscal year 2002-03 to $73.3 billion in fiscal year 2003-04.

The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of long-term deficit recovery bonds (later approved as economic recovery bonds). The projection also assumed other external borrowings (including $929 million in pension bonds, which were not issued, and $2.3 billion in tobacco bonds, which were issued), as well the continued use of Proposition 98 and other payment deferrals, inter-fund borrowings, fund shifts, accelerations and transfers to address the deficit.

The State ended fiscal year 2003-04 with a reserve of $1.7 billion.

2004 Budget Act

The 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflected the proposals contained in the 2004-05 May Revision, including the application for budgetary purposes of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04.

Under the 2004 Budget Act, General Fund revenues were projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which included approximately $2.3 billion in additional tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assumed a continuing rebound in California’s economy as reflected in several key indicators. Excluding the impact of the economic recovery bonds, General Fund expenditures were estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve was projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

The 2004 Budget Act contained the following major components:

1. Rebasing Proposition 98 Minimum Funding Guarantee—The level of Proposition 98 appropriations was reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act.

2. Higher Education—A new fee policy for higher education was implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees were increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for CSU graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act included $750 million in various spending reductions for higher education from otherwise mandated levels.

3. Health and Human Services—While the Administration proposed major reforms of the Medi-Cal program, any such reforms were expected to take at least one year to implement. As a result, the 2004 Budget Act did not include any savings attributed to Medi-Cal redesign. Other strategies independent of the Medi-Cal redesign were included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for County Organized Health Systems and Pharmacy Reimbursement Realignment. In addition, increased work incentives under the CalWORKs program were proposed. The budget included $992 million in reductions in various social service programs from otherwise mandated levels. Based on updated projections of caseload and cost-per-case, these savings are now estimated to be $1 billion in fiscal year 2004-05.

4. Pension Reform—The 2004 Budget Act eliminated State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumed the issuance of $929 million pension obligation bonds to cover a portion of the State’s required contributions to Ca1PERS in fiscal year 2004-05. The pension bonds were not issued in fiscal year 2004-05 due to litigation delays.

5. Substantially Reduced External Borrowings—As stated above, the 2004 Budget Act assumed the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds, which were deposited in the Deficit Recovery Fund, were used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2.012 billion deposited into the Deficit Recovery Fund for application in fiscal year 2004-05).

6. Tax Relief—The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05.

7. Indian Gaming—The 2004 Budget Act included $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. As described below, the State now assumes the receipt of only $19 million in such revenues in fiscal year 2004-05. The 2004 Budget Act authorized the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. As described below, pending litigation relating to the Indian gaming compacts has delayed the issuance of these securities.

8. Other Revenue Enhancements and Expenditure Reductions—The 2004 Budget Act also included: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund (Proposition 42) transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances). Current budget projections for fiscal year 2004-05 assume no savings from punitive damages.

Fiscal Year 2004-05 Revised Estimates

The May Revision of the 2005-06 Governor’s Budget, released on May 13, 2005, (the “2005-06 May Revision”) projected that the State would end fiscal year 2004-05 with a reserve of $6.073 billion, up approximately $5.305 billion from estimates made at the time of the 2004 Budget Act. Under the 2005-06 Budget Act, General Fund revenues and transfers for fiscal year 2004-05 were projected at $79.9 billion, an increase of $2.6 billion compared with 2004 Budget Act estimates. These revenue and transfer projections include the following significant adjustments since the 2004 Budget Act:

•	$3.779 billion increase in major tax revenues due to the improved economic forecast;

•	$281 million loss in revenues due to delays in renegotiations of tribal gaming compacts;

•	$577 million loss in revenues due to pending litigation contesting the issuance of pension obligation bonds (bond issuance is now assumed in fiscal year 2005-06); and

•	$3.457 billion gain to beginning balance for amnesty related payments, which is offset by a $1.364 billion loss in revenues related to refunds/accelerations related to amnesty revenues, as described below.

Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior years. Penalties were waived for taxpayers who applied for the amnesty during the amnesty period of February 1, 2005 to March 31, 2005. The effect of amnesty on the accounting for General Fund revenues has been distortive since payments for years before the current year are accounted for as a “prior year adjustment” for the current year rather than being carried back to those earlier years. Additionally, since some payments were made in advance of future year payments the revenue estimates in the current year, the budget year, and beyond will be lower even though the payments received are accounted for as “prior year adjustments” to the current year. Moreover, much of the money that came in during the amnesty period was in the form of “protective payments,” amounts submitted to avoid the extra penalty, but that would have otherwise been submitted in future years, or that will prove not to have been due at all, as some taxpayers will win their disputes. These refunds must be accounted for in future years.

For budgetary purposes, revenues from the amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for fiscal year 2004-05 by $3.8 billion. This carry over adjustment will be reduced by $1.5 billion in fiscal year 2004-05, $1.1 billion in fiscal year 2005-06 and $0.9 billion in fiscal year 2006-07, to account for refunds and the recognition of income. The 2005-06 Budget Act estimates a net multi-year General Fund revenue gain from the amnesty program at $380 million, which represents a $180 million increase from the $200 million gain assumed at the time of the 2005-06 Governor’s Budget. These amounts constitute one-time revenues that the 2005-06 Budget Act proposes to use for one-time purposes.

Under the 2005-06 Budget Act, General Fund expenditures for fiscal year 2004-05 are projected at $81.7 billion, an increase of $1.0 billion compared with 2004 Budget Act estimates. These expenditure projections include the following significant increases (some of which is offset by reductions not reflected here) since the 2004 Budget Act:

•	$258 million in additional Proposition 98 expenditures;

•	$450 million in additional expenditures due to the elimination of the assumption that punitive damages award revenues in this amount would be available for deposit into the General Fund;

•	$150 million in additional expenditures due to the elimination of the assumption that California Performance Review reorganization savings would be realized in this amount;

•	$352 million in additional expenditures due to pending litigation contesting the issuance of pension obligation bonds (This expenditure reduction assumption is now shifted to fiscal year 2005-06, assuming the issuance of pension obligation bonds);

•	$157 million in additional expenditures due to enrollment and population growth;

•	$101 million in additional expenditures for nursing facilities; and

•	$88 million in additional expenditures for increased trial courts costs.

CURRENT STATE BUDGET

Background

The 2005-06 Governor’s Budget, released on January 10, 2005, after funding a $500 million reserve, closed an estimated $9.1 billion gap between resources and expenditures primarily through the use of $1.7 billion of Economic Recovery Bonds, suspending the $1.3 billion transfer from the General Fund of sales taxes on fuels to transportation programs pursuant to Proposition 42, not appropriating $2.3 billion of Proposition 98 increases, and other spending reductions. The 2005-06 May Revision, released on May 13, 2005, reflected an increase in General Fund revenues compared to January of about $3.7 billion due to economic growth and about $3.9 billion in one-time revenues over the 2004-05 and 2005-06 time periods due to the tax amnesty program. With the increased revenues, the May Revision proposed to eliminate the use of Economic Recovery Bonds, fully fund transportation programs under Proposition 42, and pay back 50 percent of the Vehicle License Fee Gap (subsequently increased to 100 percent at Budget Act) owed to local governments, among other things.

2005 Budget Act

The 2005 Budget Act was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by the Governor on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations).

Under the 2005 Budget Act, General Fund revenues and transfers are projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The revenue projections assume continued but moderating growth in California’s economy as reflected in several key indicators. The 2005 Budget Act contains General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 is funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve is projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve will be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

The 2005 Budget Act also includes Special Fund expenditures of $23.3 billion and Bond Fund expenditures of $4.0 billion. The state issued $3.0 billion of Revenue Anticipation Notes (RANs) to meet the state’s short-term cash flow needs for fiscal year 2005-06.

The 2005 Budget Act was substantially similar to the Governor’s May Revision proposals. It contained the following major components:

1. Proposition 98—General Fund expenditures are proposed to increase by $2.582 billion, or 7.6 percent, to $36.6 billion. This reflects increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues in fiscal year 2005-06, adjusted for changes in local revenues. The Budget Act fully funds enrollment growth and a 4.23 percent cost of living increase. Per pupil spending under Proposition 98 is projected to be $7,402, compared to $7,023 in the previous year. The Budget reflects savings of $3.8 billion in 2004-05, which will be restored to the Proposition 98 budget in future years as General Fund revenue growth exceeds personal income growth.

2. Higher Education—The 2005 Budget Act marks the first year of funding for the Higher Education Compact under this Administration. The Compact was signed in spring 2004 with both UC and CSU to provide funding stability for enrollment growth and basic support over the next six fiscal years. The 2005 Budget Act provides for total Higher Education funding of $17.8 billion from all revenue sources, including $10.2 billion General Fund. General Fund support for both the UC and CSU was increased by $134 million (about 5 percent) compared to 2004-05. The Budget Act assumes fee increases for undergraduate and graduate students, consistent with the Compact, which have been approved by the UC and CSU governing boards.

3. Health and Human Services—The 2005 Budget Act increases General Fund expenditures by $2.1 billion, or 8.5 percent, to $27.1 billion for Health and Human Services programs. This increase consists of higher Medi-Cal expenditures of $1.3 billion, Department of Developmental Services expenditures of $152 million, Department of Mental Health expenditures of $306 million, and Department of Social Services expenditures of $55 million, among other things. The Budget reflects the suspension of the July 2005 and July 2006 CalWORKs grant cost-of-living-adjustments (COLAs), yielding General Fund savings of $136 million in 2005-06 and $139 million in 2006-07. The Budget further assumes the January 2006 and January 2007 COLAs for SSI/SSP recipients will be suspended for estimated General Fund savings of $132 million in 2005-06, $407.5 million in 2006-07, and $281 million in 2007-08. The Budget also includes federal fiscal relief of $223 million due to progress in implementing a single, statewide automated child support system.

4. Retirement and Employee Compensation—The 2005 Budget Act provides for full funding of the state’s statutory obligations to the State Teachers’ Retirement System (STRS). The 200506 May Revision had proposed to eliminate the state’s statutory contribution to the STRS Defined Benefit Program, estimated at $499.7 million for 2005-06. The Budget also reflects an augmentation of $355 million for salary increases and dental and vision premium increases for certain bargaining units.

5. Vehicle License Fee Gap Loan Repayment—The 2005 Budget Act fully repays the $1.2 billion that local governments lost between July and October of 2003, when the Vehicle License Fee offset program was temporarily suspended. The 2005-06 May Revision proposed a $593 million repayment. The state is not required to repay the gap loan until August of 2006. This payment was made in August 2005.

6. Transportation Funding—The Proposition 42 transfer is fully funded at an estimated $1.3 billion. The 2005 Budget Act includes a proposal, originally included in the 2004-05 budget, to provide about $1 billion for transportation programs from the sale of future receipts of gaming revenues from new compacts with several Indian tribes. The sale, and a related bond issue, are waiting for resolution of litigation concerning these compacts. In total, these two funding sources would provide additional resources for the following programs: $808 million for the Traffic Congestion Relief Fund, $719 million for the State Transportation Improvement Program, and $402 million for transit. In addition, $384 million from Proposition 42 and Indian Gaming will go towards the $1.52 billion in funding for local streets and roads.

7. Financial Instruments—The 2005 Budget Act reflects the state’s issuance of pension obligation bonds to fund approximately $525 million of the state’s 2005-06 retirement obligation to the California Public Employees’ Retirement System. The General Fund will be responsible for all future bond redemption costs. The state will make interest-only payments of approximately $33.6 million from 2006-07 through 2010-11 and $56.5 million in each fiscal year from 2011-12 through 2026-27. An adverse court ruling and the time required for an appeal makes it unlikely these bonds can be issued as planned. The Budget further reflects the results of the refinancing of a portion of the Golden State Tobacco Securitization Bonds. In exchange for its continued backing of these bonds, the General Fund received $525 million in August, 2005.

The original 2005-06 Governor’s Budget had included a proposal to issue $464 million of judgment bonds to finance the pending settlement of the Paterno lawsuit, but subsequent developments led to the removal of this proposal from the budget. The State has settled three related lawsuits through stipulated judgments. The largest settlement, in the amount of $428 million, provides for the State to make annual payments of $42.8 million per year, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year’s payment, as well as $36 million to fully discharge the other two stipulated judgments, is included in the 2005 Budget Act.

8. Taxes—The Budget Act contains no new taxes.

9. Future Budget Deficits—The Administration recognizes that, absent further corrective action, based on projected revenues and continuation of existing program expenditures, the fiscal year 2006-07 budget will face a gap between revenues and expenditures. The Administration will provide a more detailed estimate of the potential budget gap when it releases the 2006-07 Governor’s Budget in January, 2006.

California Performance Review

As a result of recommendations by the California Performance Review, the Governor submitted two reform proposals to the Little Hoover Commission on January 6, 2005. The first proposal would eliminate 88 boards and commissions (the 2005-06 May Revision reduced the number of boards and commissions to be eliminated to 13), thereby removing unnecessary layers of bureaucracy and improving constituent accessibility. A budget trailer bill, SB 64, was enrolled on July 7, 2005 to eliminate eight boards and commissions. The second proposal would reorganize the Youth and Adult Correctional Agency into the Corrections and Rehabilitation Department by removing duplicative functions and consolidating management authority. The 2005-06 Governor’s Budget assumes no savings from these proposals for fiscal years 2004-05 and 2005-06.

Governor’s Budget Reform Proposals and Related Initiative

Although the 2005 Budget Act is projected to end the 2005-06 fiscal year with a reserve greater than $1 billion, absent corrective action the state’s budget system is still projected to produce deficits in future years. The 2005-06 Governor’s Budget proposed a series of constitutional reforms to create the tools and incentives needed to return California’s budget to true structural balance. These proposed constitutional amendments were submitted to the Legislature in a special session called by the Governor, but were not adopted during the 2005 session.

On June 13, 2005, Governor Schwarzenegger signed a proclamation calling a statewide special election, which was held on November 8, 2005, One of the initiatives that qualified for the special election and which was endorsed by the Governor, was a budget reform initiative titled “California Live Within Our Means Act.” This initiative contained provisions similar, but not identical, to the Governor’s constitutional budget reform proposals. Proposition 76 failed to be adopted by the voters at the election on November 8. Another initiative proposal which had been supported by the Governor, dealing with reform of state pensions, was withdrawn from signature circulation and may be renewed in the future.

LAO Assessment of the 2005 State Budget

September Report—On September 23, 2005, the Legislative Analyst’s Office (“LAO”) released a report titled “California Spending Plan 2005-06—The Budget Act and Related Legislation.” In the introductory portion of this report, the LAO wrote:

“Despite improving revenues, California policymakers continued to face significant fiscal challenges in preparing the 2005-06 budget. Although the projected budget shortfall for 2005-06 was considerably smaller than in the three prior years, the state’s ongoing structural budget problem remained a major concern.

In our November 2004 fiscal forecast, we estimated that the state faced a year-end shortfall in its 2005-06 General Fund budget of nearly $6.7 billion. We estimated an operating deficit of around $7.3 billion in 2005-06, increasing to $10 billion in 2006-07, as various temporary savings expire and deferred obligations start coming due. These projected shortfalls declined in the subsequent months due to stronger-than-expected revenues realized in the spring of 2005 (related to both improved economic activity and large amnesty-related tax collections). As a result, by the time the budget was adopted, the projected year-end 2005-06 shortfall had narrowed to around $3.4 billion, and the ongoing structural shortfall in 2006-07 had dropped to slightly under $9 billion.

The 2005-06 budget package contains about $5.9 billion in solutions [which are] expected to eliminate the $3.4 billion budget shortfall and establish a $1.3 billion year-end reserve, while at the same time enabling the state to prepay the $1.2 billion vehicle license fee (VLF) “gap loan” from local governments (due in 2006-07). [T]he solutions fall into four major categories—namely, program savings, fund shifts, loans and borrowing, and revenues from improved tax compliance.

The 2005-06 budget contains roughly $2 billion in ongoing budgetary savings. We estimate these savings, coupled with the prepayment of the VLF gap loan, will reduce the projected 2006-07 operating shortfall between annual current law revenues and expenditures by roughly one third to around $6 billion.”

November Report—On November 16, 2005, the LAO published a report titled “California’s Fiscal Outlook: LAO Projections, 2005-06 Through 2010-11.” The following are excerpts from the introductory portion of the report:

“The budget outlook for 2006-07 and beyond has improved considerably over the past year. In last year’s California Fiscal Outlook, we projected that the state faced ongoing structural shortfalls peaking at nearly $10 billion in 2006-07. Since that time, California’s budget outlook has benefited from both a major increase in revenues and a significant amount of savings adopted in the 2005-06 spending plan.

While the improved fiscal outlook is clearly very good news, the state still faces major challenges in achieving an ongoing balance between revenues and expenditures and getting its fiscal house in order. Even assuming continued steady economic growth, we project that multibillion dollar operating deficits will persist throughout most of the forecast period. Eliminating these shortfalls will require significant actions. Beyond this, an economic downturn or even sharp slowdown sometime in the next several years would add several billion dollars to the projected shortfalls.

The 2005-06 budget adopted last July included two key features which significantly improved the state’s longer-term fiscal picture. First, it contained well over $2 billion in ongoing budgetary savings, mainly in the areas of Proposition 98 and social services. Second, lawmakers allocated most of the unexpectedly strong revenues received last spring to prepay outstanding loans from local government and eliminate the planned sale of additional deficit-financing bonds.

Key changes in our fiscal estimates since the 2005-06 Budget Act was adopted include the following:

We estimate that General Fund revenues exceeded the budget estimate by over $1 billion in 2004-05 and prior years combined, and will exceed the budget estimate by $2.8 billion in 2005-06. We also estimate that net General Fund expenditures for 2004-05 and 2005-06 will fall below the 2005-06 Budget Act estimate by $80 million. [W]e estimate the 2005-06 year-end reserve will increase from $1.3 billion assumed in the 2005-06 Budget Act to our revised estimate of $5.2 billion. [M]uch of this reserve will be needed to maintain a balanced budget in 2006-07 [for which LAO estimates a] $4 billion operating shortfall.

Our longer-term revenue and expenditure forecasts show that the state would continue to face significant operating shortfalls over the forecast period, peaking at $4.3 billion in 2007-08, before declining to $3 billion in 2008-09, $1.7 billion in 2009-10 and $600 million in 2010-11. [The report notes that these estimates do not take into account transfers from the General Fund to the Budget Stabilization Account pursuant to Proposition 58.]”

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Challenge Seeking Payment to Teachers’ Retirement Board

In May 2003, the Legislature enacted legislation (Chapter 6, Statutes of 2003-04, First Extraordinary Session, Senate Bill No. 20, “SBX1 20”) that deferred the payment of $500 million to CalSTRS’s Supplemental Benefit Maintenance Account (“SBMA”). SBX1 20 also establishes an appropriation of an amount not to exceed $500 million, adjusted by the actual rate of return to funds in the SBMA, in 2006 and every four years thereafter, for the purpose of funding the SBMA. The actual amount of such appropriation, if any, will be determined following a report by the CalSTRS managing board that the funds in the SBMA will be insufficient in any fiscal year before July 1, 2036, to provide certain payments to CalSTRS members, and the certification of the amount of any such appropriation by the State’s Director of Finance. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed a complaint in the Sacramento County Superior Court as Teachers’ Retirement Board, as Manager of the California State Teachers’ Retirement System, et al. v. Tom Campbell, Director of California Department of Finance, and Steve Westly, California State Controller (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State’s General Fund to the SBMA in an amount equal to the continuing appropriation, as it existed prior to the enactment of SBX1 20 ($500 million plus interest). It also seeks injunctive and declaratory relief to the same effect. On May 4, 2005, the Superior Court granted Plaintiffs’ motion for summary adjudication. The court declared SBX1 20 unconstitutionally impairs CalSTRS members’ vested contractual rights. The court further ordered the issuance of a peremptory writ of mandate commanding the Controller to transfer $500 million from the General Fund to the SBMA. The judgment will also include an award of interest in an as yet unknown amount at the rate of 7 percent (7%) per annum both pre- and post judgment. However, because the Legislature has not appropriated funds to pay such interest, the Superior Court cannot, and did not, compel the payment of any pre- or post judgment interest. The State has appealed the decision, and plaintiffs and the intervening California Retired Teachers’ Association have filed cross-appeals.

Tax Refund Cases

Five pending cases challenge the Franchise Tax Board’s treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation’s California tax obligation. In General Motors Corp. v. Franchise Tax Board, the California Supreme Court has granted General Motors’ petition for review of the appellate court’s affirmation of a ruling in favor of the Franchise Tax Board on this issue (General Motors Corp. v. Franchise Tax Board, Case No. S 127086). Toys “R” Us, Inc. v. Franchise Tax Board is pending in the Court of Appeal, Third Appellate District (Case No. C045386). The trial court in Toys “R “ Us ruled in favor of the Franchise Tax Board on this issue. Montgomery Ward LLC v. Franchise Tax Board is pending in the San Diego Superior Court (Case No. 802767), and Colgate-Palmolive v. Franchise Tax Board is pending in the Sacramento County Superior Court (Case No. 03AS00707); the Colgate matter has been stayed, pending the Supreme Court’s decision in General Motors. On February 25, 2005, the Court of Appeal, First Appellate District issued an unpublished opinion in Microsoft Corporation v. Franchise Tax Board (Case No. A105312) in which the court ruled in favor of the Franchise Tax Board. On June 8, 2005, the California Supreme Court granted review. Since review has been granted, the First Appellate District’s decision is not final. On July 28, 2005, the Court of Appeal, First Appellate District issued an unpublished opinion in The Limited Stores, Inc. and Affiliates v. Franchise Tax Board (Case No. A102915) upholding the judgment entered in favor of the Franchise Tax Board. On October 26, 2005, the California Supreme Court granted review but deferred further action in this case pending disposition of the General Motors and Microsoft cases. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $400 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.

Two pending cases challenge the Franchise Tax Board’s LLC fees imposed by Revenue and Taxation Code section 17942. In Northwest Energetic Services, LLC v. Franchise Tax Board (San Francisco Superior CGC-05-437721) plaintiff seeks a refund of fees, interest and penalties paid for 19972001, and in Ventas Finance I, LLC v. Franchise Tax Board (San Francisco Superior 05-440001), plaintiff seeks a refund for 2001-2003. In both cases the plaintiffs allege that section 17942 is unconstitutional on its face and as applied because it discriminates against interstate commerce and violates the Due Process and Equalization clauses. In the alternative, the plaintiffs also allege that the FTB misinterprets section 17942 and that section 17942 is an improper exercise of the state’s police powers. A final decision in favor of these plaintiffs applied to all taxpayers similarly situated could result in loss of annual revenue of in excess of $250 million.

Environmental Cleanup Matter

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action entitled In the Matter of: Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (“Board”). Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement with ARCO. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA’s decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control, the “Government Claims Board”). Litigation on these claims has been tolled by agreement among the parties until October 1, 2006. It is possible these matters could result in a potential loss to the State in excess of $400 million.

In Carla Clark, et. al. v. City of Santa Rosa, et. al (Sonoma County Superior Court, Case No. SCV-227896), 32 plaintiffs who own property or live in Santa Rosa brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The State is sued under a mandatory duty theory premised on an alleged violation of Proposition 65 (The Safe Drinking Water and Toxic Enforcement Act of 1986). Plaintiffs claim property damage, a variety of physical and psychological maladies including birth defects, medical monitoring costs and damages for fear of cancer. Plaintiffs claim damages exceeding $400 million.

Energy-Related Matters

In People v. ACN Energy, Inc., et al. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor’s issuance of executive orders, under the California Emergency Service Act, “commandeering” power purchase arrangements held by Pacific Gas & Electric Company (“PG&E”) and Southern California Edison (“SCE”), referred to as “block forward contracts.” In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the “commandeered” “block forward contracts.” Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for “commandeering” the “block forward contracts” in the amount of approximately $1 billion.

Escheated Property Claims

In three pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): Lusby-Taylor v. Westly (U.S. Court of Appeals, Ninth Circuit, Case No. 0216511); Porcile v. Westly (Los Angeles County Superior Court, Case No. BC2884295 and Suever v. Westly (U.S. Court of Appeals, Ninth Circuit, Case No. 04-15555). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which certain plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. The State is vigorously defending all of these actions. The Porcile case has been dismissed, but prior to dismissal, it was coordinated with two other actions that raise similar claims, Meyer v. Westly (Los Angeles County Superior Court, Case No. BC310304) and Browne v. Westly (Sacramento County Superior Court, Case No. 04AS02570). The coordinated action, which includes taxpayer claims involving the Controller’s management of the unclaimed property system, is being litigated in the state trial court. The State prevailed in the federal trial court in Suever, which is now pending appeal. Lusby-Taylor has been stayed by the federal trial court pending the Ninth Circuit’s consideration of an appeal from the trial court’s denial of plaintiffs’ motion for a preliminary injunction. If one or more of these cases is certified as a class action and the class ultimately prevails on the damages claim, damages for the class could be in excess of $500 million. All of these cases are styled as class actions, though no class has yet been certified in any of the cases. The State has ultimately prevailed in two cases in which plaintiffs also claimed that the Controller’s unclaimed property notice practices were unconstitutional and failed to meet statutory requirements: Fong v. Westly (2004) 117 Cal. App. 4th 841 and Harris v. Westly (2004) 116 Cal. App. 4th 214.

In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly (Los Angeles County Superior Court, Case No. BC310200); Trust Realty Partners v. Westly (Sacramento County Superior Court, Case No. 04AS02522); Coppoletta v. Westley (Sacramento County Superior Court (Case No. 05439933). The Trust Realty Partners lawsuit focuses on the State’s elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c), as amended effective August 11, 2003, “CCP 1540”), and the Morris lawsuit challenges both the elimination of interest and whether the State’s custodial use of escheated funds entitles the claimant to constructive interest. The Morris case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in Morris seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The Trust Realty Partners case is not styled as class actions suit, but in addition to seeking general and special damages in a sum according to proof at trial, the case seeks a common fund recovery and an injunction restraining the Controller from engaging in the acts alleged in the complaint. The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. If the Morris case ultimately prevails as a class action, or the injunctions prayed for in the Trust Realty Partners cases are issued and upheld, or if the issues raised in any of these cases require the State Controller to pay interest on escheated property or to manage unclaimed property as a trust for the benefit of the true owners, as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors’ rights resulting from the Department of Corrections and Rehabilitation’s use of a body imaging machine to search visitors entering state prisons for contraband. This matter has been certified as a class action. The superior court granted summary adjudication in favor of the State, and in doing so, dismissed all claims for damages, leaving a remaining taxpayer claim for injunctive relief. Plaintiffs have filed a motion for reconsideration of the ruling, which is pending. If a court were to revive the damages claims and award damages pursuant to the California Civil Code for every use of the body-imaging machine, damages could be as high as $3 billion. The trial is currently scheduled to begin in March 2006.

Two pending cases involve due process constitutional challenges to an individual being placed on the state’s child abuse central index prior to the conclusion of a noticed hearing: Burt v. County of Orange, et al. (Orange County Superior Court, Case No. 02CC 10491) and Gomez v. Saenz, et. al. (Los Angeles County Superior Court, Case No. BC 284896). Recently, the Court of Appeal in Burt said that before a person is placed on the child abuse central index, that person is entitled to a hearing. However, the appellate court did not decide the issue of what type of hearing would be sufficient. That issue is the subject of the current activity at the trial court. Depending on the type and scope of the hearing that the trial court might order, and the number of individuals currently on the index that might be entitled to a hearing prior to remaining on the index, the costs to the State related to conducting these hearings could be in excess of $500 million.

Action Seeking A Cost of Living Adjustment for CalWORKs Recipients

The case of Juana Raquel Guillen, et al. v. Schwarzenegger, et al. is currently pending before the Court of Appeal (First Appellate District, Division 3; Case No, A106873). The trial court decision on appeal in this case determined that Governor Schwarzenegger’s executive order in November 2003, which reduced the Vehicle License Fee charged to vehicle owners and increased the corresponding Vehicle License Fee offset to local governments, acted as an “increase in tax relief’, which, by statute, triggers an upward cost of living adjustment for recipients of Ca1WORKs program benefits. The petitioners seek a cost of living adjustment, beginning with fiscal year 2003-04. The estimated cost of the State of a final, unappealable determination consistent with the determination of the trial court, is now estimated to be approximately $350 million.

Actions Seeking Program Modifications

In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the

State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $250 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

In Natural Resources Defense Council et al., v. California Department of Transportation, et al. (U.S. District Court, Central District, Case No. 93-6073-ER-(JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the “Department”) to comply with National Pollution Discharge Elimination System (“NPDES”) requirements under the federal Clean Water Act (“Act”) in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs’ position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

The matter of Conlan v. Bonta (First Appellate District, Case No. A106278) followed a prior appellate court decision determining that the State’s Medi-Cal program violates federal law because the program fails to promptly reimburse medical payments made by patients within the 90-day window prior to submitting an application for Medi-Cal benefits. The State’s Medi-Cal program relies on Medi-Cal providers to reimburse beneficiaries for out-of-pocket expenses paid during this retroactive “reimbursement window” period. On remand following this appellate decision, the trial court ordered the Department of Health Services to develop a compliance plan to implement the appellate decision. The trial court rejected the proposed plan, and ordered the Department of Health Services to take certain steps to provide for additional reimbursement to Medi-Cal recipients, and the Department of Health Services appealed. At issue in the action were certain administrative procedures ordered by the trial court. The Court of Appeal upheld the trial court’s order, except for two issues in which the Court sided with the Department of Health Services, leaving only one aspect of the reimbursement program ineligible for the federal off-set. While the impact of the cost of complying with the trial court’s plan for reimbursement is unknown, certain estimates of the costs of the administrative due process procedures required by the court, when combined with the cost of reimbursements that the Department of Health Services now believes may not be eligible for federal off-set, may be in excess of $250 million.

The following cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

In Stephen Sanchez, et al. v. Grantland Johnson, et al. (U.S. Court of Appeals, Ninth Circuit, Case No 04-15228), the plaintiffs appealed a decision by the U.S. District Court dismissing plaintiffs’ class action seeking declaratory and injunctive relief. The plaintiffs sought relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The Ninth Circuit upheld the District Court’s judgment finding that California has a comprehensive plan for deinstitutionalization of the developmentally disabled, and that plaintiffs do not have a right to sue California regarding Medi-Cal rates. Plaintiffs are filing petitions for rehearing en banc.

In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

Actions Seeking Medi-Cal Reimbursements

Two cases, each entitled California Association of Health Facilities (“CAHF’) v. Department of Health Services (“DHS’) have been consolidated in the First District Court of Appeal (Case Nos. 03-425819 and 02-415443). CAHF, which represents approximately 1400 skilled-nursing and intermediate-care facilities, filed two separate cases alleging that the Medi-Cal reimbursement rates paid by DHS to providers for, respectively, the 2001-2002 and 2002-2003 rate years were too low. The superior court sustained DHS’s demurrers in both cases and entered judgment for DHS. CAHF’S appeal has been fully briefed and the parties are awaiting notification of a date for oral argument. A final decision adverse to DHS in both of the consolidated cases could result in reimbursement costs exceeding $250 million.

Based upon its ruling in Sanchez v. Johnson (9th Cir. Case No. 04-15228; U.S.D.C., No. D. Cal., Case No. CV-00-01593), the U.S. Court of Appeal, Ninth Circuit ruled in the consolidated actions of California Medical Association v. Bonta (Case No. 04-15532; U.S.D.C., E.D. Cal., Case No. CIV-S-03-2336 DFL PAN) and Clayworth v. Bonta. (Case No. 04-15498; U.S.D.C., E.D. Cal., Case No. CIV-S-03-2110 DFL PAN) that neither Medi-Cal recipients nor providers had a private right under 42 U.S.C. section 1983 to challenge California’s compliance with section 1396a(a)(30)(A) of the Medicaid Act. Plaintiffs are Medi-Cal providers, provider associations, and beneficiaries who challenge the legality of a five-percent reduction in Medi-Cal reimbursement rates that became effective January 1, 2004. The statute by which the reduction was effected applies both to Medi-Cal fee-for-service providers including physicians, dentists, and pharmacists, and to managed care health plans. Previously, at the district court, plaintiffs obtained a preliminary injunction enjoining DHS from implementing the reduction to the fee-for-service system but failed to have the injunction extended to the managed care setting. The trial court concluded that (1) Medi-Cal beneficiaries have a private right of action under the Medicaid Act, and (2) DHS failed to conduct a principled analysis to ensure that the payment reductions would not adversely affect “quality of care” and “equal access” to health care in violation of section 30 (A) the Medicaid Act. As a result of the Ninth Circuit’s decision, the plaintiffs petitioned for rehearing in banc, and as of December 20, 2005 the decision of the District Court was reversed in an interlocutory appeal. A final decision in favor of the plaintiffs could result in increased reimbursement costs exceeding $400 million per year.

Actions to Increase Amount of State Aid for Foster or Adopted Developmentally Disabled Dependent Children

Ten pending class action lawsuits challenge the amount of aid provided by the State for the care of dependent children (either in foster care or adopted) who have also been determined to be developmentally disabled by a regional center. These cases have recently been coordinated with Butler v. Department of Social Services, (Los Angeles Superior Court, Case No. BC329695). Specifically, plaintiffs assert that they were entitled to, but did not receive, the Alternative Residential Model (ARM) rate (also known as dual agency rate) but have instead have been receiving the standard AFDC-FC (foster care) rate and/or the AAP (adoption assistance program) rate. A final decision in favor of these plaintiffs could exceed $450 million. The State is vigorously litigating this issue.

Local Government Mandate Claims and Actions

In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the “Commission”) (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant,

Statutes 1982, Chapters 328 and 1594), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults (“MIAs”). The amount demanded in the claim for un-reimbursed costs for fiscal year 2000-2001 is just over $9.2 million. The County of San Bernardino’s test claim poses a potential for a negative impact on the General Fund in the amount of the un-reimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be “un-reimbursed” to the counties by the State is unknown. In recent years, the counties have received approximately $1 billion annually in vehicle license fee revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the vehicle license fee portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a final appellate court decision (County of San Diego v. Commission on State Mandates, et al. Fourth Appellate District, Case No. D039471; petition for review denied by the California Supreme Court) that awarded the County of San Diego un-reimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues.

Two lawsuits are pending that assert that the State’s practice in recent years of appropriating $1,000 for certain state-mandated programs, to be divided among all 58 counties, and deferring repayment of the balance, violates the State Constitution. . These lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al. (Case No. GIC 825109) and County of Orange v. State of California, et al. (Case No. GIC 827845)). These plaintiff counties are seeking full payment for the un-reimbursed costs of implementing a variety of programs over the last ten years. The County of San Diego has alleged un-reimbursed costs in excess of $40 million through fiscal year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for un-reimbursed state-mandated costs. The court has granted a motion, in part, declaring that the State’s practice of paying $1,000 for each program and deferring payment of the balance violates the Constitution, and has further ruled that Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A at the November 2004 election, did not change this result. The amount of the un-reimbursed mandates remains undetermined. The effects of a final determination by an appellate court that the State is required to reimburse the counties now in an amount equal to the previously unreimbursed state mandated costs, if applied to each of California’s 58 counties, could result in costs in excess of $1.5 billion for existing un-reimbursed mandates.

Action for Damages for Alleged Destruction at Indian Burial Sites

On January 16, 2004, John Tommy Rosas v. United States of America, et al. was filed in the U.S. District Court, Central District (Case No. CV04-312 WMB (SSx)). Plaintiff, in his individual capacity and as the alleged vice-chairman of the Tribal Counsel, Gabrielino/Tongva Indians of California, alleges violation of various federal statutes by a variety of federal agencies, corporations, individuals and four State entities (the California Coastal Commission, the Regional Water Quality Control Board, the State Historic Preservation Officer and the California Native American Heritage Commission). Plaintiff alleges that in allowing the development of certain property, defendants violated federal laws protecting sacred Indian burial sites. Plaintiff seeks damages in the amount of $525 million. Plaintiff has not properly served the California state agency defendants. In February 2004, the corporate defendants filed a motion to dismiss. Plaintiff failed to respond to this motion and on August 12, 2005, the magistrate judge issued an order dismissing the complaint with leave to file an amended complaint no later than September 15, 2005. Again plaintiff failed to respond and on September 26, 2005, the magistrate judge filed her report and recommendation that the District Court dismiss this action with prejudice. On October 17, 2005, judgment was entered, dismissing this action without prejudice.

Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the “Amended Compacts”). Those Amended Compacts are being challenged as described below. An unfavorable decision to the State in either of the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate $35 million of additional revenues in fiscal year 2005-06 anticipated to result from the Amended Compacts, and could delay or impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Case No. 04 CV 1151 W (WMc)) the plaintiff (the “Rincon Band”), a federally recognized Indian Tribe, alleges, in primary part, that a compact entered into between the Rincon Band and the State in 1999, is part of a statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band’s 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. It also raises other breach of compact claims. The District Court denied plaintiff’s motion for injunctive relief, and dismissed the complaint on a procedural basis as to the impairment claims and on lack of jurisdiction as to the breach of compact claims. The matter was previously on appeal in the U.S. Court of Appeal, Ninth Circuit (Case No. 04-56396). The appeal was stayed pending the District Court’s ruling on a motion for reconsideration of the breach of compact claims, brought by the plaintiff. The District Court granted that request in part, but dismissed all but four claims that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The Ninth Circuit granted the tribe’s request for dismissal of its appeal and the four remaining breach of compact claims are now being litigated back in the trial court.

California Commerce Casino, Inc., et al. v. Schwarzenegger, et al. (Los Angeles Superior Court, Case No. BS097173) is an action brought by the owner of a card room and an individual plaintiff and petitioner, challenging the Legislature’s recent ratification of the tribal compact amendments described above, which was done through urgency legislation (Statutes 2004, Chapter 91; “Chapter 91”). Plaintiffs and petitioners allege that Chapter 91 violates a provision of the California Constitution, which bars the grant of vested rights or franchises in an urgency measure, and allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. The complaint also alleges that Chapter 91 violates recently enacted provisions of the California Constitution which prohibit certain borrowings to fund a year-end state budget deficit (“Proposition 58”); and constitutes an unconstitutional attempt to contract away the State’s police power. Plaintiffs and petitioners seek an injunction restraining the implementation of Chapter 91; a decision prohibiting the implementation of Chapter 91; and a declaration that Chapter 91 is unconstitutional. Defendant’s filed a demurrer to the complaint, which was granted, without leave to amend, on October 25, 2005. In granting the demurrer, the court found that: (1) all nine claims were barred by the 60 day statute of limitations in AB 687 and (2) the plaintiffs failed and, because of sovereign immunity, were not able to name the five affected tribes as necessary and indispensable parties. The court dismissed the case with prejudice. On January 4, 2006, the plaintiff filed an appeal.

Matter Seeking Validation of Pension Obligation Bonds

The Legislature enacted the California Pension Restructuring Bond Act of 2004 (Government Code sections 16940 et seq.), which authorized the Pension Obligation Bond Committee (the “Committee”) to issue bonds to fund all or a portion of the State’s pension obligation in any two fiscal years. Pursuant to that authorization, the Committee authorized the issuance of bonds in an amount not to exceed $960 million to pay a portion of the State’s pension obligation for fiscal year 2004-05. The Committee also resolved to seek court validation of the bonds and the indenture pertaining to the bonds pursuant to a validation process established by Code of Civil Procedure sections 860 et seq. On October 22, 2004, the Committee filed Pension Obligation Bond Committee v. All Persons Interested in the Matter of the Validity of the State of California’s Pension Obligation, etc. (Sacramento County Superior Court, Case No. 04AS043032994). A public interest group filed an answer, and the trial was held on October 13, 2005. The court’s final order and ruling dated November 15, 2005, found that the bonds were not valid under the State’s debt limit. The Committee will seek appellate review. The State will not be able to issue pension obligation bonds until this matter is finally resolved.

Prison Healthcare Reform

Plata v. Schwarzenegger (U.S. District Court case no. C-01-1351 TEH) is a class action regarding all prison medical care in the State. Plaintiffs alleged that the State was not providing constitutionally adequate medical care as required by the Eighth Amendment to the U.S. Constitution. The case was settled three years ago, but the federal court retained jurisdiction to enforce the terms of a stipulated judgment. The judgment set up a team of experts to evaluate the adequacy of the medical care delivery system and propose solutions to fulfill the State’s obligations to plaintiffs under the Eighth Amendment to the U.S. Constitution. On June 30, 2005, the district court ruled from the bench that he is appointing a receiver to run and operate the approximately $750 million adult health care delivery system (excluding mental health and dental care) of the California Department of Corrections and Rehabilitation, affecting approximately 32 prisons throughout the State (excluding Pelican Bay State Prison). On October 3, 2005, the district court issued two orders: (1) Findings of Fact and Conclusions of Law Re: Appointment of Receiver; and (2) Order Appointing Court Expert to “assist the Court in identifying discrete, urgently needed, remedial measures,” including providing clinical staff at those institutions with the greatest immediate need, pending the appointment of a receiver. The district court is still interviewing candidates, and will be using a national search firm to identify potential receiver candidates. The Court-appointed correctional expert issued a report to the Court regarding interim measures pending the appointment of the receiver. At this time, it is unknown what financial impact such an unprecedented decision would have on the State’s General Fund.

Action Seeking Recalculation of Proposition 98 Minimum Funding Guarantee

On August 8, 2005, a lawsuit titled California Teachers Association et al v. Arnold Schwarzenegger et al. (Sacramento County Superior Court, Case No. 05CSO1165) was filed. Plaintiffs—California Teachers Association, California Superintendent of Public Instruction Jack O’Connell, and various other individuals—allege that the California Constitution’s minimum school funding guarantee was not followed for the 2004-05 fiscal year and the 2005-06 fiscal year. Plaintiffs allege an underfunding of approximately $3.1 billion for the two fiscal years. Plaintiffs seek a writ of mandate requiring the state to recalculate the minimum-funding guarantee in compliance with Article XVI, Section 8 of the California Constitution and declaratory relief finding that the State failed to appropriate sufficient funds to comply with the minimum funding requirement.

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RATING AGENCIES’ ACTIONS

As of July 2005 Fitch, Standard & Poor’s and Moody’s rated the State’s general obligations A, A and A2, respectively. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revision or withdrawal of a rating could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C [to be updated]

ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in New York municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of New York (“New York” or the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of New York issuers and other reports publicly issued by the State or certain of its agencies. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. Neither the New York Fund nor the manager has independently verified, and neither is responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any New York issuer.

CURRENT ECONOMIC OUTLOOK

Recent above-trend national growth rates have helped to buttress the New York State economy. As of October 2005, the New York State Index of Coincident Economic Indicators prepared by the State’s Division of the Budget (the “DOB”) shows that the State economy has been in recovery for two years. The State economy added about 80,000 private sector jobs between September 2004 and November 2005. The State is estimated to have emerged from recession in the summer of 2003. The New York State economy is well on its way to a full recovery from the impact of the September 11th attack, reversing several years where the State’s job base was in decline. The continued strengthening of the State economy is expected to help to sustain the housing market, although not at the torrid pace of growth observed in 2004. Moreover, with the pickup in equity market activity toward the end of 2004, the securities industry saw solid profit levels, though below those earned in 2003. Bonus growth is expected to slow, resulting in total New York wage growth of 4.6 percent for 2005, followed by growth of 5.2 percent in 2006. State nonagricultural employment is projected to rise 0.8 percent in 2006, a slight decline from the 1.0 percent increase expected in 2005.

In 2005-06, the State’s General Fund GAAP Financial Plan shows total revenues of $39.5 billion, total expenditures of $48.9 billion, and net other financing sources of $9.4 billion, resulting in a projected operating surplus of $46 million and a projected accumulated surplus of $592 million. The operating results primarily reflect the moneys set aside in the Fiscal Stability Reserve.

As of October 2005, general Fund receipts for 2005-06, including transfers from other funds, are projected at $47.1 billion in 2005-06, an increase of $777 million from the First Quarterly Update to the 2005-06 Financial Plan estimates (the “First Quarterly Update”) issued by the DOB in August 2005. The positive revisions are due to better than anticipated results in personal income tax collection and corporate franchise tax. DOB believes the revisions to the receipts forecast are conservative given positive results to date and, as a result, the potential exists for future positive changes to the revenue forecast. However, much of the increase in collections through September 2005 was concentrated in taxes that historically have been highly volatile, especially the real estate transfer tax, estate tax, and the corporate franchise tax.

General Fund disbursements, including transfers to other funds, are expected to total $46.9 billion in 2005-06, an increase of $447 million from the First Quarterly Update, and State funds spending is projected to total $70.5 billion in 2005-06. All State funds spending in 2004-05 is projected to total $106.7 billion, an increase of $24 million for the First Quarterly Update.

DOB projects the State will end the 2005-06 fiscal year with a balance of $2.8 billion in the General Fund. The balance includes $1 billion in the State’s Tax Stabilization Reserve Fund (the “rainy day reserve”), $552 million in the Personal come Tax (PIT) Reserve Fund, $301 million in the Community Projects Fund, and $21 million in the State’s Contingency Reserve Fund.

Special Considerations

DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, many complex political, social, and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. Projections are also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Rising interest rates tend to have a more negative impact on the New York economy than on the nation as a whole. Higher energy prices and global instability also loom large as risks to equity market performance. A weaker financial market performance than expected could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2006. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, greater demand for financial market services and even stronger income growth in that sector than expected.

The State is involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. The State is counting on $2.2 billion in conversion proceeds from Empire and other sources to finance Health Care Reform Act (HCRA) programs in 2005-06. In order to insure General Fund balance, the Enacted Budget provides that no spending for certain HCRA programs may occur after June 30, 2005 unless conversion proceeds become available. The Financial Plan assumes that this issue will be resolved to allow full year spending for all HCRA programs. Other risks inherent in the current projections include the performance of the State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

The Financial Plan projections assume that video lottery terminal (VLT) revenues will be used to continue to finance the State’s SBE program. The SBE program is part of the State’s efforts to comply with a State Court of Appeals ruling that found that the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid. The State Court of Appeals has upheld the constitutionality of VLTs as a lottery game for education funding.

An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State’s projections of receipts and disbursements. It is unclear at this time what impact, if any, Federal actions may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

2005-06 Fiscal Year

The New York economy continues to expand. Recent above-trend national growth rates have helped to buttress the New York State economy, putting the State well on its way to a full recovery from the impact of the September 11 attack, and reversing several years where the State’s job base was in decline. New York emerged from the national recession in September 2003, marking an important milestone in the State’s recovery from the impact of September 11th. The State economy is experiencing sustained growth, and generating tax collections above the levels forecast by DOB in its most recent update to the 2004-05 Financial Plan issued November 1, 2004 (the “Mid-Year Update”). As of January 25, 2005, DOB projects underlying annual receipts growth of 10.2 percent in 2004-05 and 6.5 percent in 2005-06, based on actual results then available and a revised economic forecast.

The expected merger of WellChoice, Inc. and WellPoint, Inc. would eliminate the most significant known risk to the State’s 2005-06 Financial Plan. In the current year, the State had been planning on an additional $1.1 billion in revenues for Health Care Reform Act (HCRA) through stock sales related to the conversion of WellChoice into a for profit entity. The merger, if completed as planned, is expected to generate approximately $2 billion in cash in the current year for HCRA, as well as additional resources in future years.

As of October 2005, DOB projects General Fund receipts, including transfers from other funds, of $47.1 billion and General Fund disbursements, including transfers to other funds, of $46.9 billion. The General Fund is projected to end the current fiscal year with a balance of $2.8 billion. The balance includes $1 billion in the fiscal stability reserve which is planned to be used in equal installments to lower the outyear gaps, $872 million in the Tax Stabilization Reserve Fund (the “rainy day reserve”), $552 million in the Personal Income Tax (PIT) Reserve Fund set aside to pay refunds on calendar year 2005 tax liabilities, $286 million in the Community Projects Fund that finances existing legislative and gubernatorial initiatives, and $21 million in the Contingency Reserve Fund for litigation.

The most significant revisions to the three-year General Fund forecast include an increase in projected revenues driven by continued favorable economic conditions, partially offset by higher spending for energy in the wake of the gulf coast hurricanes, Medicaid due mainly to implementation of the Federal Medicare Part D Prescription Drug Benefit Program, and an additional General Fund subsidy to HCRA in 2007-08.

Size of the 2005-06 Fiscal Budget

General Fund spending is projected to total $46.9 billion in 2005-06, an increase of $447 million over the First Quarterly Update. State Funds disbursements, which include spending financed from other state revenue sources as well as the General Fund, are projected to total $70.5 million in 2005-06, an increase of $16 million from the First Quarterly Update. State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to total $70.5 billion in 2005-06. All Funds spending, which includes Federal grants and is the broadest measure of State spending, is projected to total $106.7 billion in 2005-06, an increase of $24 million from the First Quarterly Update.

2005-2006 Budget Gaps

As noted in the Enacted Budget Report and First Quarterly Update, the projected outyear budget gaps are primarily the result of anticipated spending increases that exceed the growth in revenues, and the loss of nonrecurring resources used to help balance the budget in 2005-06.

General Fund receipts in 2006-07 are projected to increase by $1.8 billion from the current year. Underlying revenue growth of $3.2 billion (6.2 percent) in 2006-07 is offset by the loss of several one-time revenues (roughly $500 million), the phase-out of PIT surcharge and a one-quarter percent increase in sales tax ($1 billion) and higher debt service costs which reduce the amount of transfers from the Revenue Bond Tax Fund to the General Fund ($185 million).

2005-06 FINANCIAL PLAN

The Legislature completed action on the Executive Budget appropriation and Article VII bills for the 2005-06 fiscal year by March 31, 2005 (passing the debt service appropriation bill on March 8 and the remaining bills by the end of the month). On April 12, 2005, several amendments (“chapter amendments”) to the 2005-06 budget were enacted that authorized, among other things, funding for the Temporary Assistance for Needy Families program (TANF), the Environmental Protection Fund (EPF), and the Help America Vote Act. The State’s official Enacted Budget Financial Plan projections set forth here are based on the budget bills and chapter amendments enacted through April 12, 2005.

The Executive Budget for 2005-06 presented a balanced General Fund Financial Plan that eliminated a projected budget gap of $4.2 billion. The Enacted Budget Financial Plan for 2005-06 is also balanced, the result of both new resources and the approval of roughly $3.3 billion of the $4.1 billion in Executive Budget gap-closing recommendations. Reserves have been increased to $1.5 billion.

In summary, the Enacted Budget authorized approximately $1.8 billion of the $2.8 billion in spending restraint proposed with the Executive Budget, including (a) roughly one-half of the $1.1 billion in proposed Medicaid provider and recipient cost containment and all $800 million in savings from financing certain Medicaid spending outside of the General Fund, (b) debt management initiatives to help reduce the growth in debt service costs ($150 million), and (c) mental hygiene savings ($250 million). Revenue actions net of tax cuts total $605 million, or $72 million above the $533 million proposed with the Executive Budget. Finally, $889 million in one-time actions are authorized in the budget, an increase of $33 million above the Executive proposal.

The Enacted Budget provides an $850 million school year increase in school aid, $324 million above the level recommended in the Executive Budget. The school aid program includes a new “sound basic education” (SBE) aid program, financed with Video Lottery Terminal (VLT) revenues, that will distribute aid through a formula that benefits high-need districts. The SBE program is part of the State’s efforts to comply with a State Court of Appeals’ ruling that found the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid.

The Enacted Budget includes funding, consistent with the Executive Budget, to permit the State to pay for the local share of Medicaid costs in excess of 2005 spending levels plus 3.5 percent ($121 million), to accelerate the full State takeover of the Family Health Plus (FHP) program ($25 million), and to provide enhanced aid for local governments ($61 million).

The Enacted Budget Financial Plan projects General Fund spending, including transfers to other funds, will total $46.2 billion, an increase of $2.1 billion (4.7 percent) from 2004-05. State Funds spending, which includes spending financed from other State revenue sources as well as the General Fund, is projected at $70.3 billion, an annual increase of $4.9 billion (7.4 percent). All Governmental Funds spending (hereafter “All Funds”), which includes Federal grants, is estimated to increase by $4.4 billion (4.3 percent) for a total of $106.5 billion.

The 2005-06 Financial Plan includes a fiscal stability reserve of $601 million. The State’s general reserves are projected to total $1.5 billion in 2005-06, equivalent to roughly 3.2 percent of General Fund spending. As in any fiscal year, the Enacted Budget Financial Plan is subject to a variety of risks and uncertainties that could cause actual results to differ materially from current projections. For example, the State is involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. The State is counting on $2.2 billion in conversion proceeds from Empire and other sources to finance the Health Care Reform Act (HCRA) programs in 2005-06. In order to insure General Fund balance, the Enacted Budget provides that no spending for certain HCRA programs may occur after June 30, 2005 unless conversion proceeds become available. The Financial Plan assumes that this issue will be resolved to allow full year spending for all HCRA programs. Other risks inherent in the current projections include the performance of the State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

2005-06 Receipts

Tax Receipts

All Funds tax receipts are projected to total nearly $53 billion in the current year, an increase of $804 million from the First Quarterly Update. The revision reflects the better than expected results for PIT and corporate franchise tax.

DOB believes the revisions to the receipts forecast are conservative given positive results to date and, as a result, the potential exists for future positive changes to the revenue forecast. However, much of the increase in collections through September 2005 was concentrated in taxes that historically have been highly volatile, especially the real estate transfer tax, estate tax, and the corporate franchise tax. Should the upward trend in these taxes continue to be positive, DOB expects to revise the receipts forecast upward with the 2006-07 Executive Budget presentation.

Personal Income Tax

General Fund PIT receipts are projected to increase by $2.4 billion (13.1 percent) from 2004-05. The increase is due to continued economic improvement in 2005 (stronger withholding and estimated tax payments), strong payments on 2004 tax liability (higher final returns and extensions offset slightly by an increase in refunds) and a smaller deposit into the PIT refund reserve account. This amount is offset by a larger deposit to the RBTF.

General Fund PIT receipts, including refund reserve transactions, are revised upward by $1.1 billion from the Executive Budget estimate. This reflects the combination of an increase to base collection estimates due to stronger 2004-05 actuals, changes to tax actions proposed with the Budget, and additional resources from the refund reserve account deposited at the start of 2005-06 fiscal year largely reflecting higher than expected 2004-05 results.

User Taxes and Fees

User taxes and fees include receipts from the State sales tax, cigarette and tobacco products taxes, alcoholic beverage taxes and fees, motor fuel taxes, and motor vehicle license and registration fees. Receipts for user taxes and fees for 2005-06 are projected to total $8.5 billion, a decrease from reported 2004-05 collections. The projected decline in sales tax cash receipts is largely attributable to the sunset of the temporary increase in the overall tax rate from 4.25 percent to 4 percent effective June 1, 2005. The Enacted Budget postponed the exemption on items of clothing and footwear for two years, until May 31, 2007, and replaced it with two temporary one-week exemptions with the same $110 thresholds. Growth in the sales tax base, after adjusting for tax law changes and other factors, is projected at 6.0 percent.

The decline in General Fund cigarette tax receipts of $5 million from the prior year is the result of a continuation of the long-term consumption decline in cigarettes. User taxes and fees are revised downward by $21 million from the Executive Budget estimates. This decline mainly reflects proposed tax actions that differ from those contained in the Enacted Budget.

Business Taxes

Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Receipts for business taxes for 2005-06 are projected to total $4.3 billion, an increase of $214 million (5.3 percent) from 2004-05 collections. This increase is primarily due to an expectation of continued strength in the corporate franchise tax. Business tax receipts for 2005-06 have been revised up by $167 million from the Executive Budget, to reflect anticipated increases in audit collections, as well as continued strength in corporate franchise tax and the insurance premiums tax payments.

Other Taxes

Other tax receipts are now projected to total $779 million, which is $148 million below last year’s amount, but unchanged from the Executive Budget estimate. This category includes the estate and gift tax, real property gains tax, and pari-mutuel taxes. Previously enacted legislation to repeal both the real property gains tax and the gift tax, and to reduce the estate and pari-mutuel taxes, has significantly reduced collections from these sources.

Miscellaneous Receipts

Miscellaneous receipts are projected to be $13.0 billion, an annual increase of $1.5 billion (13.0 percent) over 2004-05. The annual growth is primarily due to the additional transfers from HCRA, including projected Empire conversion proceeds, to support State Medicaid and other public health costs ($1.7 billion), increased receipts from assessments on hospital, home care and nursing home revenues ($180 million), and higher receipts under the Tribal State Compact agreement due to the timing of deposits ($132 million). DOB has lowered its receipts projections on the basis of historical trends and 2004-05 preliminary results which offset the increases described above ($600 million).

Federal Grants

Federal grants are projected to total $34.6 billion in 2005-06, a modest increase of $79 million (0.2 percent) from 2004-05. Changes to Federal grants generally correspond to changes in federally reimbursed spending. However, since Federal reimbursement is assumed to be received in the State fiscal year in which spending occurs, additional timing-related variances result. Spending for World Trade Center activities ($1.2 billion) 6 and Children and Families ($170 million) are expected to decline from 2004-05 levels. These declines are partially offset by growth in welfare ($314 million), federally supported education costs ($304 million), elections ($148 million), mental hygiene ($131 million), homeland security ($96 million) and Medicaid ($88 million).

2005-06 Disbursements

DOB projects General Fund disbursements will total $46.2 billion in 2005-06, an increase of $2.1 billion (4.7 percent) over 2004-05 actual results. State Funds and All Funds disbursements are projected to reach $70.3 billion and $106.5 billion in 2005-06, an increase of $4.9 billion (7.4 percent) and $4.4 billion (4.3 percent) over the prior year. The largest All Funds spending increases are for Medicaid ($1.7 billion), school aid ($953 million), and higher education ($832 million), as summarized in the following table.

Medicaid

All Funds Medicaid spending in 2005-06 is projected to increase by $1.7 billion over the prior year primarily due to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. These trends account for over half of the annual growth. DOB’s estimate is based on current experience in the State’s Medicaid program and the Congressional Budget Office’s national projections. In addition, the expiration in June 2004 of a temporary 2.95 percent Federal share increase will result in $109 million in higher State share spending in 2005-06. The remaining sources of growth include the continued phase-in of the State takeover of local government FHP costs ($60 million in 2004-05 growing to $252 million in 2005-06), the commencement of the State takeover of all local Medicaid costs in excess of 2005 spending levels plus 3.5 percent ($121 million) and various other changes, including the discontinuation of certain county shares adjustments.

Education

School aid spending in State fiscal year 2005-06 is projected to total $18.5 billion on an All Funds basis, an increase of $953 million above fiscal year 2004-05. The increase primarily reflects the balance of aid payable for the 2004-05 school year ($248 million), the fiscal year costs of the 2005-06 school year increase ($593 million), and higher Federal spending ($173 million). A decrease in capital projects spending partially offsets the annual growth ($39 million).

Other education aid, including special education services and other targeted programs, is projected at $2.6 billion, an increase of $316 million from 2004-05. The annual growth consists of higher Federal funding under the Individuals with Disabilities Education Act program ($93 million), costs related to enrollment growth in the Preschool Special Education Program ($73 million), and funding for legislatively-directed education spending originally planned for 2004-05 but now expected to occur in 2005-06 (net change of $120 million over the two years).

All Funds spending for higher education is projected at $7.6 billion, an increase of $832 million over 2004-05 primarily due to higher salaries, inflationary increases, and program growth at the State University of New York (SUNY), the City University of New York (CUNY), and Higher Education Services Corporation (HESC) ($371 million), as well as higher capital spending for the public universities ($461 million).

Welfare

Welfare programs provide benefits to poor families in the form of cash grants, child welfare services, tax credits for eligible low-income workers, and employment services. The State’s three main programs include Family Assistance, Supplemental Security Income (SSI) and Safety Net. The Family Assistance program, which is financed jointly by the Federal government, the State, and local districts, provides employment assessments, support services and time-limited cash assistance to eligible families and children. The State adds a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled. The Safety Net Assistance program provides cash assistance and employment services for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law and is financed jointly by the State and local districts. Funding is also provided for local administration of welfare programs.

On an All Funds basis, Welfare spending is projected to increase by $71 million over the First Quarterly Update. Higher than anticipated Federal spending on child care, education, health and preventive services ($188 million) through the Temporary Assistance for Needy Families program is offset by General Fund savings resulting from a greater reduction in estimated caseload expenditures than previously projected ($118 million).

Welfare caseload projections have been revised downward based on recent trends. In 2004-05, the total caseload is now expected to average 627,000 recipients, a decrease of 5,000 from the Executive Budget forecast. In 2005-06, it is projected at 620,000, a decrease of 29,000 recipients from the Executive forecast. The lower caseload levels are projected to reduce costs from previous estimates by $115 million annually.

Mental Hygiene

The State provides care for its citizens with mental illness, mental retardation and developmental disabilities, and for those with chemical dependencies, through OMH, the Office of Mental Retardation and Developmental Disabilities (OMRDD) and OASAS. Capital investments for these programs are primarily supported by patient revenues through financing arrangements with DASNY. Historically, this care has been provided at large State institutions.

Beginning in the 1980s the State adopted policies to provide institutional care to those most in need and to expand care in community residences. OMRDD’s capital program supports a State institutional infrastructure comprising 14 service districts with approximately 350 buildings, and a State- and non-profit operated community network of approximately 32,000 beds. The program continues the recent shift in emphasis from the development of new facilities (primarily in the community) to the improvement and maintenance of existing State and non-profit infrastructure.

OMH’s capital program supports an institutional physical plant consisting of 23 campuses with over 1,000 buildings as well as a State and non-profit operated community network of approximately 27,700 beds. The overall policy direction of this program has limited institutional capital projects to those that are necessary to ensure the health and safety of clients and staff, retain program accreditation, and maintain the condition of existing facilities. In addition, the program supports the preservation of existing State and community beds and the development of new non-profit operated community beds. As the need for institutional beds has declined over recent years, both OMRDD and OMH have consolidated, reconfigured or closed many of their campuses, permitting the planned development of alternate uses for the surplus facilities.

Various capital programs for DOH facilities have also been financed by DASNY using patient revenues and contractual-obligation financing arrangements.

Transportation

All Funds spending for transportation is estimated at $5.7 billion in 2005-06, an increase of $517 million over 2004-05. Growth in capital spending financed from the Dedicated Highway and Bridge Trust Fund and a proposed “Rebuild and Renew New York” General Obligation Bond Act, as well as higher operating support for the Metropolitan Transportation Authority (MTA) and other transit systems, account for the annual change. The Bond Act is subject to the approval of the voters in November 2005.

Both the State’s five-year transportation and transit plans are being renewed in 2005. The new plan authorizes $35.8 billion in total commitments over five years to be divided equally between MTA and the Department of Transportation (DOT) programs ($17.9 billion each) and proposed a $2.9 billion bond act with resources to be divided equally between MTA and DOT programs ($1.45 billion each). Effectively, this adds $455 million above the Executive Budget DOT proposal and $1.9 billion above the Executive Budget MTA proposal. The proposed bond act is expected to add $4.5 billion in total debt service costs, with annual costs beginning in 2006-07.

To partially finance the new plans, the Enacted Budget authorized certain tax and fee actions including a 1/8 cent increase in the MTA region sales tax, a Mortgage Recording Tax increase of 5 cents per $100 of recorded mortgage in the MTA region, and increases in various Motor Vehicles fees. A comprehensive five-year transportation program and financial plan with detail on programs, projects or commitment schedules is expected to be finalized later this year. Additional resources still need to be developed in the outyears of the plan to support the MTA, DOT, and DMV. The Executive Budget proposed a public/private partnership initiative to provide additional resources which has not yet been enacted.

Finally, the Enacted Budget added funding for a study on the implementation and operation of high speed rail routes in New York State.

General State Charges

General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs.

General Fund spending for General State Charges is projected to be $4.0 billion in 2005-06, an increase of $396 million (10.8 percent) over the prior year. The annual increase is due mostly to rising costs of employee health benefits ($189 million), higher costs related to employer pension contributions ($247 million) and fringe benefit increases for unsettled collective bargaining agreements (roughly $40 million). Higher fringe benefit cost reimbursements to the General Fund which are payable from other funds, thus reducing General Fund costs, partially offset the growth ($105 million).

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (e.g., Empire State Development Corporation (ESDC), Dormitory Authority of the State of New York (DASNY), Thruway Authority, Local Government Assistance Corporation (LGAC)) for which the State is contractually obligated to pay debt service, subject to an appropriation. Debt service is paid for through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

All Funds spending on debt service is projected to total $3.9 billion in 2005-06, of which $1.7 billion is paid from the General Fund spending and $2.2 billion in other State funding. Spending reflects debt service due on revenue credits supported by dedicated taxes and fees and patient income, including PIT Revenue Bonds, Dedicated Highway and Bridge Trust Fund bonds and Mental Health facilities bonds, and service contract bonds that are supported primarily by the General Fund.

All Other Disbursements

In addition to the programs described above, the Executive Budget includes funding for economic development, environmental protection, public protection, general government, the Judiciary, and various other programs. Significant sources of annual change in these areas include:

Local Government Aid: The 2005-06 Enacted Budget increases State support for local governments by $57 million under the new Aid and Incentives for Municipalities (AIM) Program. AIM will provide State aid increases of 3.75 percent for all towns and villages, and 12.75 percent for all upstate cities. As a condition of receiving this increase, cities will agree to minimize property tax growth, develop three-year financial plans and seek operational efficiencies through various initiatives like shared services agreements.

Along with the AIM initiative, this Budget introduces the Shared Municipal Services Incentive (SMSI) Program which will provide competitive grants of up to $100,000 to cities, towns, villages, counties and school districts to help fund cooperative cost saving efforts such as shared services (e.g. transportation, snowplowing, or payroll) undertaken by two or more municipalities. This program is funded at $2.75 million in SFY 2005-06.

World Trade Center: Federal aid to New York City in 2004-05 for the creation of a captive insurance company to address claims related to recovery efforts at the World Trade Center will not recur in 2005-06 ($1.2 billion). The aid “passes through” the State’s All Funds Financial Plan and is counted as spending.

2006-07 Receipts Forecast

General Fund receipts in 2006-07 are projected to increase by $1.8 billion from the current year. Underlying revenue growth of $3.2 billion (6.2 percent) in 2006-07 is offset by the loss of several one-time revenues (roughly $500 million), the phase-out of PIT surcharge and a one-quarter percent increase in sales tax ($1 billion) and higher debt service costs which reduce the amount of transfers from the Revenue Bond Tax Fund to the General Fund ($185 million).

2006-07 Disbursements Forecast

Spending is projected to increase by $4.7 billion in 2006-07. Medicaid growth of $1.8 billion in 2006-07 is primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. In addition, State Medicaid costs increase due to significant growth in the state takeover of local government Medicaid costs (from $410 million in 2005-06 to $1.2 billion in 2006-07) which includes the cap on local Medicaid costs ($510 million to a total of $631 million) and the complete State takeover of local government Family Health Plus costs (+$239 million to a total of $528 million). In addition, spending growth occurs in state operations ($787 million), driven primarily by projected spending increases in Correctional Services, the Judiciary, the Mental Hygiene agencies and the State University; school aid ($658 million), resulting from increases to spending in expense based programs and selected aid categories; and fringe benefits, primarily due to rising pension ($227 million) and health insurance costs ($247 million).

On a State fiscal year basis, school aid spending is projected to grow by $461 million in 2006-07. The projections assume growth in expense-based programs and other selected aid categories. The Financial Plan projections assume that VLT revenues will be used to continue to finance the State’s SBE program. The SBE program is part of the State’s efforts to comply with a State Court of Appeals ruling that found that the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid.

State Operations spending is projected to increase by $592 million in 2006-07. This growth is primarily due to the cost of collective bargaining agreements with many of the State’s employee unions and the anticipated settlements with the remaining unions (approximately $250 million), normal salary step increases and non-personal service increases (roughly $120 million), and the decline in patient income revenues available to finance General Fund spending ($200 million). General State Charges is expected to increase by $375 million in 2006-07 (excluding the pension amortization savings in 2005-06) and is primarily due to higher costs for pensions ($98 million) and health insurance for State employees and retirees ($259 million). All other spending growth is comprised of inflationary spending increases across numerous local assistance programs and is consistent with 2004-05 and 2005-06 growth trends.

PRIOR FISCAL YEARS

2004-05 Fiscal Year

DOB reported a 2004-05 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $43.6 billion.

The General Fund ended the 2004-05 fiscal year with a balance of $1.2 billion, which included dedicated balances of $872 million in the TSRF (the State’s “rainy day fund”) (after a $78 million deposit at the close of 2004-05), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($325 million). The closing fund balance excludes $1.3 billion on deposit in the refund reserve account at the end of the 2004-05 fiscal year, including $601 million in the new fiscal stability reserve fund.

General Fund receipts, including transfers from other funds, totaled $43.8 billion in 2004-05, an increase of $1.4 billion from 2003-04 results. Tax receipts, excluding the impact of the tax refund reserve transaction, increased by nearly $4 billion on an annual basis. The growth was offset by an annual decline of $3.5 billion in miscellaneous receipts, due mainly to the State’s securitization of tobacco settlement payments in 2003-04.

General Fund spending, including transfers to other funds, totaled $43.6 billion in 2004-05, an increase of $1.6 billion from 2003-04. Medicaid, school aid, fringe benefits, and debt service were the main sources on annual growth years. This exceeds average base revenue growth over recent years but is consistent with prior economic expansions.

2003-04 Fiscal Year

The DOB reported a 2003-04 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

The General Fund ended the 2003-04 fiscal year with a balance of $1.1 billion, which included dedicated balances of $794 million in the Tax Stabilization Reserve Fund (the State’s “rainy day fund”) (after an $84 million deposit at the close of 2003-04), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($262 million). The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-04 fiscal year.

Aside from the extraordinary Federal aid, the net General Fund operating variance was $69 million, although 2003-04 year-end results for a number of programs varied from the initial projections. In particular, even though the State economy rebounded modestly in 2003-04, the persistent effects of the national recession and a weak recovery continued to put pressure on the State’s social services programs to a greater extent than anticipated in the Enacted Budget Financial Plan. The actual number of people receiving Medicaid and welfare benefits during the year exceeded initial projections, driving additional Financial Plan costs. However, the positive impact of Federal aid, modestly higher tax receipts, and spending that came in below projections in other programs, were more than sufficient to offset the growth in social services costs.

PUBLIC AUTHORITIES

The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this disclosure, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2004, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $120.4 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several other financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

LOCALITIES

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

Fiscal Oversight

In response to the City’s fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York (NYC MAC), to provide the City with financing assistance; the New York State Financial Control Board (FCB), to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC), to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City’s financial plans.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2005-06 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that New York City, other localities, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

DEBT AND OTHER FINANCING ACTIVITIES

2005-06 State Supported Borrowing Plan

Section 22-c of the State Finance Law requires the Governor to submit the five-year Capital Program and Financing Plan (the Plan) with the Executive Budget and to submit an update to the Plan (the Update) by the later of July 30 or 90 days after the enactment of the State Budget. The proposed 2005-06 through 2009-10 Capital Program and Financing Plan was released with the Executive Budget on January 18, 2005 and updated to reflect the 30-Day Amendments on February 8, 2005. The Update to the Plan was released on April 26, 2005, and reflects final action on the Budget. A copy of the Update can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or at www.budget.state.ny.us.

The Update to the Plan for 2005-06 and the remaining years of the Capital Plan reflects the expectation that State PIT Revenue Bonds will continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease-purchase payments. (see “State Personal Income Tax Revenue Bond Financing” above). The State’s borrowing plan projects new issuance of $279 million in General Obligation Bonds in 2005-06 including $94 million of Rebuild and Renew New York Transportation Bonds that could be issued if the proposed Bond Act is approved by the voters in November 2005; $728 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation and the anticipated issuance of about $3 billion of bonds to restructure outstanding Bonds; $203 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $163 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; $21 million in DOH Revenue Bonds to support a portion of the costs to construct a new veteran’s nursing home; and $2.8 billion in State PIT Revenue Bonds to finance various capital programs, as described below.

State PIT Revenue Bond borrowings include issuances by: (i) DASNY for university facilities (Jobs 2000), SUNY higher education facilities and community colleges, CUNY senior and community colleges, Higher Education Capital Matching Grants for private colleges, and for local public safety answering point equipment and technology upgrades associated with wireless E-911 service; (ii) the Thruway Authority for CHIPs; (iii) UDC (doing business as the Empire State Development Corporation) for correctional and youth facilities, State facilities and equipment acquisitions; (iv) EFC for State Environmental Infrastructure Projects, including Water Pollution Control and Pipeline for Jobs (Jobs 2000); and Hazardous Waste Remediation; (v) HFA for

housing programs. State PIT Revenue Bonds for 2005-06 also include the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes which may be issued by the Thruway Authority, DASNY, UDC and HFA; the Strategic Investment Program (SIP) for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC; and Regional Economic Development Program, Higher Technology and Development Program and the Regional Economic Growth Program which includes EOF, Gen*NY*sis, CCAP, RESTORE, Multi-Modal Transportation Program and the Center of Excellence Program, which may be issued by DASNY and UDC.

The projections of State borrowings for the 2005-06 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

Debt Reform Act

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act which restricted new State-supported debt to capital purposes only and limited new debt outstanding to 4 percent of personal income and new debt service costs to 5 percent of total governmental funds receipts. The debt restrictions apply to all new State supported debt issued on and after April 1, 2000. The cap on debt outstanding will be fully phased-in during 2010-11, while the cap of debt service costs will be fully phased-in during 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2004. On October 30, 2004, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2004 at 1.55 percent of personal income and debt service on such debt at 0.84 percent of total governmental receipts, compared to the caps of 1.98 percent for each. DOB projects that debt outstanding and debt service costs for 2004-05 and the entire five-year forecast period through 2009-10 will also be within the statutory caps. From April 1, 2000 through March 31, 2005 the State has issued $13.9 billion of new debt, of which $1.2 billion was retired—resulting in $12.7 billion of net new debt. This is $4.4 billion below the statutory cap. The debt service costs on this new debt totaled $1.1 billion in 2004-05—or roughly $1.3 billion below the statutory limit.

Variable Rate Obligations and Interest Rate Exchange Agreements

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate obligations and to enter into a limited amount of interest rate exchange agreements. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. As of March 31, 2005, State-supported debt in the amount of $40.7 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of approximately $6.1 billion each.

As of March 31, 2005 the State had about $2.1 billion of outstanding variable rate instruments, or 5.1 percent of total debt outstanding, that are subject to the net variable rate exposure cap. Also, as of March 31, 2005 five issuers, DASNY, UDC, HFA, LGAC and the Thruway Authority have entered into $5.97 billion, or 14.7 percent of total debt outstanding, notional amount of interest rate exchange agreements that are subject to the interest rate exchange agreement cap.

The interest rate exchange agreements outstanding at March 31, 2005 involve nine different counterparties. All of the interest rate exchange agreements were part of refunding transactions that resulted in fixed rates (i.e., synthetic fixed rate interest rate exchange agreements) that range between 2.86 percent and 3.66 percent—rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. In these transactions, the State issued variable rate bonds and entered into swaps in which it receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate. As of March, 2005, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $54 million—the total amount the State would be required to pay to the collective authorized issuers for payments to the counterparties should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, as interest rates rise from levels that existed in March 2005, it is expected that the counterparties would owe the State termination payments. The State plans to continue to monitor and manage counterparty risk on a monthly basis.

At the close of the 2004-05 fiscal year, the State also entered into approximately $850 million in swaps to create synthetic variable rate exposure, including $157 million of synthetic variable rate obligations and $693 million of forward starting synthetic variable rate obligations. In these transactions, the State issued fixed rate bonds and entered into swaps in which it receives a fixed rate comparable to the rate it pays on the bonds and pays the Bond Market Association (BMA) variable rate, resulting in the State paying net variable rates. The net variable rate costs the State incurred with the synthetic variable rate bonds are lower than the net costs of issuing traditional variable rate bonds because they do not require additional support costs (liquidity, insurance, broker-dealer fees, and remarketing fees). Thus, this approach can be the least costly way to achieve additional variable rate exposure. The synthetic variable rate bonds also provide the additional benefit of reducing the State’s counterparty exposure under the synthetic fixed rate bonds discussed above (as determined by an independent financial advisor), and thus are excluded agreements under the legislation and are not counted under the swaps cap.

The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings that are at least in the two highest investment grade categories from a national rating agency, monthly reporting requirements, the adoption of guidelines by the governing boards of the authorized issuers, collateral requirements, an independent finding that swaps reflect a fair market value, and the use of standardized International Swaps and Derivatives Association (ISDA) documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the Authorized Issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State’s finances in the 2005-06 fiscal year or thereafter.

Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2005-06 Financial Plan. The State believes that the proposed 2005-06 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2005-06 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2005-06 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2005-06 Financial Plan.

State Finance Policies

In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the “public asset fund” to be used for the purpose set forth in § 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002. By decision and order dated May 20, 2004, the Appellate Division, First Department affirmed the dismissal of plaintiff’s original complaint but also affirmed the denial of defendants’ motion to dismiss the amended claim. The State, the other defendants and the plaintiffs have been granted leave to appeal to the Court of Appeals. By decision dated June 20, 2005, the Court of Appeals dismissed all of plaintiff’s claims. On July 7, 2005, a judgment was entered in favor of the defendants in Supreme Court, New York County. Prior to November 2, 2005, the time in which plaintiffs may seek any further appeals expired.

Gaming

In Dalton, et al. v. Pataki, et al. and Karr v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of VLTs at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multijurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

By opinion and order entered July 7, 2004, the Appellate Division, Third Department, upheld the constitutionality of tribal-state compacts and the joint, multi-jurisdiction and out of State lottery. The Appellate Division held that the statute authorizing the Division of the Lottery to license the operation of VLTs at certain racetracks in the State violated the provisions of the State Constitution that require the net proceeds of State-operated lotteries be applied exclusively to or in aid or support of education in this State as the Legislature may prescribe. The State, certain other defendants, and the plaintiffs in both Dalton, et al. v. Pataki, et al and Karr v. Pataki, et al. have appealed from this order. In an opinion dated May 3, 2005, the Court of Appeals modified the July 7, 2004 opinion and order and declared parts B, C and D of Chapter 383 of the Laws of 2001 constitutional. On July 6, 2005, the Court of Appeals denied the plaintiffs’ motions for reargument in both cases. On September 15, 2005, plaintiffs filed for certiorari before the United States Supreme Court on that portion of the Court of Appeals decision relating to tribal-State compacts. The plaintiffs’ petition was denied by the United States Supreme Court on November 28, 2005.

Real Property Claims

On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which would in part require the passage of State and Federal legislation to become effective. Such legislation must be enacted by September 1, 2005 unless the parties agree to an extension of time. The agreements contemplate the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provide for monetary payment, transfers of lands and other consideration to non-signatory tribal plaintiffs, these agreements have not been signed by the United States, the Oneidas of New York, the Oneida of the Thames Band or the New York Brothertown. The settlement agreements required the passage of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. No such legislation was enacted and no extension of time was agreed upon. On August 18, 2005, the District Court stayed all further proceedings in this case until it is known whether the plaintiffs in the Cayuga Nation of New York case (see below) will ask the United States Supreme Court to review the Second Circuit’s June 28, 2005 decision. Proceedings in this case will be stayed until the Supreme Court either declines to review the Second Circuit’s decision or issues an opinion in that case.

Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York and the Onondaga Nation v. The State of New York, et al.

In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chautauqua Counties. By order dated November 17, 1999, the District Court confirmed the July 12, 1999 magistrate’s report, which recommended granting the State’s motion to dismiss that portion of the action relating to the Thruway right of way and denying the State’s motion to dismiss the Federal government’s damage claims. By decision and order dated June 21, 2002, the District Court granted summary judgment to defendants dismissing that portion of the action relating to the islands in the Niagara River. A judgment entered June 21, 2002 dismissed all aspects of this action. Plaintiffs appealed from the judgment to the U.S. Court of Appeals for the Second Circuit. By decision dated September 9, 2004, the Second Circuit affirmed the judgment of the District Court. Plaintiffs have petitioned the Second Circuit for rehearing en banc. On July 8, 2005, the Second Circuit denied the United States’ motion for rehearing en banc.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On November 29, 2004, the plaintiff tribal entities, with one exception, approved a settlement proposed by the State, which would require enactment of State and Federal legislation to become effective. The plaintiff tribal entity that did not approve the proposed settlement on November 29, 2004, subsequently expressed its approval. A bill that would implement the terms of the Haudenosaunee-Mohawk settlement agreement has been passed by the New York State Assembly and awaits action by the New York State Senate. On August 12, 2005, the District Court stayed all further proceedings in this case until February 15, 2006, which stay has been extended.

In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government’s motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. Following argument of the appeal, the second Circuit requested that the parties brief the Court on the impact of any eventual decision by the United States Supreme Court in City of Sherrill v. Oneida Indian Nation of New York, et al., a case to which the State is not a named party, involving the issue of whether parcels of land recently acquired by the Oneida Indian Nation of New York within the 1788 reservation boundaries are subject to local property taxation. On October 1, 2004, the State filed an action in the District Court for the Northern District Court under the Federal Tort Claims Act, seeking contribution from the United States toward the $248 million judgment and post-judgment interest. On June 28, 2005, the Second Circuit held that plaintiffs’ possessory land claim is subject to the defense of laches, and is barred on that basis. The Court reversed the judgment of the District Court and entered judgment for the defendants. On September 8, 2005 the Second Circuit denied the plaintiff’s motion for reconsideration and en banc review.

Settlements were signed on by the Governor of the State with the Chief of the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004 and with the Cayuga Indian Nation of New York on November 17, 2004 which required, in part, enactment of State and Federal legislation to be enacted by September 1, 2005 unless the parties agree to an extension of time. These agreements provide for differential payments to be made to the plaintiff tribes, based upon the outcome of the appeal then pending in the Second Circuit. No legislation was enacted by September 1, 2005 and no extension of time was agreed upon.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On October 28, 2005, the District Court stayed all further proceedings in this case until it is known whether the plaintiffs in the Cayuga Indian Nation of New York will ask the United States Supreme Court to review the Second Circuit’s June 28, 2005 decision. Proceedings in this case will be stayed until the Supreme Court either declines to review the Second Circuit’s decision or issues an opinion in that case.

Tobacco Master Settlement Agreement

In Freedom Holdings Inc. et al. v. Spitzer et al., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement (“MSA”) that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion decided January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce

Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction except that portion of the motion seeking to enjoin enforcement of Chapter 666 of the Laws of 2003, which limits the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit, which upheld the District Court’s decision on May 18, 2005.

School Aid

In Campaign for Fiscal Equity, Inc. et al. v. State, et al.(Supreme Court, New York County), plaintiffs challenge the State’s method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State’s public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

By decision dated January 9, 2001, following trial, the trial court held that the State’s education funding mechanism does not provide New York City students with a “sound basic education” as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court’s decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court’s conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

On August 3, 2004, the Supreme Court, New York County, referred this case to a panel of three referees. The panel is to make recommendations to the court as to how the State should fulfill the Court of Appeals mandate to provide New York City school children with a sound basic education. On November 30, 2004, the panel issued its report and recommendations. It recommended that the District Court direct the State to pay to New York City schools a total of $14.08 billion over the next four years in additional operations funding and $9.179 billion over the next five years for capital improvements. On March 15, 2005, the Supreme Court, New York County, issued an order confirming the panel’s report and recommendations and directing the State to take all steps necessary to provide additional funding for New York City schools in the amounts of $1.41 billion in 2005-06, $2.82 billion in 2006-07, $4.22 billion in 2007-08 and $5.63 billion in 2008-09, totaling $14.08 billion over the next four years. The Court also directed the State to take all steps necessary to provide additional capital funding in the amount of $1.836 billion annually, totaling $9.179 billion over the next five years. The

State has appealed from the March 15, 2005 order to the Appellate Division, First Department and the trial court’s decision was stayed pending a resolution of the appeal. On May 3, 2005, the First Department denied the plaintiffs’ motion to lift the automatic stay.

Medicaid

Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et. al. v. Novello. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs’ complaint by order dated May 19, 2004. Plaintiffs have appealed to the Second Circuit Court of Appeals. Several related State Court cases involving the same parties and issues have been held in abeyance pending the result of the litigation in Federal Court.

In Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello, the Supreme Court, Erie County, dismissed the petition by decision, order and judgment dated December 22, 2004. By order entered September 30, 2005, the Supreme Court, Appellate Division, Fourth Department affirmed the decision of the lower court.

* * * * *

RATING AGENCIES’ ACTIONS

Standard & Poor’s, Moody’s and Fitch had assigned bond ratings of AA, Aa3 and AA-, respectively, to the State’s general obligation bonds as of December 2005. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revision or withdrawal of a rating could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX E

Western Asset Management Company Proxy Voting Policy

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates ( other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

LEGG MASON PARTNERS INVESTMENT TRUST

Legg Mason Partners Intermediate Maturity California Municipals Fund

Legg Mason Partners Intermediate Maturity

New York Municipals Fund

[date, 2007]

LEGG MASON PARTNERS INVESTMENT TRUST

125 Broad Street

New York, NY 10004

PART C

OTHER INFORMATION

Item 23. Exhibits

Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (“SEC”) on October 21, 1991 (File Nos. 33-43446 and 811-6444).

(a)(1) Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post Effective Amendment No. 18 filed on March 30, 1998.

(2) Amendment No. 1 to the First Amended and Restated Master Trust Agreement dated June 1, 1998 is incorporated herein by reference to Post-Effective Amendment No. 20 filed on June 26, 1998.

(3) Amendment No. 2 to the First Amended and Restated Master Trust Agreement dated October 16, 1998 is incorporated herein by reference to Post-Effective Amendment No. 21 filed on November 12, 1998.

(4) Amendment No. 3 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 29 filed on August 16, 2000.

(5) Amendment No. 4 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 30 filed on August 16, 2000 (“Post-Effective Amendment No. 30”).

(6) Amendment No. 5 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 30.

(7) Amendment No. 6 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 30.

(8) Amendment No. 7 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 39 filed on March 26, 2002 (“Post-Effective Amendment No. 39”).

(9) Amendment No. 8 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 39.

(10) Amendment No. 9 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 41 filed on July 19, 2002.

(11) Amendment No. 10 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 46 filed on March 30, 2003 (“Post-Effective Amendment No. 46”).

(12) Amendment No. 13 to First Amended and Restated Master Trust Agreement dated April 7, 2006 is incorporated herein by reference to Post-Effective Amendment No. 58 filed on April 28, 2006 (“Post-Effective Amendment No. 58”).

(13) Certificate of Amendment effective November 17, 2006 is incorporated herein by reference to Post-Effective Amendment No. 60 filed on November 30, 2006 (“Post-Effective Amendment No. 60”).

(b) Amended and Restated By-laws of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 46.

(c) The Registrant’s form of stock certificate for Legg Mason Partners Large Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 17 filed on February 20, 1998.

(d)(1) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Large Cap Growth Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated August 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 59 filed on September 8, 2006 (“Post-Effective Amendment No. 59”).

(2) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Classic Values Fund, and LMPFA dated July 1, 2006 is filed herewith.

(3) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Mid Cap Core Fund, and LMPFA dated August 1, 2006 is filed herewith.

(4) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity California Municipals Fund, and LMPFA dated August 1, 2006 is filed herewith.

(5) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity New York Municipals Fund, and LMPFA dated August 1, 2006 is filed herewith.

(6) Form of Subadvisory Agreement between LMPFA and ClearBridge Advisors, LLC (“ClearBridge”) (formerly known as CAM North America, LLC), regarding Legg Mason Partners Large Cap Growth Fund, dated August 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 59.

(7) Form of Subadvisory Agreement between LMPFA and Olstein & Associates, L.P. (“Olstein”), regarding Legg Mason Partners Classic Values Fund, dated August 1, 2006 is filed herewith.

(8) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Mid Cap Core Fund, dated August 1, 2006 is filed herewith.

(9) Form of Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), regarding Legg Mason Partners Intermediate Maturity California Municipals Fund, dated August 1, 2006 is filed herewith.

(10) Form of Subadivosry Agreement between LMPFA and WAM, regarding Legg Mason Partners Intermediate Maturity New York Municipals Fund, dated August 1, 2006 is filed herewith.

(e)(1) Form of Distribution Agreement with Citigroup Global Markets, Inc. (“CGMI”) is incorporated by reference to Post-Effective Amendment No. 30.

(2) Form of Distribution Agreement with PFS Distributors, Inc. (“PFS”) is incorporated by reference to Post-Effective Amendment No. 30.

(3) Form of Amendment to the Distribution Agreement with Citigroup Global Markets, Inc. (“CGMI”), dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56 filed on January 27, 2006 (“Post-Effective Amendment No. 56”).

(4) Form of Amendment of Distribution Agreement and Assumption of Duties and Responsibilities, among the Registrant, PFS Distributors, Inc. and PFS Investments, Inc. (“PFS”), dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56.

(5) Form of Distribution Agreement with Legg Mason Investor Services, LLC (“LMIS”) dated as of December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 57 filed on March 30, 2006 (“Post-Effective Amendment No. 57”).

(6) Form of Letter Agreement amending Exhibit A of the Distribution Agreement between the Registrant and CGMI to be filed by amendment.

(7) Form of Letter Agreement amending Exhibit A of the Distribution Agreement between the Registrant and PFS to be filed by amendment.

(8) Form of Letter Agreement amending Exhibit A of the Distribution Agreement between the Registrant and LMIS to be filed by amendment.

(f)(1) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 60.

(2) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 61 filed on January 8, 2007 (“Post-Effective Amendment No. 61”).

(3) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 61.

(4) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 61.

(5) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 61.

(g) Form of Custodian Services Agreement between the Registrant and State Street Bank and Trust Company dated as of January 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 56.

(h)(1) Transfer Agency and Services Agreement dated January 1, 2006 between the Registrant and PFPC Inc. (“PFPC”) is incorporated herein by reference to Post-Effective Amendment No. 56.

(2) Form of License Agreement between the Registrant Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 58.

(3) License Agreement between the Registrant and Citigroup Inc. dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 58.

(4) Form of Fee Waiver and Expense Reimbursement Agreement is incorporated herein by reference to Post-Effective Amendment No. 60.

(i)(1) Opinion of Counsel regarding legality of shares being registered is incorporated herein by reference to Pre-Effective Amendment No. 1 filed on December 6, 1991 (“Pre-Effective Amendment No. 1”).

(2) Legal Counsel’s consent is incorporated herein by reference to Post-Effective Amendment No. 24 filed on March 30, 1999.

(3) Opinion of Counsel regarding legality of Class FI and Class R Shares being registered is incorporated herein by reference to Post-Effective Amendment No. 60.

(j)(1) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(2) Power of Attorney dated April 12, 2006 is incorporated herein by reference to Post-Effective Amendment No. 58.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1.

(m)(1) Amended Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Classic Values Fund, Legg Mason Partners Large Capitalization Growth Fund, Legg Mason Partners Mid Cap Core Fund, Legg Mason Partners S&P 500 Index Fund, and LMIS (relating to Class A, B, C and I shares), dated December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 57.

(2) Amended Shareholder Services and Distribution Plan between the Registrant, on behalf of Legg Mason Partners Large Capitalization Growth Fund, and LMIS (relating to Class FI and R shares), dated August 1, 2006, is incorporated herein by reference to Post-Effective Amendment No. 60.

(3) Amended Shareholder Services and Distribution Plan between the Registrant and LMIS to be filed by amendment.

(n)(1) Amended Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 56.

(2) Amended Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 60.

(3) Amended and Restated Rule 18f-3(d) Multiple Class Plan to be filed by amendment.

(o) Not Applicable

(p)(1) Code of Ethics of Citigroup Asset Management - North America and Certain Registered Investment Companies, as amended September 13, 2005 (adopted by LMPFA and ClearBridge), is incorporated herein by reference to Post-Effective Amendment No. 56.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 56.

(3) Code of Ethics of CGMI to be filed by amendment.

(4) Code of Ethics of PFS to be filed by amendment.

(5) Code of Ethics of Barrett Associates, Inc. (“Barrett”) dated December 15, 2005 is incorporated herein by reference to Post-Effective Amendment No. 61.

(6) Code of Ethics of Legg Mason International Equities Limited (“LMIE”) is incorporated herein by reference to Post-Effective Amendment No. 61.

(7) Code of Ethics of Batterymarch Financial Management, Inc. (“Batterymarch”) dated February 1,2005 is incorporated herein by reference to Post-Effective Amendment No. 61.

(8) Code of Ethics of Brandywine Global Investment Management, LLC (“Brandywine”) to be filed by amendment.

(9) Code of Ethics of Causeway Capital Management LLC (“Causeway”) to be filed by amendment.

(10) Code of Ethics of WAM dated as of February, 2005, is incorporated herein by reference to Post-Effective Amendment No. 62 filed on January 10, 2007 (“Post-Effective Amendment No. 62”).

(11) Code of Ethics of Legg Mason Investment Counsel, LLC (“LMIC”) is incorporated herein by reference to Post-Effective Amendment No. 62.

(12) Code of Ethics of Olstein to be filed by amendment.

Item 24. Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25. Indemnification

The response to this item is incorporated herein by reference to Pre-Effective Amendment No. 1.

The directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940. Reference is hereby made to (a) Section 4 of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (the “CGMI Distribution Agreement”), incorporated by reference herein; (b) paragraph 7 of the Amendment to the CGMI Distribution Agreement incorporated by reference herein; (c) Section 4 of the Distribution Agreement between the Registrant and PFS Distributors, Inc. (the “PFS Distribution Agreement”), incorporated by reference herein; (d) paragraph 7 of the Amendment to the PFS Distribution Agreement incorporated by reference herein; (e) paragraph 9 of the Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC, incorporated by reference herein.

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).

Subadviser — Barrett Associates, Inc. (“Barrett”)

Barrett was organized under the laws of the State of New York as a corporation. Barrett is a wholly-owned subsidiary of Legg Mason.

Barrett is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Barrett together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Barrett pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801- 831).

Subadviser—Batterymarch Financial Management, Inc. (“Batterymarch”)

Batterymarch was organized under the laws of the State of Maryland as a corporation. Batterymarch is an indirect wholly-owned subsidiary of Legg Mason.

Batterymarch is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Batterymarch together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Batterymarch pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801- 48035).

Subadvisor —Legg Mason International Equities Limited (“LMIE”)

The list required by this Item 26 of officers and directors of LMIE, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMIE pursuant to the Advisers Act (SEC File No. 801-57655).

Subadviser — Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAM
Director, LMFM
Manager, Brandywine
Senior Executive Vice President, Legg Mason, Inc.
Director, Nova Scotia
Vice President and Director, BMML
Director, LMCM
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, Western Asset Management Company Limited

James W. Hirschmann III	Director, WAM
Director, Western Asset Management Company Limited

D. Daniel Fleet	President and CEO, WAM

Gavin L. James	Director of Global Client Services, WAM
Senior Executive Officer, Western Asset Management Company Limited
Gregory McShea	General Counsel and Secretary, WAM
General Counsel and Secretary, Western Asset Management
Company Limited

WAM is located at 385 East Colorado Boulevard, Pasadena, CA 91101.

Item 27. Principal Underwriters

(a) CGMI, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust II, CitiFunds Trust I, Legg Mason Partners Funds Trust, Legg Mason Partners Variable Portfolios V, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Variable Portfolios III, Inc., Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Legg Mason Partners Capital Fund, Inc., Legg Mason Partners Investors Value Fund, Inc., Legg Mason Partners Equity Fund, Inc., Western Asset Funds II, Inc., Legg Mason Partners Series Funds, Inc., Legg Mason Partners Variable Portfolios I, Inc., Barrett Opportunity Fund, Inc., Western Asset 2008 Worldwide Dollar Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Legg Mason Partners Capital and Income Fund, Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolios II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., and various series of unit investment trusts.

Legg Mason Investor Services, LLC (“LMIS”), a distributor of the Registrant, is also a distributor of the following funds:

Legg Mason Partners Trust II

CitiFunds Trust I

Legg Mason Partners Funds Trust

Legg Mason Partners Variable Portfolios V

CitiFunds Premium Trust

CitiFunds Institutional Trust

CitiFunds Trust III

Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Variable Portfolio IV

Legg Mason Partners Investment Series

Consulting Group Capital Markets Funds

High Income Opportunity Fund Inc.

Intermediate Muni Fund, Inc.

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Investment Trust

Real Estate Income Fund Inc.

Managed High Income Portfolio Inc.

Managed Municipals Portfolio Inc.

Municipal High Income Fund Inc.

Citigroup Investments Corporate Loan Fund Inc.

Zenix Income Fund Inc.

Legg Mason Partners Capital Fund, Inc.

Legg Mason Partners Investors Value Fund, Inc.

Legg Mason Partners Equity Fund, Inc.

Western Asset Funds II, Inc.

Legg Mason Partners Series Funds, Inc.

Legg Mason Partners Variable Portfolios I, Inc.

Barrett Opportunity Fund, Inc.

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Western Asset High Income Fund Inc.

Western Asset High Income Fund II Inc.

Western Asset Emerging Markets Income Fund Inc.

Western Asset Emerging Markets Income Fund II Inc.

Western Asset Emerging Markets Floating Rate Fund Inc.

Western Asset Global High Income Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

Legg Mason Partners Capital and Income Fund, Inc.

Western Asset Inflation Management Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Global Partners Income Fund Inc.

Western Asset Municipal Partners Fund Inc.

Western Asset Municipal Partners Fund II Inc.

Legg Mason Partners Variable Portfolios II

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners Equity Funds

Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Funds, Inc.

Legg Mason Partners Income Funds

Smith Barney Institutional Cash Management Fund Inc.

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners New Jersey Municipals Fund, Inc.

Smith Barney Money Funds, Inc.

Legg Mason Partners Municipal Funds

Smith Barney Municipal Money Market Fund, Inc.

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners World Funds, Inc.

Legg Mason Partners Sector Series Inc.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Cash Reserve Trust

Legg Mason Charles Street Trust, Inc.

Legg Mason Global Trust, Inc.

Legg Mason Growth Trust, Inc.

Legg Mason Income Trust, Inc.

Legg Mason Investment Trust, Inc.

Legg Mason Investors Trust, Inc.

Legg Mason Light Street Trust, Inc.

Legg Mason Special Investment Trust, Inc.

Legg Mason Tax Exempt Trust, Inc.

Legg Mason Tax-Free Income Fund

Legg Mason Value Trust, Inc.

Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

PFS Investments Inc. (“PFS”), a distributor of the Registrant, is also the distributor for certain series of the registrants listed: Legg Mason Partners Trust II, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Investment Series, Legg Mason Partners Investment Trust, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Smith Barney Money Funds Inc. and Legg Mason Partners Sector Series, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177):

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve – Managing Director

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

The information required by this Item 27 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of Form BD filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Investment Trust

125 Broad Street

New York, New York 10004

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Subadvisers:

(3)	c/o Legg Mason International Entities Limited

399 Park Avenue

New York, NY 10022

(4)	Barrett Associates, Inc.

90 Park Avenue

34th Floor

New York, NY 10016

(5)	Batterymarch Financial Management, Inc.

John Hancock Tower

200 Clarendon Street

Boston, MA 02116

(6)	c/o ClearBridge Advisors, LLC

399 Park Avenue

New York, NY 10022

(7)	c/o Western Asset Management Company

399 Park Avenue

New York, NY 10022

(8)	c/o Legg Mason Investment Counsel, LLC

399 Park Avenue

New York, NY 10022

(9)	c/o Causeway Capital Management LLC

399 Park Avenue

New York, NY 10022

(10)	Olstein & Associates, L.P.

105 Corporate Park Drive

White Plains, NY 10604

With respect to the Registrant’s Custodian:

(11)	State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agent:

(12)	PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

With respect to the Registrant’s Distributors:

(13)	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

(14)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, MD 21202

(15)	PFS Investments, Inc.

3120 Breckinridge Blvd

Duluth, GA 30099-0062

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INVESTMENT TRUST, has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on this 17th day of January, 2007.

LEGG MASON PARTNERS INVESTMENT TRUST, on behalf of its series

Legg Mason Partners Classic Values Fund

Legg Mason Partners Mid Cap Core Fund

Legg Mason Partners Intermediate Maturity California Municipals Fund

Legg Mason Partners Intermediate Maturity New York Municipals Fund

By:	/s/ R. Jay Gerken
R. Jay. Gerken Chairman of the Board (Chief Executive Officer)

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated below on January 17, 2007.

Signature	Title

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee
R. Jay Gerken

/s/ Kaprel Ozsolak	Treasurer and Chief Financial Officer
Kaprel Ozsolak

/s/ Dwight B. Crane*	Trustee
Dwight B. Crane

/s/ Burt N. Dorsett.*	Trustee
Burt N. Dorsett

/s/ Elliot S. Jaffe*	Trustee
Elliot S. Jaffe

/s/ Stephen E. Kaufman*	Trustee
Stephen E. Kaufman

/s/ Cornelius C. Rose, Jr.*	Trustee
Cornelius C. Rose, Jr.

*By:	/s/ R. Jay Gerken
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney dated April 12, 2006.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(d)(2)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Classic Values Fund, and LMPFA dated July 1, 2006

(d)(3)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Mid Cap Core Fund, and LMPFA dated August 1, 2006

(d)(4)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity California Municipals Fund, and LMPFA dated August 1, 2006

(d)(5)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity New York Municipals Fund, and LMPFA dated August 1, 2006

(d)(7)	Form of Subadvisory Agreement between LMPFA and Olstein, regarding Legg Mason Partners Classic Values Fund, dated August 1, 2006

(d)(8)	Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Mid Cap Core Fund, dated August 1, 2006

(d)(9)	Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Intermediate Maturity California Municipals Fund, dated August 1, 2006

(d)(10)	Form of Subadivosry Agreement between LMPFA and WAM, regarding Legg Mason Partners Intermediate Maturity New York Municipals Fund, dated August 1, 2006